FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-05

April 23, 2014
FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET $1,192,446,107 (Approximate Total Mortgage Pool Balance) $1,034,446,000 (Approximate Offered Certificates)
COMM 2014-CCRE17

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
Jefferies LoanCore LLC
General Electric Capital Corporation
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Jefferies	Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.		KeyBanc Capital Markets
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated April 23, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co. Jefferies LLC

Co-Managers:	CastleOak Securities, L.P. and KeyBanc Capital Markets Inc.

Mortgage Loan Sellers:
Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (40.3%), German American Capital Corporation* (“GACC”) (34.4%), Jefferies LoanCore LLC (“JLC”) (15.6%) and General Electric Capital Corporation (“GECC”) (9.6%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Midland Loan Services, a division of PNC Bank, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Special Servicer:	Midland Loan Services, a division of PNC Bank, National Association

Trustee:	U.S. Bank National Association

Certificate Administrator:	Deutsche Bank Trust Company Americas

Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.

Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in June 2014.

Distribution Date:	4th business day following the Determination Date in each month, commencing in June 2014.

Cut-off Date:	Payment Date in May 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.

Settlement Date:	On or about May 13, 2014

Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.

ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.

Day Count:	30/360

Tax Treatment:	REMIC

Rated Final Distribution Date:	May 2047

Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.

Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	12	29	$434,477,792	36.4%
German American Capital Corporation	15	18	$317,333,611	26.6%
Jefferies LoanCore LLC	19	26	$186,584,397	15.6%
Cantor Commercial Real Estate Lending, L.P./ German American Capital Corporation	1	1	$140,000,000	11.7%
General Electric Capital Corporation	12	12	$114,050,307	9.6%
Total:	59	86	$1,192,446,107	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,192,446,107
Number of Mortgage Loans:	59
Number of Mortgaged Properties:	86
Average Mortgage Loan Cut-off Date Balance:	$20,210,951
Average Mortgaged Property Cut-off Date Balance:	$13,865,652
Weighted Average Mortgage Loan Original Term to Maturity (months):	112
Weighted Average Mortgage Loan Remaining Term to Maturity (months):	111
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	3.7%
Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.66x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	65.6%
Weighted Average Mortgage Loan Maturity Date LTV(2):	58.5%
Weighted Average U/W NOI Debt Yield:	10.5%
Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	35.2%
% Mortgage Loans with Partial Interest Only:	37.1%
% Mortgage Loans with Full Interest Only(3):	27.7%
Weighted Average Original Amortization Term (months)(4):	348
Weighted Average Remaining Amortization Term (months)(4):	347

Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	84.7%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	85.5%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	58.9%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	71.7%
% Mortgage Loans with Upfront Engineering Reserves:	47.6%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	43.7%
% Mortgage Loans with In Place Hard Lockboxes:	67.2%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.05x:	77.0%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	99.4%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	0.6%

(1)	With respect to the Bronx Terminal Market Loan and the 25 Broadway Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
(2)
With respect to the 330 South Tryon Office Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $16.15 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 79.5% and 69.0%, respectively. With respect to the Kunkel Portfolio Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $17.55 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 60.7% and 52.0%, respectively.

(3)	Interest only through the maturity date.
(4)	Excludes loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$49,750,000	30.000%(6)	2.67	1 - 55	45.9%	15.0%
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$149,000,000	30.000%(6)	4.86	55 - 60	45.9%	15.0%
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$12,376,000	30.000%(6)	6.91	83 - 83	45.9%	15.0%
Class A-SB	Aaa(sf) / AAAsf / AAA(sf)	$69,850,000	30.000%(6)	7.40	60 - 115	45.9%	15.0%
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$220,000,000	30.000%(6)	9.76	112 - 119	45.9%	15.0%
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	$333,736,000	30.000%(6)	9.91	119 - 119	45.9%	15.0%
Class X-A(7)	Aaa(sf) / AAAsf / AAA(sf)	$900,296,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	Aaa(sf) / AAAsf / AAA(sf)	$65,584,000(10)	24.500%	9.98	119 - 120	49.5%	13.9%
Class B(9)	Aa3(sf) / AA-sf / AA-(sf)	$81,980,000(10)	17.625%	9.99	120 - 120	54.0%	12.7%
Class PEZ(9)	A1(sf) / A-sf / A-(sf)	$199,734,000(10)	13.250%(6)	9.99	119 - 120	56.9%	12.1%
Class C(9)	A3(sf) / A-sf / A-(sf)	$52,170,000(10)	13.250%(6)	9.99	120 - 120	56.9%	12.1%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	Baa1(sf) / BBB-sf / AAA(sf)	$184,829,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / BB-sf / BB(sf)	$44,717,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	NR / NR / NR	$62,604,107(8)	N/A	N/A	N/A	N/A	N/A
Class D	Baa3(sf) / BBB-sf / BBB-(sf)	$50,679,000	9.000%	9.99	120 - 120	59.7%	11.5%
Class E	Ba2(sf) / BBB-sf / BBB-(sf)	$14,906,000	7.750%	9.99	120 - 120	60.5%	11.4%
Class F	NR / BB-sf / BB(sf)	$29,811,000	5.250%	9.99	120 - 120	62.2%	11.1%
Class G	NR / NR / B(sf)	$20,868,000	3.500%	9.99	120 - 120	63.3%	10.9%
Class H	NR / NR / NR	$41,736,107	0.000%	9.99	120 - 120	65.6%	10.5%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C and Class X-D Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C or Class X-D Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the closing date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $52,170,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
SUMMARY OF THE CERTIFICATES

Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A, Class X-B, Class X-C and Class X-D Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X-A, Class X-B, Class X-C and Class X-D Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate balance of each of the Class E and Class F Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class G and Class H Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $65,584,000, $81,980,000 and $52,170,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	JLC	Hilton Garden Inn Sarasota	Hospitality	$9,143,665	55	69.3%	1.86x	13.5%
A-1/A-2	JLC	Hampton Inn Sarasota	Hospitality	$8,249,176	55	69.9%	1.79x	13.0%
A-2	JLC	Buschwood I & II	Office	$13,500,000	57	71.4%	1.56x	11.2%
A-2	GECC	Lamplighter MHC	Manufactured Housing Community	$4,407,345	57	74.7%	1.55x	9.9%
A-2	GECC	The Seekonk Crossing	Retail	$23,000,000	58	68.7%	1.47x	8.7%
A-2	GACC	ARC Marriott Hotel Portfolio	Hospitality	$45,500,000	59	59.5%	2.69x	13.4%
A-2	GACC	Marketplace at Lake Boone	Various	$11,640,000	59	74.6%	1.73x	11.7%
A-2	CCRE	DC Mixed Use Portfolio V	Various	$35,000,000	60	65.5%	1.31x	9.2%
A-3	GECC	North Medical Center	Office	$14,032,388	83	72.3%	1.37x	9.6%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations - Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C and Class X-D Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and the Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X-B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E and Class F Certificates; and (iv) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class G and Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class X-C and Class X-D Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-3, Class A-SB Class A-4 and Class A-5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class D and Class E Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class D and Class E Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Loan Combinations:
The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Bronx Terminal Market secures a Mortgage Loan with an outstanding principal balance as of the
Cut-off Date of $140,000,000, collectively evidenced by Note A-1 and Note A-2 (the “Bronx Terminal Market Loan”), representing approximately 11.7% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis four companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $240,000,000, evidenced by Note A-3, Note A-4, Note A-5 and Note A-6, of which Note A-3 and Note A-5 are held by GACC and Note A-4 and Note A-6 are held by CCRE and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Bronx Terminal Market Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Bronx Terminal Market Loan Combination”.

The Bronx Terminal Market Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. For additional information regarding the Bronx Terminal Market Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as 25 Broadway secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $130,000,000, evidenced by Note A-1 (the “25 Broadway Loan”), representing approximately 10.9% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $120,000,000, evidenced by Note A-2, which is currently included in the COMM 2014-CCRE16 Mortgage Trust securitization. The 25 Broadway Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “25 Broadway Loan Combination.”

The 25 Broadway Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. For additional information regarding the 25 Broadway Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 25 Broadway Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan and the Bronx Terminal Market Loan Combination and 25 Broadway Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Control Eligible Certificates:	Class F, Class G and Class H Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:	It is expected that Ellington Management Group, LLC or an affiliate will be the initial Directing Holder as of the Settlement Date.
Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

If a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans  and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust
STRUCTURE OVERVIEW

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

						Weighted Averages
					% of Initial
					Outstanding		Stated	U/W		LTV
			Number of	Aggregate	Pool		Remaining Term	NCF	Cut-off Date	Ratio at
Range of Cut-off Date Balances			Mortgage Loans	Cut-off Date Balance	Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(2)	Maturity(2)
$1,696,583	-	$7,499,999	18	$88,505,299	7.4%	5.2300%	114	1.55x	67.5%	56.6%
$7,500,000	-	$14,999,999	21	$229,996,414	19.3%	5.2095%	104	1.44x	68.0%	59.0%
$15,000,000	-	$24,999,999	6	$111,825,000	9.4%	4.6730%	107	1.60x	66.2%	58.8%
$25,000,000	-	$49,999,999	10	$330,749,920	27.7%	4.6674%	105	1.65x	65.7%	56.6%
$50,000,000	-	$74,999,999	1	$56,500,000	4.7%	4.8770%	119	1.78x	62.6%	55.3%
$75,000,000	-	$140,000,000	3	$374,869,473	31.4%	4.6681%	119	1.82x	63.9%	60.9%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of Mortgage Rates(1)

						Weighted Averages
					% of Initial
					Outstanding		Stated			LTV
			Number of	Aggregate	Pool		Remaining Term	U/W NCF	Cut-off Date	Ratio at
Range of Mortgage Rate			Mortgage Loans	Cut-off Date Balance	Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(2)	Maturity(2)
3.8900%	-	4.4999%	5	$120,230,961	10.1%	4.2005%	79	2.00x	59.4%	52.2%
4.5000%	-	4.7499%	10	$430,723,275	36.1%	4.6201%	114	1.71x	65.3%	62.3%
4.7500%	-	4.9999%	19	$408,158,699	34.2%	4.8664%	115	1.63x	66.4%	56.6%
5.0000%	-	6.3238%	25	$233,333,171	19.6%	5.4495%	114	1.43x	67.9%	58.2%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Property Type Distribution(1)(3)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Cut-off Date Balance per Unit/Room/Pad /NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Retail	16	$395,687,333	33.2%	2,599,024	$281	4.6173%	114	98.0%	1.70x	62.0%	55.3%
Anchored(4)	12	$377,286,548	31.6%	2,516,054	$280	4.6189%	116	98.0%	1.71x	61.7%	55.0%
Unanchored	4	$18,400,785	1.5%	82,970	$293	4.5841%	77	97.3%	1.53x	68.1%	60.6%
Multifamily	29	$229,263,976	19.2%	42,606	$53,246	5.1256%	119	93.3%	1.41x	69.5%	60.7%
Garden	15	$149,513,257	12.5%	3,458	$53,925	5.0379%	119	92.5%	1.42x	70.5%	61.6%
Mid Rise	11	$62,350,000	5.2%	38,408	$59,722	5.0450%	120	94.6%	1.28x	73.6%	65.4%
Flexible Apartments	3	$17,400,719	1.5%	740	$24,212	6.1677%	112	95.0%	1.86x	47.0%	37.0%
Hospitality	9	$204,842,842	17.2%	1,842	$126,725	4.7859%	101	73.1%	1.92x	65.0%	57.2%
Limited Service	7	$156,392,842	13.1%	1,252	$140,466	4.7060%	95	72.3%	2.03x	62.8%	57.5%
Full Service	2	$48,450,000	4.1%	590	$82,373	5.0441%	120	75.8%	1.59x	72.0%	56.0%
Office	9	$187,082,388	15.7%	1,565,808	$218	4.8088%	111	94.3%	1.76x	68.0%	65.9%
CBD	5	$147,550,000	12.4%	1,169,028	$246	4.7968%	119	94.9%	1.83x	68.0%	66.9%
Medical	2	$22,032,388	1.8%	167,388	$140	4.7990%	95	92.6%	1.52x	66.5%	59.4%
Suburban	2	$17,500,000	1.5%	229,392	$77	4.9218%	58	91.7%	1.50x	70.1%	65.4%
Manufactured Housing Community	9	$55,110,306	4.6%	1,899	$37,184	4.8334%	113	93.6%	1.63x	65.5%	54.8%
Self Storage	5	$50,325,033	4.2%	376,496	$174	4.9422%	119	80.3%	1.37x	66.2%	55.4%
Mixed Use	6	$46,329,065	3.9%	322,593	$191	5.1940%	100	92.3%	1.42x	70.1%	60.4%
Retail/Office	5	$36,965,519	3.1%	205,820	$219	5.2659%	95	92.7%	1.43x	68.9%	60.1%
Retail/Multifamily/Office	1	$9,363,547	0.8%	116,773	$80	4.9100%	119	90.9%	1.38x	74.9%	61.5%
Other	1	$15,500,000	1.3%	69,735	$222	4.5160%	60	100.0%	1.31x	65.5%	59.5%
Industrial	2	$8,305,165	0.7%	254,166	$34	5.4181%	116	100.0%	1.52x	62.9%	51.5%
Total/Weighted Average	86	$1,192,446,107	100.0%			4.8244%	111	91.1%	1.66x	65.6%	58.5%

Geographic Distribution(1)(3)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
New York	8	$382,933,349	32.1%	4.6344%	118	1.69x	63.8%	60.2%
New York City	4	$301,500,000	25.3%	4.6201%	120	1.75x	65.2%	64.1%
Remaining New York State	4	$81,433,349	6.8%	4.6873%	112	1.47x	58.7%	45.6%
Texas	9	$158,149,349	13.3%	4.8590%	117	1.61x	68.4%	58.1%
Florida	13	$122,400,011	10.3%	4.9818%	103	1.53x	68.1%	58.4%
New Mexico	1	$104,869,473	8.8%	4.8155%	119	1.89x	59.9%	49.0%
California	12	$80,578,940	6.8%	4.9794%	119	1.46x	67.2%	59.0%
Southern(5)	9	$41,882,357	3.5%	5.0344%	119	1.25x	69.8%	62.4%
Northern(5)	3	$38,696,583	3.2%	4.9198%	120	1.67x	64.3%	55.4%
Ohio	9	$68,882,419	5.8%	4.9545%	119	1.36x	74.3%	65.5%
Other	34	$274,632,566	23.0%	4.9245%	93	1.74x	64.9%	58.3%
Total/Weighted Average	86	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%
(1)	With respect to the Bronx Terminal Market Loan and 25 Broadway Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/Pad/NRA calculations include the related pari passu companion loans.
(2)
With respect to the 330 South Tryon Office Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Complete” appraised value of $16.15 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 79.5% and 69.0%, respectively. With respect to the Kunkel Portfolio Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Stabilized” appraised value of $17.55 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 60.7% and 52.0%, respectively.

(3)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(4)	Includes anchored and single tenant properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(2)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
43.1%	-	54.9%	4	$57,491,681	4.8%	4.7827%	117	1.69x	48.8%	33.0%
55.0%	-	59.9%	6	$214,768,432	18.0%	4.7334%	106	2.04x	59.6%	52.1%
60.0%	-	64.9%	10	$323,247,124	27.1%	4.7563%	119	1.63x	63.1%	58.2%
65.0%	-	69.9%	13	$265,762,911	22.3%	4.7712%	102	1.69x	67.7%	63.6%
70.0%	-	74.9%	23	$290,118,540	24.3%	4.9798%	111	1.40x	72.9%	64.0%
75.0%	-	76.6%	3	$41,057,419	3.4%	5.1408%	119	1.50x	75.3%	58.9%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of LTV Ratios at Maturity(1)(2)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
30.0%	-	49.9%	7	$207,817,470	17.4%	4.7868%	118	1.77x	56.8%	44.6%
50.0%	-	54.9%	10	$95,428,375	8.0%	5.1194%	119	1.45x	62.9%	52.5%
55.0%	-	59.9%	15	$300,533,711	25.2%	4.8887%	103	1.77x	65.2%	57.4%
60.0%	-	71.0%	27	$588,666,552	49.4%	4.7570%	111	1.60x	69.4%	65.0%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
1.21x	-	1.24x	3	$53,403,548	4.5%	5.4205%	118	1.23x	71.7%	64.7%
1.25x	-	1.29x	5	$48,130,965	4.0%	5.2128%	119	1.28x	68.0%	55.8%
1.30x	-	1.39x	17	$228,224,767	19.1%	4.9244%	108	1.34x	69.9%	60.9%
1.40x	-	1.49x	5	$56,987,783	4.8%	4.7642%	94	1.45x	67.2%	60.3%
1.50x	-	1.74x	18	$405,417,916	34.0%	4.6987%	115	1.65x	64.8%	57.1%
1.75x	-	1.99x	9	$339,656,127	28.5%	4.8510%	115	1.87x	63.3%	57.6%
2.00x	-	2.69x	2	$60,625,000	5.1%	4.3624%	74	2.61x	59.6%	59.6%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of Original Terms to Maturity(1)

						Weighted Averages
Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
60	-	60	8	$150,440,186	12.6%	4.4393%	58	1.87x	66.1%	62.7%
84	-	84	1	$14,032,388	1.2%	4.7700%	83	1.37x	72.3%	63.8%
120	-	126	50	$1,027,973,533	86.2%	4.8815%	119	1.63x	65.4%	57.8%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of Remaining Terms to Maturity(1)

						Weighted Averages
Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
55	-	60	8	$150,440,186	12.6%	4.4393%	58	1.87x	66.1%	62.7%
83	-	83	1	$14,032,388	1.2%	4.7700%	83	1.37x	72.3%	63.8%
112	-	120	50	$1,027,973,533	86.2%	4.8815%	119	1.63x	65.4%	57.8%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%
(1)	With respect to the Bronx Terminal Market Loan and the 25 Broadway Loan, LTV and DSCR calculations include the related pari passu companion loans.
(2)
With respect to the 330 South Tryon Office Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Complete” appraised value of $16.15 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 79.5% and 69.0%, respectively. With respect to the Kunkel Portfolio Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Stabilized” appraised value of $17.55 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 60.7% and 52.0%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
8.0%	-	8.9%	12	$330,707,357	27.7%	4.7046%	115	1.48x	66.9%	62.4%
9.0%	-	9.9%	14	$266,058,443	22.3%	4.8490%	108	1.61x	69.4%	64.7%
10.0%	-	12.4%	24	$393,285,785	33.0%	4.9477%	115	1.69x	65.3%	55.1%
12.5%	-	14.9%	7	$184,993,803	15.5%	4.6146%	98	1.96x	60.1%	52.1%
15.0%	-	16.3%	2	$17,400,719	1.5%	6.1677%	112	1.86x	47.0%	37.0%
Total/Weighted Average			59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%

Distribution of Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Interest Only, then Amortizing	25	$442,585,000	37.1%	4.8581%	108	1.48x	68.3%	60.8%
Amortizing Balloon	30	$419,236,107	35.2%	4.9932%	114	1.62x	63.8%	51.5%
Interest Only	4	$330,625,000	27.7%	4.5653%	111	1.95x	64.4%	64.4%
Total/Weighted Average	59	$1,192,446,107	100.0%	4.8244%	111	1.66x	65.6%	58.5%
(1)	With respect to the Bronx Terminal Market Loan and the 25 Broadway Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
(2)
With respect to the 330 South Tryon Office Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Complete” appraised value of $16.15 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 79.5% and 69.0%, respectively. With respect to the Kunkel Portfolio Loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on the “As Stabilized” appraised value of $17.55 million. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity are 60.7% and 52.0%, respectively.

Ten Largest Mortgage Loans(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per NRA/Unit/Pad/ Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Bronx Terminal Market	GACC/CCRE	Bronx, NY	Retail	$140,000,000	11.7%	$417	63.3%	1.70x	8.0%
25 Broadway	GACC	New York, NY	Office	$130,000,000	10.9%	$261	67.8%	1.90x	9.6%
Cottonwood Mall	CCRE	Albuquerque, NM	Retail	$104,869,473	8.8%	$255	59.9%	1.89x	12.4%
Hyatt Place Austin Downtown	CCRE	Austin, TX	Hospitality	$56,500,000	4.7%	$190,878	62.6%	1.78x	12.7%
ARC Marriott Hotel Portfolio	GACC	Various	Hospitality	$45,500,000	3.8%	$108,076	59.5%	2.69x	13.4%
Silicon Valley Hotel Portfolio	CCRE	Various	Hospitality	$37,000,000	3.1%	$123,746	64.1%	1.69x	12.0%
Yonkers Gateway Center	CCRE	Yonkers, NY	Retail	$36,900,961	3.1%	$84	49.2%	1.60x	12.7%
DC Mixed Use Portfolio V	CCRE	Various	Various	$35,000,000	2.9%	$191	65.5%	1.31x	9.2%
Indigo on Forest	CCRE	Dallas, TX	Multifamily	$33,500,000	2.8%	$27,527	70.2%	1.54x	10.8%
Casa del Monte MHC	GECC	West Palm Beach, FL	MHC	$30,923,959	2.6%	$47,068	59.5%	1.73x	10.8%
Total/Weighted Average				$650,194,394	54.5%		62.9%	1.81x	10.7%

(1)
With respect to the Bronx Terminal Market Loan and the 25 Broadway Loan, LTV, DSCR, Debt Yield and Cut-off Date Balance per NRA/Unit/Pad/Room calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Bronx Terminal Market	$140,000,000	$240,000,000	$380,000,000	COMM 2014-CCRE17	Midland Loan Services	Midland Loan Services	COMM 2014-CCRE17
25 Broadway	$130,000,000	$120,000,000	$250,000,000	COMM 2014-CCRE17	Midland Loan Services	Midland Loan Services	COMM 2014-CCRE17

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Brookwood on the Green	$16,000,000	$2,000,000	1.49x	1.19x	63.5%	71.4%	10.2%	9.0%
Deerpath Plaza	$12,000,000	$2,250,000	1.40x	1.06x	66.5%	78.9%	10.4%	8.8%
Siegel Suites Tropicana/Boulder II	$10,681,551	$3,656,101	1.88x	1.40x	49.5%	66.5%	16.2%	12.1%
Hilton Garden Inn Sarasota(1)	$9,143,665	$1,096,000	1.86x	1.50x	69.3%	77.6%	13.5%	11.9%
Hampton Inn Sarasota(1)	$8,249,176	$904,000	1.79x	1.50x	69.9%	77.6%	13.0%	11.9%
Siegel Suites Swenson	$6,719,168	$1,984,418	1.82x	1.40x	43.1%	55.8%	16.3%	12.6%
(1)
The $1,096,000 Mezzanine Debt Cut-off Date Balance shown for the Hilton Garden Inn Sarasota Mortgage Loan and the $904,000 Mezzanine Debt Cut-off Date Balance shown for the Hampton Inn Sarasota Mortgage Loan represent the respective allocated portions of the $2,000,000 crossed mezzanine loan for presentation purposes only, as there are no allocated mezzanine loan balances. Total Debt U/W NCF DSCR, Total Debt Cut-off Date LTV Ratio and Total Debt U/W NOI Debt Yield are based on the mortgage loans and the crossed mezzanine loan in the aggregate. Total Debt U/W NCF DSCR is calculated using an assumed 1-month LIBOR of 0.1875% for the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE17 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

					% of Initial
	Mortgage			Cut-off Date	Outstanding
Mortgage Loan	Loan Seller	City, State	Property Type	Balance	Pool Balance	Previous Securitization
ARC Marriott Hotel Portfolio	GACC	Various	Hospitality	$45,500,000	3.8%	BSCMS 2007-BBA8
Yonkers Gateway Center	CCRE	Yonkers, NY	Retail	$36,900,961	3.1%	MSC 2005-HQ6
Casa del Monte MHC	GECC	West Palm Beach, FL	MHC	$30,923,959	2.6%	GECMC 2004-C3
Northeast Ohio Multifamily Portfolio	CCRE	Various	Multifamily	$30,200,000	2.5%	Various(2)
ART Florida Multifamily Portfolio 2	CCRE	Various	Multifamily	$20,000,000	1.7%	MLMT 2007-C1
North Medical Center	GECC	Liverpool, NY	Office	$14,032,388	1.2%	GECMC 2004-C2
330 South Tryon Office	CCRE	Charlotte, NC	Office	$12,000,000	1.0%	JPMCC 2004-C2
Deerpath Plaza	JLC	Lake Forest, IL	Mixed Use	$12,000,000	1.0%	CSMC 2007-C1
University Centre West III	JLC	Coral Springs, FL	Mixed Use	$10,733,211	0.9%	MSC 2004-IQ7
Kunkel Portfolio	JLC	Evansville, IN	Various	$10,350,000	0.9%	ARCLO 2013-1(3)
Hilton Garden Inn Sarasota	JLC	Sarasota, FL	Hospitality	$9,143,665	0.8%	BACM 2005-5
Hampton Inn Sarasota	JLC	Sarasota, FL	Hospitality	$8,249,176	0.7%	BACM 2005-5
25 Crossroads Drive	GECC	Owings Mills, MD	Office	$8,000,000	0.7%	GECMC 2004-C3
Arrowhead MHC Portfolio	JLC	Various	MHC	$6,557,419	0.5%	GECMC 2007-C1
Home MHC	GECC	Hallandale Beach, FL	MHC	$6,025,000	0.5%	GECMC 2004-C3
Harbourtown MHC	GECC	Vermilion, OH	MHC	$5,500,000	0.5%	JPMCC 2004-C1
2675 Patrick & 6145 Harrison	JLC	Las Vegas, NV	Industrial	$2,090,397	0.2%	GCCFC 2004-GG1
Total				$268,206,177	22.5%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)
The most recent financings of the Village at Wyoga Lake and Towers at Wyoga Lake properties were previously securitized in the BACM 2006-6 transaction. The most recent financing of the Richmond Hills property was included in the WFRBS 2011-C3 transaction.

(3)
The most recent financing of the Kunkel Square property was previously securitized in the ARCLO 2013-1 transaction. The most recent financings of the Hulman Building, Court Building and Fendrich Plaza were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

Mortgage Loan Information
Loan Seller:	GACC/CCRE
Loan Purpose:	Refinance
Sponsor:	The Related Companies, L.P.
Borrower:	BTM Development Partners, LLC
Original Balance(1):	$140,000,000
Cut-off Date Balance(1):	$140,000,000
% by Initial UPB:	11.7%
Interest Rate:	4.5280%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest Only
Additional Debt(1)(2)(3):	$240,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection(4):	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Ground Rent:	$0	Springing

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:	$417
Balloon Balance / Sq. Ft.:	$417
Cut-off Date LTV:	63.3%
Balloon LTV:	63.3%
Underwritten NOI DSCR(7):	1.75x
Underwritten NCF DSCR(7):	1.70x
Underwritten NOI Debt Yield:	8.0%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.0%
Underwritten NCF Debt Yield at Balloon:	7.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Leasehold
Location:	Bronx, NY
Year Built / Renovated:	2009 / NAP
Total Sq. Ft.:	912,333
Property Management:	Related BTM Development Partners, LLC
Underwritten NOI:	$30,553,869
Underwritten NCF:	$29,572,268
Appraised Value:	$600,000,000
Appraisal Date:	January 7, 2014

Historical NOI(8)
2013 NOI:	$28,228,794 (December 31, 2013)
2012 NOI:	$27,601,540 (December 31, 2012)
2011 NOI:	$26,088,738 (December 31, 2011)
2010 NOI:	$27,356,741 (December 31, 2010)
2009 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy(9):	99.3% (April 1, 2014)
2013 Occupancy:	99.3% (December 31, 2013)
2012 Occupancy:	94.4% (December 31, 2012)
2011 Occupancy:	86.1% (December 31, 2011)
2010 Occupancy:	92.8% (December 31, 2010)
2009 Occupancy:	NAP
(1)
The Original Balance and Cut-off Date Balance of $140.0 million represent both the controlling Note A-1 and Note A-2 of the $380.0 million Bronx Terminal Market Loan Combination evidenced by six pari passu notes. The pari passu companion loans are comprised of the non-controlling Note A-3, Note A-4, Note A-5 and Note A-6, with an aggregate original principal balance of $240.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)
An indirect non-managing member of the borrower incurred additional tax credit financing in connection with the development of the Bronx Terminal Market Property. See “Historic Tax Credit Loan” herein.

(4)
The lockout period will be at least 24 payments beginning with and including the first payment date of June 6, 2014. Defeasance of the full $380.0 million Bronx Terminal Market Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) April 15, 2017.

(5)	See “Initial Reserves” and “Ongoing Reserves” herein.
(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Bronx Terminal Market Loan Combination.
(7)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.32x and 1.28x, respectively.

(8)	The Bronx Terminal Market Property was constructed in 2009 and opened for business in Q4 2009. As such, partial year 2009 NOI and 2009 Occupancy are not applicable.
(9)
Most Recent Occupancy includes Michaels, which leases 23,204 sq. ft. (2.5% of NRA) and is currently dark but paying full contractual rent, and CUNY Hostos, which recently executed leases for 18,276 sq. ft. (2.0% of NRA) of expansion space but is not yet paying rent or in occupancy of the expansion space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Anchor Tenants
Target	A-/A2/A	188,446	20.7%	10/1/2033	$5.54	$80,000	$425(3)	3.8%	(3)
BJ’s Wholesale Club	NR/B3/B-	130,099	14.3%	8/1/2029	$37.50	$134,973	$1,037(4)	4.9%	(4)
Home Depot	A-/A2/A	124,955	13.7%	2/1/2034	$44.00	NAV	NAV	NAV
Subtotal		443,500	48.6%		$25.75	$214,973	$675	4.2%

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	CCC/Caa2/B-	76,921	8.4%	1/31/2020(5)	$23.00	$13,555	$176	13.1%
Burlington Coat Factory	NR/B2/B	74,329	8.1%	1/1/2028	$26.00	$17,815	$240	16.4%
Best Buy	BB-/Baa2/BB	52,086	5.7%	1/1/2020	$45.00	NAV	NAV	NAV
Raymour & Flanigan	NR/NR/NR	46,814	5.1%	10/1/2024	$40.00	NAV	NAV	NAV
Marshalls	NR/A3/A+	37,401	4.1%	8/1/2019	$35.00	$9,974	$267(4)	16.8%	(4)
Subtotal		287,551	31.5%		$32.09	$41,344	$219	15.1%
Other Major Tenants(6)		111,198	12.2%		$42.31		NAV	NAV
Total Major Tenants		398,749	43.7%		$34.94

Other In-line Tenants		36,151	4.0%		$53.46		$230	16.0%
Restaurant / Food Court		27,870	3.1%		$42.91		$749	10.8%
Total Occupied Collateral		906,270	99.3%

Vacant		6,063	0.7%
Total / Wtd. Avg.		912,333	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of the most recent year-end reported.
(3)	Target’s Sales PSF and Occupancy Cost (% of Sales) are estimates provided by the borrower.
(4)
Sales PSF and Occupancy Cost (% of Sales) for BJ’s Wholesale Club are as of year-end 2011. BJ’s Wholesale Club was only required to report sales for the first two years of its lease and is no longer required to report sales. Sales PSF and Occupancy Cost (% of Sales) for Marshalls are as of year-end 2012.

(5)
Toys ‘R’ Us / Babies ‘R’ Us has a termination option on May 1, 2016 and on each year thereafter through May 1, 2019 if its gross sales do not exceed $14.0 million for the preceding twelve month period, provided such termination notice may not be given later than 120 days after the expiration of the twelve month period.

(6)
Other Major Tenants includes Michaels, which is currently dark but paying full rent per its contractual lease agreement. Michaels originally closed its store and went into a tolling period beginning in January 2012 to accommodate the reconstruction of the adjacent tenant Burlington Coat Factory, which was completed in the fourth quarter of 2013. Michaels’ tolling period ended on January 15, 2014, at which time it resumed paying full rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,518	0.2%	1,518	0.2%	$90.00	0.5%	0.5%
2015	0	0	0.0%	1,518	0.2%	$0.00	0.0%	0.5%
2016	1	1,893	0.2%	3,411	0.4%	$48.49	0.3%	0.8%
2017	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2018	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2019	5	46,896	5.1%	50,307	5.5%	$45.10	7.4%	8.2%
2020	6	158,033	17.3%	208,340	22.8%	$31.74	17.6%	25.8%
2021	2	25,715	2.8%	234,055	25.7%	$41.21	3.7%	29.6%
2022	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2023	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2024	4	67,387	7.4%	301,442	33.0%	$43.81	10.4%	39.9%
Thereafter	10	604,828	66.3%	906,270	99.3%	$28.29	60.1%	100.0%
Vacant	NAP	6,063	0.7%	912,333	100.0%	NAP	NAP
Total / Wtd. Avg.	29	912,333	100.0%			$31.43	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

The Loan.    The Bronx Terminal Market loan (the “Bronx Terminal Market Loan”) consists of the controlling Note A-1 and Note A-2 in the aggregate original principal amount of $140.0 million of a fixed rate loan in the aggregate principal amount of $380.0 million (the “Bronx Terminal Market Loan Combination”). The Bronx Terminal Market Loan Combination is secured by the borrower’s leasehold interest in a 912,333 sq. ft., Class A, anchored retail power center located at 658 River Avenue in the Bronx, New York (the “Bronx Terminal Market Property”). The Bronx Terminal Market Loan Combination was co-originated by GACC and CCRE and is evidenced by six pari passu notes. Only the controlling Note A-1 and Note A-2, with an aggregate original principal balance of $140.0 million, will be included in the COMM 2014-CCRE17 mortgage trust. The remaining notes are described in the chart below and are expected to be contributed to future securitizations. GACC and CCRE have reserved the right to further split Note A-3, Note A-4, Note A-5 and Note A-6 into multiple notes. The Bronx Terminal Market Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.5280% for the loan term.

The proceeds of the Bronx Terminal Market Loan Combination were used to retire existing debt of approximately $332.9 million and pay closing costs of approximately $4.9 million, giving the borrower a return of equity of approximately $42.2 million. Based on the appraised value of $600.0 million as of January 7, 2014, the cut-off date LTV of the Bronx Terminal Market Loan Combination is 63.3% and the remaining implied equity is $220.0 million. The most recent prior financing of the Bronx Terminal Market Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5 and Note A-6 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1 & Note A-2	$140,000,000	$140,000,000	COMM 2014-CCRE17	Yes
Note A-3	$80,000,000	$80,000,000	GACC	No
Note A-4	$40,000,000	$40,000,000	CCRE	No
Note A-5	$80,000,000	$80,000,000	GACC	No
Note A-6	$40,000,000	$40,000,000	CCRE	No
Total	$380,000,000	$380,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$380,000,000	100.0%	Loan Payoff	$332,896,354	87.6%
			Closing Costs	$4,948,626	1.3%
			Return of Equity	$42,155,020	11.1%
Total Sources	$380,000,000	100.0%	Total Uses	$380,000,000	100.0%

The Borrower / Sponsor.    The borrower, BTM Development Partners, LLC is a single purpose New York limited liability company structured to be bankruptcy-remote, with a single purpose Delaware limited liability company as its managing member and two independent managers in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is The Related Companies, L.P. (“Related”). Founded in 1972 by Stephen Ross, Related is a privately-owned, vertically integrated real estate firm that develops, acquires, manages, finances and markets real estate developments both within the United States and internationally.

Related’s real estate portfolio is currently valued in excess of $15.0 billion and includes luxury residential, affordable and workforce apartments, commercial office, retail and mixed-use developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Abu Dhabi and Sao Paolo. Notable Related properties include Time Warner Center at Columbus Circle and Tribeca Green in Manhattan, New York, CityPlace in West Palm Beach, Florida and The Century in Los Angeles, California. Related is also developing the Hudson Yards project on Manhattan’s west side, a 28-acre, 17.4 million sq. ft. mixed-use development which is expected to be completed in 2018. Since its founding, Related has developed or acquired over $22.0 billion of real estate and currently employs over 2,500 employees across seven offices in the United States and two international offices located in Abu Dhabi, United Arab Emirates and Shanghai, China.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

The Property.     The Bronx Terminal Market Property is a 912,333 sq. ft. multi-level anchored retail power center located on a 16.8 acre site in the Bronx which is bounded generally by 149th Street to the south, River Avenue and the Major Deegan Expressway to the west, the Metro-North rail road tracks to the north and Exterior Street to the east. The Bronx Terminal Market Property consists of a four-level south tower and three-level north tower which are connected via a six-level parking garage consisting of 2,610 spaces, for a parking ratio of 2.86 per 1,000 sq. ft., along with two adjacent one-story buildings. The Bronx Terminal Market Property was developed by Related in 2009 for a reported cost of $360.1 million and opened for business in the fourth quarter of 2009.

The Bronx Terminal Market Property features 27 tenants, including national anchor tenants Target (rated A-/A2/A by Fitch/Moody’s/S&P), Home Depot (rated A-/A2/A by Fitch/Moody’s/S&P) and BJ’s Wholesale Club (rated B3/B- by Moody’s/S&P), and national major tenants such as Marshalls, Best Buy, Toys ‘R’ Us / Babies ‘R’ Us, Michaels and Staples, among others. National in-line tenants include Gamestop, AT&T, T-Mobile, Sprint, JP Morgan Chase and Payless Shoe Source. As of April 1, 2014, the Bronx Terminal Market Property was 99.3% occupied.

Historical sales for all tenants reporting sales at the Bronx Terminal Market Property are presented in the subsequent chart.

Historical Sales PSF(1)
	2010	2011	2012	2013
Anchor Tenant
Target(2)	NAV	NAV	NAV	$425
BJ’s Wholesale Club(3)	$990	$1,037	NAV	NAV

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	$225	$214	$197	$176
Burlington Coat Factory	NAV	NAV	$209	$240
Marshalls	$229	$233	$267	NAV

Other In-Line / Restaurant
Skechers	NAV	$169	$178	$217
Payless Shoe Source	$146	$143	$134	NAV
Applebee’s	$600	$652	$717	$749
GNC	$176	$237	$274	$287
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Historical Sales PSF for Target is based on a borrower estimate.
(3)	BJ’s Wholesale Club was required to report sales for the first two years of its lease and is no longer required to report sales.

Environmental Matters.    The Phase I environmental report dated January 8, 2014 recommended no further action at the Bronx Terminal Market Property other than the development and implementation of an asbestos operation and maintenance plan for the southernmost building at the property which is the only remaining structure from the original development on the site, which is in place.

The Market.     The Bronx Terminal Market Property is located in the Bronxchester neighborhood of the Bronx, directly to the south of the new Yankee Stadium. The Bronxchester neighborhood has been the subject of multiple revitalization initiatives including the Yankee Stadium Area Redevelopment Project, which includes the construction of four new public baseball fields, a skating park, 18 new tennis courts and a new esplanade providing access from Yankee Stadium to the Bronx Terminal Market Property. Other proposed developments include a 28,000-seat Major League Soccer stadium that is proposed to be completed by 2019. Subway access to the Bronx Terminal Market Property is provided via the 2, 4 and 5 lines at the Grand Concourse station located three blocks to the east, as well as the 4, B and D lines at the 161st Street-Yankee Stadium station eight blocks to the north. The area is also served by numerous bus routes including the BXM1, BXM2, BXM3, BXM18, BX11 and BX13 lines and the Metro-North rail station immediately to the north of the Bronx Terminal Market Property. The Bronx Terminal Market Property is directly accessible via car from exits 4 and 6 on the Major Deegan Expressway. Pedestrian traffic in the area exceeds 250,000 per day.

The appraiser determined a primary trade area that encompasses the three-mile radius around the Bronx Terminal Market Property. This primary trade area included approximately 1.2 million people and 456,401 households as of year-end 2013, with an average household income of $51,737, above the Bronx County average of $46,664. The appraiser determined a primary competitive set that includes four other anchored retail shopping centers within Upper Manhattan and the Bronx. The appraiser also identified three proposed competitive properties: Bay Plaza Mall, Riverdale Crossings and Throggs Neck Shopping Center, all of which will be located five or more miles to the north of the Bronx Terminal Market Property, outside of its primary trade area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

The primary competitive set for the Bronx Terminal Market Property is presented in the following chart.

Bronx Terminal Market Competitive Set(1)
Name	Bronx Terminal Market	Bay Plaza Power Center	East River Plaza	River Plaza	Bruckner Plaza Shopping Center
Distance from Subject	NAP	9.7 miles	2.4 miles	4.2 miles	6.4 miles
City, State	Bronx, NY	Bronx, NY	New York, NY	Bronx, NY	Bronx, NY
Property Type	Power Center	Power Center	Power Center	Regional Center	Community Center
Year Built / Renovated	2009 / NAP	1988 / 2004	2010 / NAP	2004 / NAP	1965 / 1989
Total Occupancy(2)	99.3%	96.0%	95.0%	98.0%	96.0%
Anchor Size (Sq. Ft.)	443,500	370,000	280,211	164,638	186,584
Total Size (Sq. Ft.)	912,333	1,200,000	524,498	235,000	449,941
Anchor Tenants	Target BJ’s Wholesale Club Home Depot	Pathmark AMC Theaters Raymour & Flanigan	Target Costco Burlington Coat Factory Marshall’s	Target Best Buy Marshall’s	Kmart Toys ‘R’ Us Marshall’s Old Navy
(1)	Source: Appraisal
(2)	Total Occupancy for the Bronx Terminal Market Property is as of April 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$25,634,042	$25,534,402	$26,224,542	$26,651,657	$31,493,521	$34.52
Overflow Parking Income	237,225	398,270	344,899	200,762	0	0.00
Value of Vacant Space	0	0	0	0	$376,929	0.41
Gross Potential Rent	$25,871,267	$25,932,672	$26,569,441	$26,852,419	$31,870,450	$34.93
Total Recoveries	8,471,377	7,560,692	8,921,104	9,882,405	10,637,817	11.66
Total Other Income	4,898,128	4,381,748	4,624,299	4,460,101	4,250,002	4.66
Less: Vacancy & Credit Loss(2)	0	0	12,562	(277,129)	(3,135,914)	(3.44)
Effective Gross Income	$39,240,773	$37,875,112	$40,127,406	$40,917,796	$43,622,355	$47.81
Total Operating Expenses	11,884,032	11,786,374	12,525,866	12,689,002	13,068,486	14.32
Net Operating Income	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$30,553,869	$33.49
TI/LC	0	0	0	0	707,901	0.78
Capital Expenditures	0	0	0	0	273,700	0.30
Net Cash Flow	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$29,572,268	$32.41

Average Effective Annual Rent PSF	$30.29	$32.51	$30.45	$29.42	$32.83

(1)	U/W Base Rent includes $1,005,727 in rent steps through March 2015 and $737,972 in straight line rent attributable to credit tenants from March 2015 through March 2024.
(2)
U/W Vacancy represents 2.0% of gross income. Vacancy & Credit Loss includes $2,217,876 in concessions granted to Toys ‘R’ Us / Babies ‘R’ Us. Toys ‘R’ Us / Babies ‘R’ Us negotiated a reduced rent period which is scheduled to commence in May 2015 for an annualized reduced rent of $1,269,192 and a $948,684 CAM holiday for the second half of 2015 in exchange for a landlord termination option. The U/W Base Rent for Toys ‘R’ Us / Babies ‘R’ Us presented in the Tenant Summary chart is net of rent concessions.

Property Management.    The Bronx Terminal Market Property is managed by Related BTM Development Partners, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Bronx Terminal Market Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed in accordance with the Bronx Terminal Market Loan Combination documents. Provided no Trigger Period (as defined herein) exists, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts (if any) will be remitted to the borrower on a daily basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

A “Trigger Period” will commence (i) upon the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR for the trailing 12-month period is less than 1.10x (a “Low DSCR Trigger Period”), or (iii) upon an event of default under any mezzanine loan documents, and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR for the trailing 12-month period is at least 1.15x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, when such event of default is no longer continuing.

Initial Reserves.    None.

Ongoing Reserves.    During a Trigger Period, the borrower is required to deposit on a monthly basis (i) 1/12 of the estimated annual real estate taxes, which currently equates to $119,045, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $33,652, into an insurance reserve account, (iii) $22,808 into a capital expenditure account, subject to a cap of $547,400 so long as no Low DSCR Trigger Period exists, (iv) $70,672 into a rollover reserve account, subject to a cap of $1,696,118 so long as no Low DSCR Trigger Period exists and (v) an amount equal to the ground rent due for the following month into a ground rent reserve account. Notwithstanding the foregoing, if an acceptable blanket insurance policy is in place, deposits into the insurance reserve account will be suspended.

Current Mezzanine or Subordinate Indebtedness.    None.

Historic Tax Credit Loan.  Bronx Terminal Market Fund, LLC (the “Fund”), the owner of a 99.99% non-managing membership interest in RCDG Sub-CDE I, LLC (“RCDG Sub”), itself the owner of a .01% non-managing membership interest in the borrower, has pledged its interest in RCDG Sub as security for a $99.5 million loan (the “Fund Loan”) made by U.S. Bancorp Community Development Corporation for the purpose of preserving certain historic tax credits allocated in connection with the development of the Bronx Terminal Market Property.  The documents evidencing the Fund Loan required RCDG Sub to deposit $99.5 million into a blocked account with an affiliate of the Fund Loan lender and provided that, on December 18, 2014, such amount will be released to RCDG Sub, used by RCDG Sub to make $99.5 million distribution to the Fund, and used by the Fund to repay the Fund Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted one time during the loan term to have an affiliate of the borrower obtain a mezzanine loan after April 15, 2017, from an approved mezzanine lender secured by a pledge of the direct or indirect equity interests in the borrower, provided, among other things per the Bronx Terminal Market Loan Combination documents, that (i) no more than one tranche of approved mezzanine debt shall be permitted at any time during the loan term and (ii) that the maximum principal amount of the approved mezzanine loan shall not exceed the lesser of the following (A) $50,000,000 or (B) the amount which would result in (x) a combined LTV ratio as of the closing of the mezzanine loan being no greater than 65.0% and (y) a combined DSCR as of the closing of the approved mezzanine loan being no less than 1.30x.

Ground Lease.   The Bronx Terminal Market Property is subject to a long term ground lease. The lessor on the ground lease is the City of New York. The ground lease commenced in September 2006 and has an initial expiration date of September 13, 2055, with five consecutive 10-year renewal options with written notice due no later than one year before the applicable expiration date. Ground rent due under the lease is calculated as the greater of (a) $341,183 per year, with 5.0% increases every five years beginning in August 2014, and (b) 2.0% of gross revenue from the Bronx Terminal Market Property, which increases to 3.0% in August 2014, 4.0% in August 2019 and 5.0% in August 2024. In addition, pursuant to the terms of the ground lease, in the event of certain sales or financings of the Bronx Terminal Market Property, the ground lessor is entitled to share in a portion of the net proceeds of such sale or financing in an amount equal to 7.5% of such net proceeds (if on or prior to the expiration of the initial term of the ground lease) or 15% of such net proceeds (if after the expiration of the initial term of the ground lease).

Partial Release.   The borrower has the right after April 15, 2016 to obtain a release of a parcel managed by an unaffiliated parking lot manager that is currently used for overflow parking for events at Yankees Stadium provided, among other conditions, that (i) no event of default exists at the time of such release, (ii) the release parcel is a legally subdivided parcel separate from the remainder of and is on a separate tax lot from the remainder of the Bronx Terminal Market Property and (iii) the release parcel is severed from the ground lease in accordance with the terms thereof and leased by the ground lessor to another tenant other than the borrower.

PILOT Program.   The Bronx Terminal Market Property is currently subject to a 25-year PILOT program, ending in 2035. Taxes are payable on the Bronx Terminal Market Property based on the actual property taxes (or, if the Bronx Terminal Market Property or the owner, including the City of New York, is exempt from real property taxes, the amount that would be assessed if not for such exemption), provided, however, the improvements are fully exempt from real estate taxes for the first 16 years following the date the first building permit was issued for the Bronx Terminal Market Property. Taxes on the improvements phase in at 10.0% increments from year 17 through year 25 when the exemption for improvements ends in tax year 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

Site plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 63.3% 1.70x 9.6%

Bronx Terminal Market
658 River Avenue
Bronx, NY 10451
Yankee Stadium
Bronx Community College
WASHINGTON HEIGHTS
MORRIS HEIGHTS
HIGH BRIDGE
CROSS BRONX EXPY
BRONX
HARLEM
SOUTH BRONX
MOTT HAVEN
PORT MORRIS
EAST HARLEM
UPPER WEST SIDE
UPPER EAST SIDE
MANHATTAN
Central Park
NEW JERSEY
NEW YORK
Hudson River
Harlem River
East River
HENRY HUDSON PKWY
HARLEM RIVER DR
FDR DRIVE
Cuny-City College
Columbia University
Harlem Hospital
STEINWAY
E 149TH ST
GRAND CONCOURSE

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	BF&W Realty Company
Borrower:	25 Broadway Office Properties, LLC
Original Balance(1):	$130,000,000
Cut-off Date Balance(1):	$130,000,000
% by Initial UPB:	10.9%
Interest Rate:	4.7000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$120,000,000 Pari Passu Debt
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$1,693,530	$423,383
Insurance:	$422,627	$46,959
Replacement:	$0	$15,943
TI/LC:	$20,420,098	$79,713
Required Repairs(3):	$165,000	NAP
Rent Concession:	$10,622,058	$0
Additional Rollover:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$261
Balloon Balance / Sq. Ft.:	$261
Cut-off Date LTV:	67.8%
Balloon LTV:	67.8%
Underwritten NOI DSCR(5):	2.02x
Underwritten NCF DSCR(5):	1.90x
Underwritten NOI Debt Yield:	9.6%
Underwritten NCF Debt Yield:	9.0%
Underwritten NOI Debt Yield at Balloon:	9.6%
Underwritten NCF Debt Yield at Balloon:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1917-1921 / 2010
Total Sq. Ft.:	956,554
Property Management:	ACTA Realty Corp.
Underwritten NOI(6):	$24,008,387
Underwritten NCF:	$22,578,990
Appraised Value:	$369,000,000
Appraisal Date:	January 16, 2014

Historical NOI
2013 NOI:	$19,504,228 (December 31, 2013)
2012 NOI:	$20,659,714 (December 31, 2012)
2011 NOI:	$23,023,021 (December 31, 2011)
2010 NOI:	$15,954,082 (December 31, 2010)
2009 NOI:	$10,208,063 (December 31, 2009)

Historical Occupancy
Most Recent Occupancy(7):	95.8% (March 13, 2014)
2013 Occupancy:	73.3% (December 31, 2013)
2012 Occupancy:	68.7% (December 31, 2012)
2011 Occupancy:	73.7% (December 31, 2011)
2010 Occupancy:	81.2% (December 31, 2010)
2009 Occupancy:	75.9% (December 31, 2009)
(1)
The Original Balance and Cut-off Date Balance of $130.0 million represent the controlling Note A-1 of the $250.0 million 25 Broadway Loan Combination evidenced by two pari passu notes. The pari passu companion loan is the non-controlling Note A-2 with an original principal balance of $120.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The initial deposit of $165,000 into the required repairs reserve will be made on the first monthly payment date.
(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 25 Broadway Loan Combination.
(5)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.54x and 1.45x, respectively.

(6)
The increase in 2013 NOI to Underwritten NOI is primarily the result of six newly executed or renewed leases since October 2013 comprising 347,552 sq. ft. (36.3% of NRA) and representing approximately $11.3 million of in place U/W Base Rent (34.6% of U/W Base Rent).

(7)
Most Recent Occupancy includes 129,827 sq. ft. leased to Teach For America, 43,163 sq. ft. leased to WeWork and 39,962 sq. ft. leased to Cipriani USA, Inc., each of which have executed leases for and accepted possession of but are not yet in occupancy of their respective spaces. Teach For America and Cipriani USA, Inc. are expected to be in occupancy of their respective spaces no later than September 2014. WeWork is expected to be in occupancy of its 43,163 sq. ft. of expansion space no later than June 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Léman Manhattan Preparatory School	NR/B3/B-	179,885(2)	18.8%	$34.48	19.1%	9/30/2030(2)
Teach For America	NR/NR/NR	129,827(3)	13.6%	$31.00	12.4%	1/31/2032(3)
WeWork	NR/NR/NR	129,485	13.5%	$30.00	12.0%	Various(4)
Deloitte LLP	NR/NR/NR	121,368	12.7%	$51.43	19.2%	12/31/2016
City University of New York	AA/Aa2/AA	87,405	9.1%	$36.51	9.8%	Various(5)
Total Major Tenants		647,970	67.7%	$36.34	72.4%
Remaining Tenants		268,740	28.1%	$33.34	27.6%
Total Occupied Collateral		916,710	95.8%	$35.46	100.0%
Vacant		39,844	4.2%
Total		956,554	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Léman Manhattan has no early termination options and has one ten-year extension option with 24 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Léman Manhattan is required to take 20,306 sq. ft. of space currently occupied by Deloitte LLP (“Deloitte”) on the 3rd floor after the expiration of the Deloitte lease on December 31, 2016.

(3)
Teach For America has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Teach For America is required to take 42,946 sq. ft. of space currently occupied by Deloitte on the 14th floor after the expiration of the Deloitte lease on December 31, 2016.

(4)
WeWork has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term plus $5.00 PSF. WeWork occupies 86,322 sq. ft. of space through December 31, 2034 and 43,163 sq. ft. of space through September 30, 2034.

(5)	City University of New York occupies 43,785 sq. ft. of space through January 31, 2022 and 43,620 sq. ft. of space through May 1, 2024.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	555	0.1%	555	0.1%	$9.05	0.0%	0.0%
2015	0	0	0.0%	555	0.1%	$0.00	0.0%	0.0%
2016	3	121,368	12.7%	121,923	12.7%	$51.43	19.2%	19.2%
2017	0	0	0.0%	121,923	12.7%	$0.00	0.0%	19.2%
2018	0	0	0.0%	121,923	12.7%	$0.00	0.0%	19.2%
2019	1	11,027	1.2%	132,950	13.9%	$31.29	1.1%	20.3%
2020	1	1	0.0%	132,951	13.9%	$42,890.00(2)	0.1%	20.4%
2021	0	0	0.0%	132,951	13.9%	$0.00	0.0%	20.4%
2022	1	43,785	4.6%	176,736	18.5%	$35.86	4.8%	25.2%
2023	0	0	0.0%	176,736	18.5%	$0.00	0.0%	25.2%
2024	1	43,620	4.6%	220,356	23.0%	$37.18	5.0%	30.2%
Thereafter	14	696,354	72.8%	916,710	95.8%	$32.57	69.8%	100.0%
Vacant	NAP	39,844	4.2%	956,554	100.0%	NAP	NAP
Total / Wtd. Avg.	22	956,554	100.0%			$35.46	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Represents income from a telecommunications antenna lease that expires in May 2020.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

The Loan.  The 25 Broadway loan (the “25 Broadway Loan”) is the controlling Note A-1 portion, with original and cut-off date principal balances of $130.0 million, of a fixed rate loan in the aggregate original and cut-off date principal amounts of $250.0 million (the “25 Broadway Loan Combination”). The 25 Broadway Loan Combination is secured by the borrower’s fee simple interest in a landmark 22-story Class B office building with multi-level retail space totaling 956,554 sq. ft. located at 25 Broadway in the Financial District neighborhood in Downtown Manhattan, New York City (the “25 Broadway Property”). The 25 Broadway Loan Combination is evidenced by two pari passu notes. Only the Note A-1 will be included in the COMM 2014-CCRE17 mortgage trust. The non-controlling Note A-2, with original and cut-off date principal balances of $120.0 million, was contributed to the COMM 2014-CCRE16 transaction. The 25 Broadway Loan Combination has a 10-year term and pays interest only for its entire term.

The proceeds of the 25 Broadway Loan Combination were used to retire approximately $96.7 million of existing mortgage loan debt, fund upfront reserves of approximately $33.2 million, pay closing costs of approximately $6.7 million and return approximately $113.5 million of equity to the sponsor. Based on the appraised value of $369.0 million as of January 16, 2014, the cut-off date LTV ratio of the 25 Broadway Loan Combination is 67.8% and the remaining implied equity is $119.0 million. The most recent prior financing of the 25 Broadway Property was not included in a securitization.

The relationship between the holders of Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations―The 25 Broadway Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$130,000,000	$130,000,000	COMM 2014-CCRE17	Yes
Note A-2	$120,000,000	$120,000,000	COMM 2014-CCRE16	No
Total	$250,000,000	$250,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$250,000,000	100.0%	Loan Payoff	$96,719,846	38.7%
			Reserves	$33,158,314	13.3%
			Closing Costs	$6,669,652	2.7%
			Return of Equity	$113,452,188	45.4%
Total Sources	$250,000,000	100.0%	Total Uses	$250,000,000	100.0%

The Borrower / Sponsor.    The borrower, 25 Broadway Office Properties, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is BF&W Realty Company, an entity ultimately controlled by The Wolfson Group, a family investment and real estate firm founded by Zev Wolfson and operated by his sons Abraham and Aaron Wolfson. The Wolfson family owns and operates in excess of 2.0 million sq. ft. in New York City.

The Property.    The 25 Broadway Property consists of a 22-story Class B office building totaling 956,554 sq. ft. located at 25 Broadway in the Financial District neighborhood of Downtown Manhattan in New York City. The 25 Broadway Property occupies an irregular shaped block and is bounded by Greenwich Street to the west, Broadway to the east, and Morris Street to the north, with entrances on Broadway and Morris Street. The main entrance on Broadway faces Bowling Green Park and the Charging Bull sculpture by Arturo Di Modica, a popular tourist destination. Constructed from 1917-1921, the 25 Broadway Property was formerly known as the Cunard Building and served as the ticket office of the Cunard Passenger Ship Line and was designated in 1995 as a historic landmark by the New York City Landmarks Preservation Commission.

The 25 Broadway Property features floor plates ranging from 21,893 sq. ft. to 44,236 sq. ft. for the above ground floors and as of March 13, 2014 was 95.8% leased under 22 separate leases. The building contains six self-service passenger elevators and two freight elevators. The 2nd through 22nd floors contain office space and the ground and lower levels along Broadway and Greenwich Street contain retail tenants. The borrower acquired the property in June 1998 and since 2004 the borrower has invested $65.8 million in capital expenditures at the 25 Broadway Property, including $13.2 million in improvements to the building’s heating and cooling systems, $7.4 million for façade restoration and over $45.2 million for tenant improvements.

Environmental Matters.    The Phase I environmental report dated January 24, 2014 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan at the 25 Broadway Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Major Tenants.

Léman Manhattan Preparatory School (179,885 sq. ft., 18.8% of NRA, 19.1% of U/W Base Rent) Léman Manhattan Preparatory School (“Léman Manhattan”), formerly known as Claremont Preparatory School, was founded in September 2005 and is the first independent nonsectarian school below Canal Street in Manhattan. In 2009, Léman Manhattan took occupancy of its space at the 25 Broadway Property and in 2011 became part of the Meritas Family of Schools, an international group of ten schools located on three continents that provide college preparatory education to over 12,000 students worldwide. Léman Manhattan offers small class sizes of 18 or less per class and maintains a 5 to 1 student-to-teacher ratio. Léman Manhattan utilizes its space at the 25 Broadway Property as its Middle School and High School (5th through 12th grades). Amenities at the school include a two-floor library, art and music studios, an aquatics center, regulation-size gymnasium and workout room, a rock climbing wall, café, theater and computer labs.

Léman Manhattan has no early termination options and has one ten-year renewal option with 24 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Léman Manhattan is required to take 20,306 sq. ft. of space currently occupied by Deloitte on the 3rd floor after the expiration of the Deloitte lease on December 31, 2016.

Teach For America (129,827 sq. ft., 13.6% of NRA, 12.4% of U/W Base Rent) Teach For America is a non-profit organization which recruits recent college graduates for two-year teaching commitments in public schools nationwide. Teach For America’s mission is to train and develop corps members so that they have an immediate positive impact on their students and promote the goal that all children in the United States will have the opportunity to attain an excellent education. Since 1990, over 33,000 participant teachers have reached more than three million students. During the 2013-2014 school year, 11,000 corps members will reach more than 750,000 students, and in 2013 Teach For America was named one of Fortune magazine’s 100 Best Companies to Work For.

Teach For America signed its lease in January 2014 and has free rent due for its entire space through June 2015, all of which was reserved for at closing. Teach For America has accepted possession of its space and is expected to complete build out and be in occupancy no later than September 2014. Teach For America has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Teach For America is required to take 42,946 sq. ft. of space currently occupied by Deloitte on the 14th floor after the expiration of the Deloitte lease on December 31, 2016.

WeWork (129,485 sq. ft., 13.5% of NRA, 12.0% of U/W Base Rent) Founded in 2010, WeWork is a provider of collaborative workplaces for innovative entrepreneurs, growing early-stage startups and successful small businesses. WeWork members include Waze, AirBNB, Imgur, Reddit, Lululemon and Buzzfeed. WeWork offers 16 locations in six cities, including eight offices in New York City, two offices in San Francisco and two offices in Washington D.C. Business benefits offered by WeWork to its tenants include health insurance, credit card processing, Zipcar discounts and access to investors. Office amenities include high speed internet and WiFi, bike storage, event space, production suites, recording studios, unique interior design, fresh fruit and purified water. WeWork’s standard membership pricing ranges from $45 per month for a single desk to $700 per month for a one-person office up to $3,450 per month for a six-person office.

WeWork signed a lease for 43,163 sq. ft. of its space on the 5th floor in January 2014 and has free rent due for its 9th and 10th floor space through December 2014 and free rent due for its 5th floor space through September 2015, all of which was reserved for at closing. WeWork has accepted possession of its 5th floor space and is expected to complete build out and be in occupancy of the space no later than June 2014. WeWork is already in occupancy of its 9th and 10th floor space. WeWork has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term plus $5.00 PSF.

The Market.    The 25 Broadway Property is located in the Financial District neighborhood of Downtown Manhattan. The Financial District is served by the 1/2/3/4/5/A/C/E/R/J/Z subway lines, 30 bus routes, the PATH train to New Jersey and six ferry terminals. Forty-four of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications, J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York’s economy, with high-tech industries such as internet services growing rapidly.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

The 25 Broadway Property is located in the Downtown Manhattan office market within the Financial West office submarket. The Financial West submarket is the smallest office market in Downtown Manhattan and has traditionally been the beneficiary of overflow demand for office space in the Financial East and World Trade submarkets. The Financial West submarket is bounded by Battery Park, Albany Street, Greenwich Street, Liberty Street and Broadway. As of Q3 2013, the Financial West office submarket consisted of eight Class B buildings totaling 3,387,600 sq. ft. of rentable space.

As of Q3 2013, the Class B direct vacancy rate in the Financial West submarket was 11.8% with a direct rental rate of $35.79 PSF with 311,212 sq. ft. of net absorption YTD. Since Q3 2012, the direct rental rate increased by $2.98 PSF while direct vacancy decreased by 2.4% over the same time period. Total available space for rent fell 43.6% from Q3 2012 to Q3 2013. For the Downtown Manhattan office market as a whole, Class B direct vacancy was 6.6% as of Q3 2013 with a direct rental rate of $36.88 PSF and 1,686,366 sq. ft. of net absorption YTD.

The appraiser identified ten office lease comparables, which are presented in the following chart.

Office Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	1917-1921	652,355	$36.08	$40.00	10	17.6
75 Broad Street	North South Productions	1928	27,000	$33.00	$50.00	6	10.5
40 Wall Street	Hadassah	1930	46,175	$34.00	$60.00	9	20.0
14 Wall Street	Regus Workplaces	1932/1997	37,031	$34.00	$20.00	5	10.0
80 Broad Street	Labelium	1931/2007	4,365	$35.00	$25.00	3	7.3
100 Church Street	TRINITY	1958	13,772	$38.00	$0.00	7	15.6
30 Wall Street	Capstone Executive	1955	10,900	$32.50	$65.00	10	10.8
120 Wall Street	Success Academy Chartered Schools	1930	53,908	$35.00	$65.00	8	15.0
120 Wall Street	PICO	1930	10,418	$35.00	$31.45	0	12.0
110 William Street	PCOM	1958/1999	42,000	$33.00	$65.00	6	15.0
17 Battery Place North	Exponents	1972/2001	23,343	$35.00	$45.00	4	10.4
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as office space and the in-place base rent and lease term for such space.

The appraiser identified eight school lease comparables, which are presented in the following chart.

School Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	1917-1921	179,885	$34.48	$40.00	10	21.3
747 Amsterdam Avenue	Montclare Children’s School	1927	24,000	$37.00	$0.00	0	7.0
110 William Street	Pacific College	1958/1999	42,000	$33.00	$65.00	6	15.0
17 Battery Place North	Nyack College	1972/2001	166,385	$32.00	$0.00	12	20.0
136 Madison Avenue	Syracuse University	1916	20,323	$50.00	$50.00	8	10.0
218 West 18th Street	SAE Institute of Technology	1912	27,008	$51.98	$0.00	0	10.5
925 9th Avenue and 400 West 59th Street	Speyer Legacy School	1891/1997	85,754	$35.00	$0.00	0	20.0
400 West 59th Street	Bright Horizons Family Solutions	1997	17,288	$40.49	$20.00	14	20.0
259 10th Avenue	The Avenues School	1928	240,000	$25.00	$0.00	12	49.0
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as school space and the in-place base rent and lease term for such space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

The appraiser identified six retail lease comparables, which are presented in the following chart.

Retail Lease Comparables(1)
Property	Tenant	Frontage	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	Various	78,559	$32.52	$0.00	3	20.0
100 Wall Street	Gregory’s Coffee	Wall Street	1,000	$100.00	$0.00	3	10.0
111 Fulton Street	Bare Burger	Fulton Street	2,120	$113.00	$0.00	3	10.0
10 Hanover Square	Lenny’s	Hanover Square	8,300	$50.00	$0.00	3	10.0
100 Broadway	TD Ameritrade	Broadway	9,509	$131.68	$0.00	3	10.0
100 Washington Street	Verizon	Washington Street	4,536	$87.50	$0.00	3	10.0
174 Broadway	Aldo Shoes	Broadway & Maiden Lane	4,400	$102.27	$0.00	3	10.0
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as retail and gym space and the in-place base rent and lease term for such space.

The appraiser determined the following market rents for the 25 Broadway Property, which are presented in the following chart.

Conclusion of Market Rents(1)
Tenant Category	Base Rent (PSF)	Lease Term (yrs)	Workletter (PSF)	Free Rent (mos)	Lease Type
Floors 2-10	$34.00	10.0	$40.00	10	Gross
Floors 11-18	$37.00	10.0	$40.00	10	Gross
School Space	$40.00	10.0	$40.00	10	Gross
Retail-Broadway	$100.00	10.0	$0.00	3	Gross
Retail-Landmark former Grand Hall	$60.00	10.0	$0.00	3	Gross
Retail-Newsstand	$35.00	10.0	$0.00	3	Gross
Retail-Lower Level	$35.00	10.0	$0.00	3	Gross
(1)	Source: Appraisal

The appraiser identified thirteen recent office sales in the market, which are presented in the following chart.

Recent Office Sales (1)
Property	Year Built	Lease Area (Sq. Ft.)	Sale Date	Sale Price	Price/ Sq. Ft.	OAR	Occupancy
25 Broadway Property	1917-1921	956,554	NAP	NAP	NAP	NAP	95.8%(2)
One North End Avenue	1997	568,895	Dec-2013	$200,000,000	$352	6.04%	100%
195 Broadway	1913/1985	1,047,287	Dec-2013	$498,450,000	$476	3.99%	86%
One Chase Manhattan Plaza	1961/2009	2,212,930	Dec-2013	$725,000,000	$328	7.31%	98%
100 William Street	1973	422,406	Nov-2013	$166,500,000	$394	4.53%	95%
180 Water Street	1971	568,565	Jul-2013	$151,000,000	$266	6.67%	100%
100 Broadway	1897/1998	394,790	Jul-2013	$155,000,000	$393	6.26%	97%
5 Hanover Square	1962	334,211	Jul-2013	$105,000,000	$314	5.00%	93%
123 William Street	1957	569,160	Jul-2013	$134,000,000	$235	2.24%	52%
2 Rector Street	1909/1990	460,186	Apr-2013	$140,000,000	$304	2.68%	73%
222 Broadway	1961	786,931	Apr-2012	$230,000,000	$292	3.62%	79%
4 New York Plaza	1969	1,121,753	Apr-2012	$270,000,000	$241	4.23%	95%
14 Wall Street	1912	1,016,723	Apr-2012	$303,000,000	$298	4.39%	82%
33 Maiden Lane	1984	624,124	Jan-2012	$207,500,000	$332	4.74%	86%
(1)	Source: Appraisal
(2)	Based on rent roll dated March 13, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$21,396,435	$25,485,955	$24,148,993	$24,001,192	$32,945,545	$34.44
Value of Vacant Space	0	0	0	0	1,792,980	1.87
Gross Potential Rent	$21,396,435	$25,485,955	$24,148,993	$24,001,192	$34,738,525	$36.32
Total Recoveries	11,101,555	7,083,368	5,489,042	6,004,526	5,348,566	5.59
Total Other Income	0	5,849,724	5,143,739	4,945,578	3,588,587	3.75
Less: Mark to Market(2)	0	0	0	0	(1,703,351)	(1.78)
Less: Vacancy(3)	0	0	0	0	(1,792,980)	(1.87)
Effective Gross Income	$32,497,990	$38,419,047	$34,781,774	$34,951,296	$40,179,347	$42.00
Total Operating Expenses(4)	16,543,908	15,396,026	14,122,060	15,447,068	16,170,960	16.91
Net Operating Income	$15,954,082	$23,023,021	$20,659,714	$19,504,228	$24,008,387	$25.10
Non-Recurring Items(5)	584,000	584,000	0	0	0	0.00
TI/LC	0	0	0	0	1,238,086	1.29
Capital Expenditures	0	0	0	0	191,311	0.20
Net Cash Flow	$15,370,082	$22,439,021	$20,659,714	$19,504,228	$22,578,990	$23.60

Average Effective Annual Rent PSF	$27.55	$36.15	$36.75	$34.23	$35.95

(1)
U/W Base Rent includes $441,225 in contractual step rent through February 2015. U/W Base Rent is approximately $8.5 million higher than 2013 Base Rent, net of rent steps, due primarily to leases signed since October 2013 by Cipriani USA, Inc., WeWork, Teach For America and Cogent, which contribute approximately $11.3 million in aggregate Base Rent.

(2)	U/W Mark to Market was applied to Deloitte, which pays annual U/W Base Rent PSF of $51.43, above the appraiser’s concluded market rent for office space of $34.00 to $37.00 PSF.
(3)	U/W Vacancy represents 4.1% of gross income.
(4)
The 25 Broadway Property is subject to two tax abatements within the New York City 12-year Industrial & Commercial Incentive Program. One of the abatements is in its final year, while the other begins to phase out at 20% per year starting in the fourth year of the 25 Broadway Loan term and burns off completely by the ninth year of the 25 Broadway Loan term. Taxes were underwritten at an unabated level less the net present value of the tax abatement, a benefit of $371,882.

(5)	2010 and 2011 Effective Gross Income includes $584,000 in income from film shoots, which is non-recurring.

Property Management. The 25 Broadway Property is managed by ACTA Realty Corp., a borrower affiliate.

Lockbox / Cash Management. The 25 Broadway Loan Combination is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 25 Broadway Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default or (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio (as reasonably determined by lender in accordance with the definition of such ratio set forth in the loan documents) is less than 1.10x and ends if such debt service coverage ratio is at least 1.15x for two consecutive calendar quarters.

Initial Reserves. At closing, the borrower deposited (i) $1,693,530 into a tax reserve account, (ii) $422,627 into an insurance reserve account, (iii) $20,420,098 into an account for tenant improvements and leasing commissions, of which $10,012,578 was reserved for existing obligations due to Teach For America, $7,148,825 was reserved for existing obligations due to WeWork, $1,999,263 was reserved for existing obligations due to Cipriani USA, Inc., $1,000,000 was reserved for existing obligations due to Cogent and $259,433 was reserved for existing obligations due to Planet Fitness and (iv) $10,622,058 into an account for free rent obligations (which shall be disbursed into the lockbox account on a monthly basis), of which $4,704,635 was reserved for existing free rent due to Teach For America, $3,364,291 was reserved for existing free rent due to WeWork, $2,314,081 was reserved for existing free rent due to Cipriani USA, Inc., and $239,051 was reserved for existing free rent due to Cogent. In addition, on the first monthly payment date, the borrower will be required to deposit $165,000 into a reserve for immediate repairs. At the borrower’s option and provided, among other things per the loan documents, no event of default is continuing, the borrower may deliver to lender one or more letters of credit to replace all or a portion of the initial $20,420,098 TI/LC deposit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $423,383 per month, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $46,959 per month, into an insurance reserve account, (iii) $15,943 into a replacement reserve account and (iv) $79,713 into an account for tenant improvements and leasing commissions. The tenant improvements and leasing commissions account will initially be capped at $3,000,000 and, once such initial cap is reached, will remain suspended until such time that the balance in the reserve drops below $1,000,000 and after such date the monthly tenant improvements and leasing commissions deposit amount will be reduced to $39,856 and capped at $2,000,000 thereafter.

Beginning on the first monthly payment date from and after July 1, 2016 (regardless of the occurrence of an event of default or Low Debt Service Period), all excess cash flow will be swept into a separate rollover reserve (the “Additional Rollover Reserve”) until such time that $3,655,692 has been deposited into the Additional Rollover Reserve. Deposits into the Additional Rollover Reserve will be suspended if (i) the borrower deposits $3,655,692 into the Additional Rollover Reserve on or before June 30, 2016 or (ii) the borrower delivers a letter of credit in the amount of $3,655,692 on or before June 30, 2016. Funds on deposit in the Additional Rollover Reserve are required to be used by the borrower for tenant improvements for the Deloitte space on the 14th floor that is required to be occupied by Teach For America and the Deloitte space on the 3rd floor that is required to be occupied by Léman Manhattan after the expiration of Deloitte’s lease in December 2016.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 2 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 67.8% 1.90x 9.6%

25 Broadway
25 Broadway
New York, NY 10004
WEST STREET
CHURCH STREET
BATTERY PARK CITY
Hudson River
East River
BROOKLYN BATTERY TUNNEL
FDR / SOUTH STREET VIADUCT
WORLD TRADE CENTER MEMORIAL
1 WORLD FINANCIAL CENTER
2 WORLD FINANCIAL CENTER
WINTER GARDEN
GATEWAY PLAZA
FEDERAL RESERVE BANK
120 BROADWAY
TRINITY CHURCH
AMERICAN STOCK EXCHANGE
NEW YORK STOCK EXCHANGE
70 PINE
60 WALL
55 WATER
4 NEW YORK PLAZA
125 BROAD
1 NEW YORK PLAZA
BATTERY MARITIME BUILDING
STATEN ISLAND FERRY TERMINAL
BATTERY PARK
STATUE OF LIBERTY FERRY
STATEN ISLAND FERRY
GOVERNORS ISLAND FERRY
DOWNTOWN MANHATTAN HELIPORT
478
New York
MANHATTAN
QUEENS
BROOKLYN
Union City
Hoboken
Jersey City
Central Park
UPPER EASTSIDE
MIDTOWN
ASTORIA
LONG ISLAND CITY
SOHO
FINANCIAL DISTRICT
Hudson River
East River
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

COTTONWOOD
MALL

Dillard's

SEARS

JCPenney
JCPenney

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Recapitalization
Sponsor(2):	Simon Property Group, L.P.
Borrower:	Mall at Cottonwood, LLC
Original Balance:	$105,000,000
Cut-off Date Balance:	$104,869,473
% by Initial UPB:	8.8%
Interest Rate:	4.8155%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection(3):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$66,667	$66,667
Insurance:	$0	Springing
Replacement:	$0	$8,551
TI/LC:	$0	$34,204

Financial Information
Cut-off Date Balance / Sq. Ft.(5):	$255
Balloon Balance / Sq. Ft.(5):	$209
Cut-off Date LTV:	59.9%
Balloon LTV:	49.0%
Underwritten NOI DSCR:	1.96x
Underwritten NCF DSCR:	1.89x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	11.9%
Underwritten NOI Debt Yield at Balloon:	15.2%
Underwritten NCF Debt Yield at Balloon:	14.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Super Regional Mall
Collateral:	Fee Simple
Location:	Albuquerque, NM
Year Built / Renovated:	1996 / 2013
Total Sq. Ft.:	1,060,744
Total Collateral Sq. Ft.(6):	410,452
Property Management:	SPG Management Associates III, LLC
Underwritten NOI:	$13,002,290
Underwritten NCF:	$12,489,225
Appraised Value:	$175,000,000
Appraisal Date:	February 25, 2014

Historical NOI
Most Recent NOI:	$13,583,944 (T-12 January 31, 2014)
2013 NOI:	$13,422,915 (December 31, 2013)
2012 NOI:	$12,955,672 (December 31, 2012)
2011 NOI:	$12,899,427 (December 31, 2011)
2010 NOI:	$12,691,595 (December 31, 2010)

Historical Occupancy(5)(7)
Most Recent Occupancy(7):	96.0% (March 31, 2014)
2013 Occupancy:	98.0% (December 31, 2013)
2012 Occupancy:	96.0% (December 31, 2012)
2011 Occupancy:	96.0% (December 31, 2011)
2010 Occupancy:	95.0% (December 31, 2010)
(1)	The Cottonwood Mall Property was previously unencumbered.
(2)	Washington Prime Group Inc. is a pre-approved replacement guarantor of the loan. See “The Borrower / Sponsor” herein.
(3)	Partial release of a non-income producing parcel is permitted. See “Partial Release and Substitution” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	Based on Total Collateral Sq. Ft. of 410,452.
(6)
Excludes Dillard’s (170,610 sq. ft.), Macy’s (164,978 sq. ft.), JC Penney (124,656 sq. ft.), Sears (106,000 sq. ft.), Conn’s HomePlus (42,024 sq. ft.) and a vacant space (42,024 sq. ft.), which are non-collateral.

(7)
Historical Occupancy includes temporary tenants, which totaled approximately 12,074 sq. ft. as of March 31, 2014. Most Recent Occupancy excluding temporary tenants is 93.1%. Most Recent Occupancy, including temporary tenants, based on Total Sq. Ft. of 1,060,744 is 94.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(4)

Non-Collateral Anchor Tenants
Dillard’s	BBB-/Ba2/BB+	170,610	NAP	NAP	NAP	$20,200	$122	NAP
Macy’s	NR/Baa2/BBB+	164,978	NAP	NAP	NAP	$12,300	$76	NAP
JC Penney	NR/Caa1/CCC+	124,656	NAP	NAP	NAP	$16,800	$139	NAP
Sears	B-/Caa1/CCC+	106,000	NAP	NAP	NAP	$11,300	$110	NAP
Conn’s HomePlus	NR/NR/NR	84,048(5)	NAP	NAP	NAP	NAP	NAP	NAP
Subtotal		650,292

Collateral Anchor Tenants
Regal Cinema	BB/B2/B+	80,360	19.6%	12/31/2016	$13.00	$6,493	$405,827(6)	21.0%

Major Tenants (≥ 10,000 sq. ft.)
Old Navy	BBB-/Baa3/BBB-	14,915	3.6%	4/30/2023	$22.62	$4,911	$329	6.9%
Ulta Beauty	NR/NR/NR	10,163	2.5%	10/31/2020	$22.94	$3,796	$374	8.0%
Subtotal		25,078	6.1%			$8,707	$347

In-line Tenants (<10,000 sq. ft.)(7)		288,681	70.3%		$32.79	$74,493	$330	14.5%

Total Occupied Collateral		394,119	96.0%

Vacant		16,333	4.0%
Total Collateral		410,452	100.0%

(1)	Based on rent roll as of March 31, 2014.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)	Annual U/W Base Rent PSF includes rent steps through June 2015 and excludes temporary tenant income.
(4)
Total Sales (000s) and Sales PSF were provided by the borrower as of December 31, 2013 and only include tenants which reported sales for a minimum of 12 months (78.2% of occupied in-line NRA). Total Sales (000s) and Sales PSF for Non-Collateral Anchor Tenants were estimates provided by the borrower as of December 31, 2012. Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.

(5)	Conn’s HomePlus occupies 42,024 sq. ft. on the ground floor of a two-level, 84,048 sq. ft. non-collateral anchor box owned by Macerich. The remaining 42,024 sq. ft. is currently vacant.
(6)	Shown as sales per screen. Regal Cinema contains 16 screens.
(7)	In-line tenants include food court, kiosk, outparcel and temporary tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
Temporary Tenants	11	12,074	2.9%	12,074	2.9%	NAP	NAP	NAP
2014	3	3,385	0.8%	15,459	3.8%	$61.48	1.9%	1.9%
2015	15	39,277	9.6%	54,736	13.3%	$26.85	9.9%	11.8%
2016(3)	13	113,450	27.6%	168,186	41.0%	$18.03	19.1%	31.0%
2017	37	81,545	19.9%	249,731	60.8%	$35.16	26.8%	57.8%
2018	16	42,005	10.2%	291,736	71.1%	$38.13	15.0%	72.8%
2019	12	30,874	7.5%	322,610	78.6%	$34.59	10.0%	82.8%
2020	4	19,870	4.8%	342,480	83.4%	$23.13	4.3%	87.1%
2021	1	740	0.2%	343,220	83.6%	$71.42	0.5%	87.6%
2022	3	15,738	3.8%	358,958	87.5%	$18.83	2.8%	90.4%
2023	6	28,894	7.0%	387,852	94.5%	$27.60	7.5%	97.8%
2024	4	6,267	1.5%	394,119	96.0%	$37.22	2.2%	100.0%
Thereafter	0	0	0.0%	394,119	96.0%	$0.00	0.0%	100.0%
Vacant	NAP	16,333	4.0%	410,452	100.0%	NAP	NAP
Total / Wtd. Avg.	125	410,452	100.0%			$27.11	100.0%
(1)	Based on rent roll as of March 31, 2014.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)	Leases expiring in 2016 include Regal Cinema, which has been a tenant at the Cottonwood Mall Property since 1996 and has two, five-year renewal options remaining.

The Loan.  The Cottonwood Mall loan (the “Cottonwood Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a two-story, enclosed super regional mall located in Albuquerque, New Mexico. Cottonwood Mall is a 1,060,744 sq. ft. mall with six anchor tenants, including Dillard’s, Macy’s, JC Penney, Sears, Conn’s HomePlus (all non-owned and not part of the collateral) and a 16-screen Regal Cinema movie theater (owned and part of the collateral). The collateral (the “Cottonwood Mall Property”) for the Cottonwood Mall Loan consists of 410,452 sq. ft. and includes the theater tenant and all major and in-line tenants.

The Cottonwood Mall Loan has an original principal balance of $105.0 million, with a 10-year term and amortizes on a 30-year schedule. The Cottonwood Mall Loan accrues interest at a fixed rate equal to 4.8155% and has a cut-off date balance of approximately $104.9 million. The Cottonwood Mall Loan proceeds were used to recapitalize the sponsor and fund closing costs and reserves. Based on the appraised value of $175.0 million as of February 25, 2014, the cut-off date LTV ratio is 59.9% with remaining implied equity of approximately $70.1 million. The Cottonwood Mall Property was previously unencumbered.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$105,000,000	100.0%	Recapitalization(1)	$103,560,050	98.6%
			Reserves	$66,667	0.1%
			Closing Costs	$1,373,283	1.3%
Total Sources	$105,000,000	100.0%	Total Uses	$105,000,000	100.0%
(1)	The Cottonwood Mall Property was previously unencumbered. The borrower’s cost basis is approximately $91.5 million.

The Borrower / Sponsor.  The borrower, Mall at Cottonwood, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy remote with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Simon Property Group, L.P., a subsidiary of Simon Property Group, Inc. (“SPG”) (NYSE: SPG). Liability of the guarantor is capped at $15,750,000 in the aggregate. Borrower may replace the guarantor for liabilities accruing after the date of such replacement with an entity controlled by any key principal provided certain conditions set forth in the loan agreement are met.

SPG is an S&P 100 company and currently owns or has an interest in more than 325 retail real estate properties, totaling approximately 243 million sq. ft., in North America and Asia, including 156 regional malls. SPG has the right to transfer sponsorship to its proposed spin-off REIT, to be known as Washington Prime Group Inc. (“WPG”) at which time SPG will no longer own any indirect interest in the borrower. WPG is expected to own or have an interest in 54 strip centers and 44 malls totaling 53.0 million sq. ft. in 23 states. As of September 30, 2013, occupancy at these prospective strip centers and malls was 94.2% and 90.4%, respectively. WPG will be led by

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

CEO Mark Ordan, who held prior leadership roles with Fresh Fields, Federal Realty Investment Trust, Sunrise Senior Living and The Mills Corporation.

The Property. The Cottonwood Mall is a two-story, enclosed super regional mall containing 1,060,744 sq. ft. of total leasable area, 410,452 sq. ft. of which is collateral for the Cottonwood Mall Loan. The Cottonwood Mall Property is located on Coors Bypass Northwest in Albuquerque, New Mexico, the most populated city in the state. The Cottonwood Mall Property was constructed in 1996 by the sponsor and since 2008 has undergone nearly $4.9 million in capital expenditures and tenant improvement costs.

The Cottonwood Mall contains six anchor tenants, Dillard’s, Macy’s, JC Penney, Sears, Conn’s HomePlus (all non-owned and not part of the collateral) and Regal Cinema (collateral). Dillard’s, Macy’s (via the acquisition of Foley’s) and JC Penney are original anchors at the Cottonwood Mall. The Cottonwood Mall is laid out in a traditional manner with the two largest anchors, Dillard’s and Macy’s, located on each end. The Cottonwood Mall Property (collateral) is 96.0% occupied as of March 31, 2014 by 122 in-line tenants, none of which account for more than 2.3% of collateral sq. ft, two major tenants and a 16-screen Regal Cinema movie theater. Temporary tenants, totaling approximately 12,074 sq. ft., represent approximately 2.9% of collateral sq. ft. and approximately 4.0% of in-line sq. ft. National in-line tenants include Aeropostale, American Eagle Outfitters, Champs Sports, Foot Locker, Forever 21, GNC, Payless Shoesource, Victoria’s Secret and Zales Jewelers. Since 2012, approximately 30 new or renewal leases have been executed at the Cottonwood Mall Property, the majority of which are with base rents at or greater than their prior rental rates.

In 2013, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $330 PSF with an occupancy cost of 14.5%. Since 2004, in-line tenant sales have grown approximately 12.2%. Additionally, sales have remained stable since 2009 with an average of approximately $330 PSF.

In-Line Historical Sales PSF(1)
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Sales PSF	$294	$311	$333	$317	$299	$339	$324	$326	$330	$330
Occupancy Cost	13.8%	13.5%	12.8%	13.9%	15.0%	13.4%	14.0%	14.2%	13.4%	14.5%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months.

Historical Sales PSF
	2010	2011	2012	2013
Non-Collateral Anchors(1)
Dillard’s	$119	$119	$122	NAV
Macy’s	$71	$74	$76	NAV
JC Penney	$164	$164	$139	NAV
Sears	$115	$112	$110	NAV

Collateral Tenants(2)
Regal Cinema(3)	$614,250	$494,355	$413,926	$405,827
Old Navy(4)	$220	$214	$210	$329
Ulta Beauty	NAP	$277	$336	$374

(1)	Non-Collateral Anchors’ Historical Sales PSF are estimates as provided by the borrower.
(2)	Collateral Tenants’ Historical Sales PSF are based on historical operating statements provided by the borrower.
(3)
Shown as sales per screen. Regal Cinema contains 16 screens. The movie theater operated without direct competition until 2011 when Premiere Cinemas opened less than two miles from the Cottonwood Mall Property.

(4)
In April 2013, Old Navy remodeled its space and eliminated underutilized back office/storage space, resulting in a decrease from its previous size of 23,246 sq. ft. to 14,915 sq. ft. In 2012 and 2013, gross sales were $4,839,605 and $4,910,615, respectively.

Environmental Matters.    The Phase I environmental report dated March 20, 2014 recommended no further action at the Cottonwood Mall Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

The Market.    The Cottonwood Mall Property is located in the western portion of the Albuquerque, New Mexico MSA. In 2013, the Albuquerque MSA had a population of approximately 902,797, an increase of approximately 23.7% since 2000. As the most populated city in the state, Albuquerque has been cited multiple times in “Forbes’ Best Cities for Business.” Approximately 60.0 miles from the state capital of Santa Fe, the Cottonwood Mall anchors the retail hub for the west side of Albuquerque, serving the area west of Interstate 25 and Rio Grande River, including Rio Rancho and residential developments flanking the Coors Boulevard Corridor. Interstate 25 and Interstate 40 are located within 7.7 and 11.0 miles of the Cottonwood Mall Property, respectively. Interstate 25 serves as the main north-south expressway connecting Colorado and Texas while Interstate 40 is the third-longest east-west expressway in the United States, offering access to Arizona, California, Texas and Oklahoma. Additionally, the Cottonwood Mall Property can be accessed via the Rail Runner train line, which has a connecting bus system slightly north of the Cottonwood Mall Property.

Located in the commercial/retail hub for the northwesterly section of Albuquerque, the Cottonwood Mall Property is surrounded by big-box, strip and community centers that include tenants such as Costco, Home Depot, Walmart, Staples and Best Buy. The Cottonwood Mall Property draws from both the suburban population of western Albuquerque as well as Rio Rancho, the fastest growing community in New Mexico. Since the 1990s, Rio Rancho has benefited from Albuquerque’s major expansion and growth in the twentieth century. From 2000 to 2012, the Rio Rancho population of 90,818 individuals and median household income of $60,125 grew by approximately 75.4% and 27.5%, respectively. Additionally, Rio Rancho has a strong existing business climate anchored by Intel Corporation and complemented by the back-office and manufacturing operations of Hewlett-Packard Company, Bank of America and Alliance Data, among others. Within the six-mile trade area as determined by the appraiser, the population and average household income in 2014 is 239,131 and $71,140, respectively.

With a location that is west of the Rio Grande River and Interstate 25, the Cottonwood Mall Property is located outside of the competitive eastern retail hub of Albuquerque. The appraiser analyzed a set of three competitive properties for the Cottonwood Mall Property. The appraiser’s competitive set is detailed below:

Cottonwood Mall Competitive Set(1)(2)
Name	Cottonwood Mall	Coronado Center	ABQ Uptown	Winrock Town Center
Distance from Subject	NAP	13 miles	13 miles	13 miles
City, State	Albuquerque, NM	Albuquerque, NM	Albuquerque, NM	Albuquerque, NM
Property Type	Super Regional Mall	Super Regional Mall	Lifestyle Center	Super Regional Center
Year Built / Renovated	1996 / NAP	1964 / 2013-2014	2006 / NAP	1961 / 2013
Total Occupancy(3)	94.5%	98.6%	96.1%	52.4%
Anchor Size (Sq. Ft.)(3)	730,652	717,000	16,818	559,000
Total Size (Sq. Ft.)(3)	1,060,744	1,102,000	231,573	877,000
Anchor Tenants	Dillard’s, Macy’s, JC Penney, Sears, Conn’s HomePlus, Regal Cinema	Macy’s, Sears, JC Penney, Kohl’s, Dick’s, Gordman’s	Trader Joe’s	Dillard’s, Sports Authority, Toys R Us, Bed Bath & Beyond, Regal Cinema
(1)	Source: Appraisal
(2)
The Cottonwood Mall is located in the northwestern hub of Albuquerque, serving both the western Albuquerque and Rio Rancho populations. The three competitive properties, which are adjacent to each other, are located in the eastern retail hub of Albuquerque and generally serve the eastern portion of the Albuquerque MSA.

(3)
Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Cottonwood Mall are based on the entire mall square footage of 1,060,744 as of March 31, 2014. Total Occupancy includes temporary tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	T-12 1/31/2014	U/W	U/W PSF
Base Rent(1)	$9,151,088	$9,405,922	$10,140,901	$10,595,947	$10,636,759	$10,499,917	$25.58
Temporary Tenant Income	1,571,519	1,697,981	1,481,303	1,470,689	1,491,946	1,491,946	3.63
Value of Vacant Space	0	0	0	0	0	962,801	2.35
Gross Potential Rent	$10,722,607	$11,103,903	$11,622,204	$12,066,636	$12,128,705	$12,954,664	$31.56
Total Recoveries	5,916,790	6,336,404	6,187,163	6,088,755	6,218,354	6,218,354	15.15
Total % Rents	635,744	432,246	119,515	104,843	100,102	83,000	0.20
Total Other Income	464,443	410,832	380,035	354,556	384,873	384,873	0.94
Less: Vacancy & Credit Loss(2)	0	0	0	0	0	(962,801)	(2.35)
Effective Gross Income	$17,739,584	$18,283,385	$18,308,917	$18,614,790	$18,832,034	$18,678,090	$45.51
Total Operating Expenses	5,047,989	5,383,958	5,353,245	5,191,875	5,248,090	5,675,801	13.83
Net Operating Income	$12,691,595	$12,899,427	$12,955,672	$13,422,915	$13,583,944	$13,002,290	$31.68
TI/LC	0	0	0	0	0	410,452	1.00
Capital Expenditures	0	0	0	0	0	102,613	0.25
Net Cash Flow	$12,691,595	$12,899,427	$12,955,672	$13,422,915	$13,583,944	$12,489,225	$30.43

(1)	U/W Base Rent includes $192,846 in contractual rent steps through June 2015.
(2)	U/W Vacancy & Credit Loss is based on actual in-place economic vacancy of 5.0% of Gross Potential Rent, Total Recoveries and Total % Rents.

Property Management.    The Cottonwood Mall Property is managed by SPG Management Associates III, LLC, which is an affiliate of the sponsor.

Lockbox / Cash Management.    The Cottonwood Mall Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur upon (i) an event of default or (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.25x until the DSCR is at least equal to 1.25x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited $66,667 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $66,667, into a tax reserve account, (ii) $8,551 into a replacement reserve account, subject to a cap of $513,065 and (iii) $34,204 into a rollover reserve account, subject to a cap of $2,052,260. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release and Substitution.    The borrower may, without lender’s consent, transfer any non-income producing portion of the Cottonwood Mall Property to a third party or affiliate of the borrower subject to the satisfaction of conditions in the Cottonwood Mall Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

LEVEL 1

REGAL ENTERTAINMENT GROUP
Conn's HomePlus
macy's
jcpenney
sears
Dillard's
ULTA
SHOE DEPT. ENCORE
Bath&BodyWorks
EXPRESS
TORRID
BODY CENTRAL
THE LIMITED
VACANT
SHOE PALACE
CRAZY 8
Disney store
Finish Line
Eddie Bauer
ZALES
VICTORIA'S SECRET
ALDO
Foot Locker
Lady Foot Locker
HOLLISTER
FOREVER 21
SPENCER GIFTS
MOTHERHOOD
PANDA BREAK
BLOOM
STORAGE
CELLAIRS
ATM
CENTURYLINK
U.S. ARMY RECRUITING

- Anchor/Major
- Non Anchor
- Temporary Tenants
- Vacant
- Not Part of the Collateral

Site plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

LEVEL 2

VACANT
OLD NAVY
REGAL ENTERTAINMENT GROUP
sears
macy's
jcpenney
Dillard's
VANS
HOT TOPIC
KAY
wet seal
zumiez
YANKEE CANDLE
PACSUN
THE CHILDREN'S PLACE
AÉROPOSTALE
christopher & banks
AMERICAN EAGLE OUTFITTERS
Buckle
claire's
CHAMPS SPORTS
fye
JOPPA
MAURICES
FOOTACTION
Payless
LENSCRAFTERS
GNC
Famous Footwear
T-Mobile
FOOD COURT SEATING AREA
INFO KIOSK
OPEN
Chow's
Foot Locker
Anchor/Major
Non Anchor
Temporary Tenants
Vacant
Not Part of the Collateral
N

Site plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10000 Coors Bypass Northwest Albuquerque, NM 87114	Collateral Asset Summary – Loan No. 3 Cottonwood Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$104,869,473 59.9% 1.89x 12.4%

Cottonwood Mall
10000 Coors Bypass Northwest
Albuquerque, NM 87114
Rio Rancho
Corrales
Los Ranchos De Albuquerque
Albuquerque
DOWNTOWN ALBUQUERQUE
Presbyterian Rust Medical Center
Lovelace Westside Hospital
Cottonwood Corners
The Plaza at Cottonwoods
Alameda West Shopping Center
Costco
Paradise Hills Shopping Center
Southwestern Indian Polytechnic
Genestown Plaza Shopping Center
One Sun Plaza
Vista Del North Shopping Center
La Cueva Town Center
Del North Center
Far North Shopping Center
Cliff's Amusement Park
Coronado Center
ABQ Uptown
Winrock Center
University School of Medicine
University Of New Mexico
Presbyterian Hospital
PAN AMERICAN HIGHWAY
AMTRAK • SOUTHWEST CHIEF
NORTHERN BLVD NE
SOUTHERN BLVD SE
ALAMEDA BLVD NW
ALAMEDA BLVD NE
PASEO DEL NORTE BLVD NW
PASEO DEL NORTE BLVD NE
SAN ANTONIO DR NE
ACADEMY RD NE
MONTGOMERY BLVD NE
CANDELARIA RD NE
MENAUL BLVD NE
LOMAS BLVD NE
CENTRAL AVE SE
OSUNA RD NW
MONTANO RD NW
CANDELARIA RD NW
MENAUL BLVD NW
W MEADOWLARK LN
COLORADO
Santa Fe
Gallup
Albuquerque
Belen
Socorro
NEW MEXICO
ARIZONA
Las Cruces
El Paso
TEXAS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Select Service Hospitality
Sponsor:	Carey Watermark Investors,			Collateral:	Fee Simple
	Incorporated			Location:	Austin, TX
Borrower:	CWI Austin Hotel, LLC; Austin CBD			Year Built / Renovated:	2013 / NAP
	Hotel Operator, Inc.			Total Rooms:	296
Original Balance:	$56,500,000			Property Management:	White Lodging Services
Cut-off Date Balance:	$56,500,000				Corporation
% by Initial UPB:	4.7%			Underwritten NOI:	$7,194,428
Interest Rate:	4.8770%			Underwritten NCF:	$6,384,225
Payment Date:	6th of each month			“As-is” Appraised Value:	$90,200,000
First Payment Date:	May 6, 2014			“As-is” Appraisal Date:	March 1, 2014
Maturity Date:	April 6, 2024			“As Stabilized” Appraised Value(3):	$103,200,000
Amortization:	Interest only for first 36 months; 360			“As Stabilized” Appraisal Date(3):	March 1, 2017
	months thereafter
Additional Debt:	None			Historical NOI(5)
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$7,586,944 (T-12 March 31, 2014)
Lockbox / Cash Management:	Hard / Springing			2013 NOI:	NAP
				2012 NOI:	NAP
Reserves(1)				2011 NOI:	NAP
	Initial		Monthly
Taxes:	$397,850		$99,462	Historical Occupancy(5)
Insurance:	$0		Springing	Most Recent Occupancy:	66.4% (March 31, 2014)
FF&E(2):	$30,460	2.0% of prior month’s		2013 Occupancy:	NAP
		gross revenues		2012 Occupancy:	NAP
				2011 Occupancy:	NAP
Financial Information
(1)       See “Initial Reserves” and “Ongoing Reserves” herein.
(2)       The FF&E reserve percentage will be (i) 2.0% of prior month’s gross revenues for 2014 and 2015, (ii) 3.0% of prior month’s gross revenues for 2016, (iii) 4.0% of prior month’s gross revenues for 2017 and (iv) 5.0% of prior month’s gross revenues thereafter.
(3)       The Cut-off Date LTV and Balloon LTV are based on the “As-is” Appraised Value of $90,200,000.  The appraiser concluded an “As Stabilized” Appraised Value for the Hyatt Place Austin Downtown Property of $103,200,000 as of March 1, 2017, resulting in an “As Stabilized” Cut-off Date LTV of 54.7% and “As Stabilized” Balloon LTV of 48.3%.  The “As Stabilized” Appraised Value is based on the appraiser’s concluded stabilized NOI achieved in 2017.
(4)       Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.58x and 2.29x, respectively.
(5)       The Hyatt Place Austin Downtown Property opened in March 2013.  As such, Historical NOI and Historical Occupancy are not applicable.

Cut-off Date Balance / Room:		$190,878
Balloon Balance / Room:		$168,525
Cut-off Date LTV(3):		62.6%
Balloon LTV(3):		55.3%
Underwritten NOI DSCR(4):		2.00x
Underwritten NCF DSCR(4):		1.78x
Underwritten NOI Debt Yield:		12.7%
Underwritten NCF Debt Yield:		11.3%
Underwritten NOI Debt Yield at Balloon:		14.4%
Underwritten NCF Debt Yield at Balloon:		12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

The Loan.    The Hyatt Place Austin Downtown loan (the “Hyatt Place Austin Downtown Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a newly-constructed 296-room, 18-story, select service hotel located in Austin, Texas with an original principal balance of $56.5 million (the “Hyatt Place Austin Downtown Property”). The collateral also includes a five-level parking garage containing 133 spaces located on the first through fifth floors. The Hyatt Place Austin Downtown Loan has a 10-year term and amortizes on a 30-year schedule after an initial 36-month interest only period. The Hyatt Place Austin Downtown Loan accrues interest at a fixed rate equal to 4.8770% and has a cut-off date balance of $56.5 million. Loan proceeds along with approximately $31.6 million of sponsor equity were used to acquire the Hyatt Place Austin Downtown Property for $87.0 million, pay closing costs and fund upfront reserves. Based on the appraised value of $90.2 million as of March 1, 2014, the cut-off date LTV is 62.6%.  The most recent prior financing of the Hyatt Place Austin Downtown Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$56,500,000	64.2%	Purchase Price	$87,000,000	98.8%
Sponsor Equity	$31,564,460	35.8%	Closing Costs	$636,150	0.7%
			Reserves	$428,310	0.5%
Total Sources	$88,064,460	100.0%	Total Uses	$88,064,460	100.0%

The Borrower / Sponsor.    The borrowers, CWI Austin Hotel, LLC as fee owner and Austin CBD Hotel Operator, Inc. as operating lessee, are a single purpose Delaware limited liability company and a single purpose Delaware corporation, respectively, structured to be bankruptcy-remote with two independent directors in their organizational structures.  The sponsor of the borrowers and nonrecourse carve-out guarantor is Carey Watermark Investors, Incorporated. Carey Watermark Investors, Incorporated (“CWI”) is a publicly registered real estate investment trust (REIT) formed in March 2008 to make investments primarily in the lodging and lodging-related sectors. CWI conducts the majority of its investment activities through an operating partnership with Carey Watermark Holdings, LLC, which is indirectly owned by W.P. Carey Inc., and Watermark Capital Partners, LLC.

As of December 31, 2013, CWI’s portfolio was comprised of full or partial ownership in 18 hotels with 3,967 guest rooms across the United States.  CWI’s hotels operate under the following brands: Autograph Collection, Courtyard by Marriott, Fairmont, Hampton Inn, Hilton Garden Inn, Holiday Inn, Hyatt, Marriott, Renaissance and Westin.

The Property.    The Hyatt Place Austin Downtown Property is an 18-story 296-room select service hotel located in downtown Austin, Texas that sits on top of a 133-space, five-level parking garage. Constructed in 2013, the Hyatt Place Austin Downtown Property is comprised of 154 king rooms (52.0% of total rooms) and 142 double queen rooms (48.0% of total rooms).  Amenities include a restaurant, coffee bar, fitness center, indoor swimming pool and three meeting rooms comprising 1,800 sq. ft.  The Hyatt Place Austin Downtown Property guest rooms include city views, HD flat-panel televisions, complimentary WiFi and granite countertops.  The Hyatt Place brand was ranked best in its category in both 2012 and 2013 and was awarded “Highest in Guest Satisfaction Among Upscale Hotel Chains” by J.D. Power in 2013.

In connection with the acquisition of the Hyatt Place Austin Downtown Property, the sponsor executed a new franchise agreement with Hyatt Place Franchising, L.L.C., effective March 27, 2014, with a term of 20 years expiring March 27, 2034.

Environmental Matters.    The Phase I environmental report dated March 1, 2014 recommended no further action at the Hyatt Place Austin Downtown Property.

The Market.    The Hyatt Place Austin Downtown Property is located in downtown Austin, Texas, one block west of the Austin Convention Center.  Austin, Texas, recognized by Forbes Magazine as one of the fastest growing cities in America in 2013, is expected to add more than 3,200 guest rooms over the next three years to its current supply of approximately 8,000 rooms in order to facilitate Austin’s growing convention business.  Specifically, the current manager of the Hyatt Place Austin Downtown Property, White Lodging Services Corporation, is developing a 1,012 room JW Marriott Hotel adjacent to the Austin Convention Center that is scheduled to open in early 2015.  The JW Marriott Hotel is expected to attract new conventions to Austin that its previous hotel supply could not accommodate.  In addition, Austin is home to a number of annual music festivals, including South by Southwest and Austin City Limits, that draw numerous tourists to the city.

The Hyatt Place Austin Downtown Property is located proximate to several demand drivers and a number of large corporate offices including Dell, Apple, Samsung, National Instruments, IBM and Sematech.  Specifically, the Hyatt Place Austin Downtown Property is located three blocks from the 6th Street Entertainment District, nine blocks from the Texas State Capitol, 1.5 miles from the University of Texas’ main campus and 15 minutes from the Austin-Bergstrom International Airport.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

Nearly eight million people have attended more than 3,000 events, including over 700 conventions, at the Austin Convention Center since it opened in 1992.  The Austin Convention Center is a LEED Gold-certified building located proximate to the Hyatt Place Austin Downtown Property that stretches over six city blocks and 881,400 sq. ft., and offers 246,097 sq. ft. of column-free exhibit space divisible into five contiguous halls.  The Austin Convention Center’s upper level grand ballroom is one of the largest in Texas, encompassing 43,300 sq. ft.  Additionally, the 6th Street Entertainment District is lined with historical houses and commercial buildings that now house numerous bars, live entertainment venues, art galleries, cafes and upscale restaurants.  The University of Texas at Austin’s current enrollment includes over 38,000 undergraduate students and 12,000 graduate students.

The Hyatt Place Austin Downtown Property 2014 hotel market contains 1,954 hotel rooms, including the Hyatt Place Austin Downtown Property.  As of February 2014, the Hyatt Place Austin Downtown Property was reported as having occupancy, ADR and RevPAR of 63.7%, $202.44 and $128.87, respectively, which resulted in a RevPAR penetration rate of nearly 100.0% in its first year of operations.  As of February 2014, the Hyatt Place Austin Downtown Property reported occupancy segmentation of 50.0% transient and 32.6% group.  The local competitive set includes the following hotels: the Radisson Hotel & Suites Austin Downtown, Hilton Garden Inn Austin Downtown Convention Center, Sheraton Hotel Austin @ The Capitol, Doubletree Austin University Area, Hampton Inn & Suites Austin Downtown Convention Center and Courtyard Austin Downtown Convention Center.

Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Hyatt Place Austin Downtown Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2014	63.7%	$202.44	$128.87	77.8%	$166.39	$129.42	81.8%	121.7%	99.6%
(1)	Source: Hospitality research report

T-10 Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Hyatt Place Austin Downtown Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
April 2013	63.4%	$204.84	$129.87	88.1%	$163.30	$143.88	72.0%	125.4%	90.3%
May 2013	58.4%	$199.09	$116.19	84.6%	$160.54	$135.78	69.0%	124.0%	85.6%
June 2013	66.1%	$172.10	$113.77	82.8%	$147.89	$122.52	79.8%	116.4%	92.9%
July 2013	53.4%	$157.07	$83.91	72.6%	$132.77	$96.37	73.6%	118.3%	87.1%
August 2013	67.6%	$142.84	$96.57	68.9%	$132.78	$91.51	98.1%	107.6%	105.5%
September 2013	69.7%	$201.17	$140.14	74.4%	$171.09	$127.28	93.6%	117.6%	110.1%
October 2013	77.4%	$218.21	$168.89	84.4%	$184.71	$155.98	91.7%	118.1%	108.3%
November 2013	77.6%	$243.05	$188.53	75.9%	$207.58	$157.62	102.2%	117.1%	119.6%
December 2013	39.6%	$171.83	$67.99	57.9%	$146.57	$84.80	68.4%	117.2%	80.2%
January 2014	56.0%	$178.16	$99.70	72.7%	$149.60	$108.71	77.0%	119.1%	91.7%
(1)	Source: Hospitality research report

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

Cash Flow Analysis.

Cash Flow Analysis(1)
	T-12 3/31/2014(2)	Appraiser Stabilized Projection(3)	U/W	U/W per Room(4)
Occupancy	66.4%	76.0%	66.4%
ADR	$205.05	$213.75	$205.05
RevPAR	$136.07	$162.45	$136.07

Room Revenue	$14,701,407	$17,551,000	$14,701,407	$49,667
F&B Revenue	536,304	697,000	536,304	1,812
Other Revenue	966,352	958,000	966,352	3,265
Total Revenue	$16,204,063	$19,206,000	$16,204,063	$54,743
Operating Expenses	3,036,675	3,885,000	3,036,675	10,259
Undistributed Expenses(5)(6)	4,524,922	5,193,000	4,682,926	15,821
Gross Operating Profit	$8,642,466	$10,128,000	$8,484,462	$28,664
Total Fixed Charges	1,055,523	1,194,000	1,290,034	4,358
Net Operating Income	$7,586,944	$8,934,000	$7,194,428	$24,306
FF&E(7)	355,674	768,000	810,203	2,737
Net Cash Flow	$7,231,270	$8,166,000	$6,384,225	$21,568
(1)	The Hyatt Place Austin Downtown Property opened in March 2013. As such, historical Net Cash Flow is not applicable.
(2)	T-12 3/31/2014 is comprised of 11 months of actual cash flows for April 2013 through February 2013 and budgeted cash flows for March 2014.
(3)	Appraiser Stabilized Projection is as of T-12 2/28/2017, which is the appraiser’s year three “As Stabilized” cash flow.
(4)	U/W per Room is based on a total of 296 rooms.
(5)	U/W Undistributed Expenses includes a combined marketing, management and franchise fee percentage of approximately 15.0% of U/W Total Revenue.
(6)	The increase in Undistributed Expenses is primarily based on an increase in the underwritten franchise fee as a result of the newly executed franchise agreement.
(7)	U/W FF&E represents approximately 5.0% of U/W Total Revenue.

Property Management.    The Hyatt Place Austin Downtown Property is managed by White Lodging Services Corporation.  White Lodging Services Corporation was established in 1985 and is a fully integrated hotel ownership, development and operations company.  White Lodging Services Corporation’s portfolio consists of more than 160 hotels in 21 states and includes representation of the following brands: Preferred Hotel Group, Marriott International, Inc., Hilton Worldwide, Hyatt Global, Starwood Hotels and Resorts, InterContinental Hotel Group and Carlson Hotels Worldwide.  Additionally, 20 of the 160 hotels in White Lodging Services Corporation’s portfolio are located in the Austin market.

Lockbox / Cash Management.    The Hyatt Place Austin Downtown Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default or (ii) the failure of the borrowers after the end of one calendar quarter to maintain a debt service coverage ratio of 1.25x. In addition, a full excess cash sweep (“Cash Trap Period”) will occur upon an event of default.

Initial Reserves.    At closing, the borrowers deposited (i) $397,850 into a tax reserve account and (ii) $30,460 into an upfront FF&E reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $99,462, into a tax reserve account and (ii) the FF&E Reserve Percentage of the prior month’s gross revenues from operations into a FF&E reserve account.  Additionally, the borrowers are required to deposit 1/12 of the estimated insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

“FF&E Reserve Percentage” will mean (i) 2.0% for years 2014 and 2015, (ii) 3.0% for the year 2016, (iii) 4.0% for the year 2017 and (iv) 5.0% thereafter.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

211 East 3rd Street Austin, TX 78701	Collateral Asset Summary – Loan No. 4 Hyatt Place Austin Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,500,000 62.6% 1.78x 12.7%

Austin
University of Texas - Austin
Austin Bergstrom International Airport
Leander
Taylor
Hutto
Round Rock
Jonestown
Cedar Park
Pflugerville
Volente
Manor
Bee Cave
Webberville
Sunset Valley
San Leanna
Creedmoor
Hays
Buda
Mustang Ridge
Mountain City
William B. Johnson Building
Robert E. Johnson State Office Building
Frank Erwin Center
E 15th St
John H. Reagan Bldg
CAPITOL DISTRICT
Texas Capitol
Dell Medical Center (Future)
Waterloo Park
E 12th St
La Quinta Inn
W 11th St
CIVIC DISTRICT
NORTHEAST
Sheraton Austin Hotel
1005 Congress
W 10th St
E 10th St
Capitol Center
Homer J. Thornberry Judicial Building
W 9th St
E 9th St
Duncan Park
816 Congress
RED RIVER DISTRICT
W 8th St
E 8th St
JPMorgan Chase Tower
Norwood Tower
Perry Brooks Bldg
Omni Hotel
W 7th St
E 7th St
Austin
INTERREGIONAL HIGHWAY
E 6th St
E 6th St
WEST 6TH STREET ENTERTAINMENT DISTRICT
Chase Tower
BofA Bldg
EAST 6TH STREET ENTERTAINMENT DISTRICT
E 5th St
E 5th St
Frost Bank Tower
Hilton Austin
W 4th St
E 4th St
WAREHOUSE DISTRICT
Hobby Building
301 Congress
W 3rd St
E 3rd St
Hyatt Place Austin Downtown
211 East 3rd Street
Austin, TX 78701
Hampton Inn
Convention Center
E 2nd St
Silicon Laboratories
Austin City Hall
Computer Sciences Corporation
100 Congress
One Congress Plaza
Austin International Center
The Fairmont (2015)
W Cesar Chavez St
Radisson Hotel
San Jacinto Center
Four Seasons Austin
RAINEY STREET
Lady Bird Lake
W Riverside Dr
Hyatt Regency
Congress Ave S
Austin American Statesman
The Long Center for the Performing Arts
Palmer Events Center
Barton Springs Rd
East Ave
Rainey St
Red River St
Trinity St
San Jacinto Blvd
Brazos St
Congress Ave
Colorado St
Lavaca St
Guadalupe St
San Antonio St
Neches St
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor(1):	American Realty Capital Hospitality Operating Partnership, L.P.
Borrower:	ARC Hospitality Baltimore, LLC; ARC Hospitality Providence, LLC
Original Balance:	$45,500,000
Cut-off Date Balance:	$45,500,000
% by Initial UPB:	3.8%
Interest Rate:	4.3000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2019
Amortization:	Interest Only
Additional Debt(2):	None
Call Protection(3):	L(25), D(31), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$619,028	$167,606
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
PIP:	$1,775,000	$0

Financial Information
Cut-off Date Balance / Room:	$108,076
Balloon Balance / Room:	$108,076
Cut-off Date LTV:	59.5%
Balloon LTV:	59.5%
Underwritten NOI DSCR(5):	3.07x
Underwritten NCF DSCR(5):	2.69x
Underwritten NOI Debt Yield:	13.4%
Underwritten NCF Debt Yield:	11.7%
Underwritten NOI Debt Yield at Balloon:	13.4%
Underwritten NCF Debt Yield at Balloon:	11.7%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Baltimore, MD and Providence, RI
Year Built / Renovated:	2000 / 2012-2013
Total Rooms:	421
Property Management:	Crestline Hotels & Resorts, LLC
Underwritten NOI:	$6,092,685
Underwritten NCF:	$5,336,075
“As-is” Appraised Value:	$76,500,000
“As-is” Appraisal Date:	March 1, 2014
“As Stabilized” Appraised Value(6):	$84,500,000
“As Stabilized” Appraisal Date(6):	March 1, 2016

Historical NOI
Most Recent NOI:	$5,978,697 (T-12 January 31, 2014)
2013 NOI:	$5,848,725 (December 31, 2013)
2012 NOI:	$5,967,563 (December 31, 2012)
2011 NOI:	$5,269,900 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	74.8% (January 31, 2014)
2013 Occupancy:	74.5% (December 31, 2013)
2012 Occupancy:	73.5% (December 31, 2012)
2011 Occupancy:	72.3% (December 31, 2011)
(1)	The sponsor is also related to the sponsor under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as Westin Virginia Beach, which has a Cut-off Date Balance of $20,700,000.
(2)
In connection with the acquisition of the ARC Marriott Hotel Portfolio Properties and other properties, the sponsor incurred subordinate unsecured debt. See “Other Unsecured Debt of the Sponsor” herein.

(3)	Partial release is permitted. See “Partial Release” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the actual interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 2.25x and 1.97x, respectively.

(6)
The “As Stabilized” LTV is 53.8% based on the Courtyard by Marriott Baltimore Property achieving a stabilized ADR and occupancy of $190.00 and 71.0%, respectively, and the Courtyard by Marriott Providence Property achieving a stabilized ADR and occupancy of $157.98 and 78.0%, respectively.

Property Summary
Property Name	Location	Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Courtyard by Marriott Baltimore	Baltimore, MD	205	2000 / 2012-2013	$24,980,392	$42,000,000	69.5%
Courtyard by Marriott Providence	Providence, RI	216	2000 / 2012-2013	$20,519,608	$34,500,000	79.9%
Total / Wtd. Avg.		421		$45,500,000	$76,500,000	74.8%
(1)	As of January 31, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

Courtyard by Marriott Baltimore – Historical Occupancy, ADR, RevPAR(1)
	Courtyard by Marriott Baltimore Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	72.4%	$153.45	$111.07	59.1%	$123.26	$72.82	122.5%	124.5%	152.5%
2012	69.9%	$161.00	$112.47	59.0%	$121.23	$71.47	118.5%	132.8%	157.4%
2013	68.5%	$172.58	$118.18	59.2%	$122.82	$72.72	115.6%	140.5%	162.5%
T-12 January 2014	69.2%	$172.66	$119.45	59.5%	$122.70	$72.97	116.3%	140.7%	163.7%
(1)	Source: Hospitality research reports

Courtyard by Marriott Providence – Historical Occupancy, ADR, RevPAR(1)
	Courtyard by Marriott Providence Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	71.5%	$126.49	$90.43	64.4%	$122.29	$78.74	111.0%	103.4%	114.8%
2012	75.3%	$129.70	$97.68	66.9%	$127.73	$85.47	112.6%	101.5%	114.3%
2013	78.8%	$135.80	$106.95	70.5%	$128.58	$90.66	111.7%	105.6%	118.0%
T-12 January 2014	79.0%	$135.89	$107.42	70.2%	$128.87	$90.51	112.5%	105.4%	118.7%
(1)	Source: Hospitality research reports

The Loan.   The ARC Marriott Hotel Portfolio loan (the “ARC Marriott Hotel Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in two limited service hotels totaling 421 rooms located in Baltimore, Maryland and Providence, Rhode Island (the “Courtyard by Marriott Baltimore Property” and the “Courtyard by Marriott Providence Property”, together, the “ARC Marriott Hotel Portfolio Properties”) with original principal and cut-off date balances of $45.5 million. The ARC Marriott Hotel Portfolio Loan has a five-year term and is interest only for the loan term. The ARC Marriott Hotel Portfolio Loan accrues interest at a fixed rate equal to 4.3000%. Loan proceeds, together with approximately $35.9 million in equity from the sponsor, were used to acquire the properties for $76.5 million, pay closing costs of approximately $2.5 million and fund reserves of approximately $2.4 million. Based on the “As-is” appraised value of $76.5 million as of March 1, 2014, the cut-off date LTV is 59.5%. Based on the “As Stabilized” appraised value of $84.5 million as of March 1, 2016, the “As Stabilized” LTV is 53.8%. The most recent financing of the ARC Marriott Hotel Portfolio Properties was included in the BSCMS 2007-BBA8 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,500,000	55.9%	Acquisition Cost	$76,500,000	94.0%
Sponsor Equity(1)	$35,911,465	44.1%	Closing Costs	$2,517,437	3.1%
			Reserves	$2,394,028	2.9%

Total Sources	$81,411,465	100.0%	Total Uses	$81,411,465	100.0%
(1)
The $35,911,465 of Sponsor Equity will not become equity until the sponsor, American Realty Capital Hospitality Operating Partnership, L.P., repays a $63,074,057 unsecured loan. The unsecured loan is required to be paid in full on or before the date that is the earlier to occur of (a) 10 days after the date the sponsor or its parent raises $150,000,000 of common equity or (b) ten years after the origination of the unsecured loan. See “Other Unsecured Debt of the Sponsor” herein.

The Borrower / Sponsor.    The borrowers, ARC Hospitality Baltimore, LLC and ARC Hospitality Providence, LLC, are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their respective organizational structures.  The sponsor of the borrowers is American Realty Capital Hospitality Operating Partnership, L.P. (“ARC Hospitality”), and the nonrecourse carve-out guarantors are Nicholas S. Schorsch, William M. Kahane, Edward M. Weil, Jr., Brian S. Block and Peter M. Budko (each, an “Individual Guarantor” and collectively, the “Individual Guarantors”), ARC Hospitality and AR Capital, LLC (“AR Capital”), jointly and severally. The aggregate liability of the Individual Guarantors is capped at $8,780,000. Once (i) ARC Hospitality has a net worth at least equal to $44,000,000 and liquidity at least equal to $2,000,000 and (ii) the Subordinate Debt (defined herein) has been repaid in full, then AR Capital will be released as a guarantor. Additionally, once ARC Hospitality and/or AR Capital (so long as AR Capital has not yet been released as a guarantor) have an aggregate combined net worth at least equal to $44,000,000 and combined liquidity equal to at least $2,000,000, then each Individual Guarantor will be released as a guarantor. The guarantors will be required to maintain a combined net worth at least equal to $44,000,000 and combined liquidity at least equal to $2,000,000 for the loan term.

ARC Hospitality is designed to be a publicly registered non-traded REIT which seeks to acquire a diversified portfolio of strategically-located hotel properties throughout North America within the select-service and full-service markets of the hospitality sector. AR Capital,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

the sponsor of ARC Hospitality, currently sponsors five other public non-traded real estate securities offerings. Each of the Individual Guarantors is a member of the executive group of AR Capital and/or its related entities.

The Properties.   The ARC Marriott Hotel Portfolio Properties consist of two limited service hotels totaling 421 rooms, located in the downtown central business districts of Baltimore, Maryland and Providence, Rhode Island. The sponsor purchased the ARC Marriott Hotel Portfolio Properties as part of a portfolio of interests in six hotels for a total of $107.0 million. Both of the ARC Marriott Hotel Portfolio Properties are operated under the Courtyard by Marriott franchise flag through franchise agreements with Marriott International, Inc. that run through January 31, 2027.

The Courtyard by Marriott Baltimore Property is an 11-story, 205-room limited service hotel located at 1000 Aliceanna Street in the Harbor East neighborhood of Baltimore, Maryland, and is part of a larger mixed-use development which includes a Whole Foods, other restaurants, office tenants and luxury apartments, which do not serve as collateral for the ARC Marriott Hotel Portfolio Loan. Amenities at the Courtyard by Marriott Baltimore Property include a 72-seat Bistro dining/lounge outlet, a Starbucks coffee bar, complimentary WiFi, an indoor swimming pool, fitness center, market and sundry shop, business center and 2,610 sq. ft. of meeting space across five rooms. The unit mix at the Courtyard by Marriott Baltimore Property includes 115 king rooms, 80 double/double rooms and 10 suites. The Courtyard by Marriott Baltimore Property was originally constructed in 2000 and most recently renovated from 2012-2013 for approximately $2.6 million dollars ($12,700 per key). The renovations included updates to the guestrooms, including refurbished bathrooms and new soft goods such as wallpaper, bedding, artwork and drapes, as well as renovations to the lobby, public spaces, meeting rooms and installation of the Bistro restaurant. Onsite parking at the Courtyard by Marriott Baltimore Property is provided via a 365-space parking garage for a ratio of 1.78 spaces per room. A summary of group bookings for the 10 largest accounts at the Courtyard by Marriott Baltimore Property for the last two years and projection for 2014 is presented below.

Courtyard by Marriott Baltimore – Group Bookings(1)
	2014 Projected			2013			2012
Account	Room Nights	ADR	Revenue	Room Nights	ADR	Revenue	Room Nights	ADR	Revenue
Johns Hopkins	2,200	$155	$341,000	1,900	$151	$286,900	2,800	$149	$417,200
Epic	1,600	$175	$280,000	1,800	$169	$304,200	800	$175	$140,000
Laureate	1,500	$174	$261,000	1,450	$170	$246,500	1,963	$164	$321,932
JHU Carey Business School	650	$156	$101,400	500	$155	$77,500	395	$153	$60,238
ETS/Prometric	500	$179	$89,500	475	$174	$82,650	675	$156	$105,300
Vulcan	550	$164	$90,200	500	$159	$79,500	500	$169	$84,500
Exelon	500	$185	$92,500	400	$182	$72,800	350	$175	$61,250
Ernst & Young	300	$189	$56,700	225	$185	$41,625	180	$182	$32,760
Pearson	225	$189	$42,525	200	$185	$37,000	100	$165	$16,500
Morgan Stanley	250	$189	$47,250	200	$185	$37,000	250	$182	$45,500
Total / Wtd. Avg.	8,275	$169	$1,402,075	7,650	$165	$1,265,675	8,013	$160	$1,285,180
(1)	As provided by borrower.

The Courtyard by Marriott Providence Property is a 7-story, 216-room limited service hotel located at 32 Exchange Terrace in downtown Providence, Rhode Island, in close proximity to major demand generators such as the Rhode Island Convention Center, Providence Plaza Mall and the Dunkin Donuts Center. Amenities at the Courtyard by Marriott Providence Property include a 90-seat Bistro dining/lounge outlet, a Starbucks coffee bar, complimentary WiFi, an indoor swimming pool, fitness center, market and sundry shop, business center and 3,500 sq. ft. of meeting space across four rooms. Guestroom amenities include 32” flat screen televisions, work desk and chair, pull-out sofa beds, mini fridge and wet-bar, and microwaves upon request. The unit mix at the Courtyard by Marriott Providence Property includes 132 king rooms, 72 queen/queen rooms and 12 suites. The Courtyard by Marriott Providence Property was originally constructed in 2000 and most recently renovated from 2012-2013 for approximately $856,250 ($3,964 per key). The renovations included updates to the lobby, front desk and the addition of the Bistro restaurant. A summary of group bookings for the 14 largest accounts at the Courtyard by Marriott Providence Property for the last two years and a projection for 2014 is presented in the subsequent chart.

The Courtyard by Marriott Providence Property is built above an above ground parking garage.  The parking garage and the land on which the parking garage and the Courtyard by Marriott Providence Property are situated are not part of the collateral for the ARC Marriott Hotel Portfolio Loan.  Only the borrowers’ fee simple interest in the airspace parcel above the parking garage serves as collateral for the ARC Marriott Hotel Portfolio Loan.  There is a reciprocal easement agreement in place which provides for access, structural support, and maintenance obligations for the borrowers and the owner of the parking garage.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

Courtyard by Marriott Providence – Group Bookings(1)
	2014 Projected			2013			2012
Account	Room Nights	ADR	Revenue	Room Nights	ADR	Revenue	Room Nights	ADR	Revenue
IBM	850	$119	$83,300	850	$113	$96,050	795	$103	$81,885
Fidelity Investments	800	$147	$117,600	700	$145	$101,500	370	$141	$52,170
Computer Sciences Corporation	150	$134	$20,100	730	$132	$96,360	1428	$129	$184,212
Bank Of America	750	$124	$93,000	720	$119	$85,680	482	$119	$57,358
RBS Citizens Bank	750	$134	$100,500	680	$126	$85,680	483	$119	$57,477
Boston Consulting	800	$150	$120,000	750	$150	$114,000	0	$0	$0
GTECH	800	$141	$112,800	600	$141	$84,600	460	$139	$63,940
CVS Pharmacy	650	$137	$89,050	600	$133	$79,800	442	$128	$56,576
Minor League Baseball	0	$0	$0	1643	$81	$133,083	1976	$79	$156,104
Fidelity Investments Group	375	$139	$52,125	333	$135	$44,927	0	$0	$0
Corvias Military Living	350	$140	$49,000	289	$139	$40,171	0	$0	$0
SRO Entertainment	300	$112	$33,600	292	$111	$32,412	532	$110	$58,520
JLC Live	290	$133	$38,280	271	$129	$34,959	268	$129	$34,572
Taco	200	$147	$29,400	150	$145	$21,750	189	$145	$27,405
Total / Wtd. Avg.	7,065	$135	$938,755	8,608	$122	$1,050,972	7,425	$112	$830,219
(1)	As provided by borrower.

Environmental Matters. The Phase I environmental reports dated February 17, 2014 and February 18, 2014 recommended no further action at the ARC Marriott Hotel Portfolio Properties.

The Market.   The Courtyard by Marriott Baltimore Property is located in the Harbor East neighborhood of the Inner Harbor area of Baltimore. Access to the hotel via car is provided by Interstates 83, 395 and 95, and the property is also easily accessible via the Maryland MTA bus services. Inner Harbor is located approximately 2 miles south of Baltimore Pennsylvania Station, which provides rail service via Amtrak and bus service via numerous lines including Greyhound and Bolt Bus. Additionally, the Baltimore/Washington International Thurgood Marshall Airport (“BWI”) is located approximately 10 miles southwest of the subject. Harbor East has become a leading destination in the Baltimore area for national employers, local residents and visitors. As of Q1 2014, Harbor East encompasses approximately 5.5 million sq. ft. of mixed use development along the waterfront. The area around the hotel has developed into a pedestrian-friendly neighborhood, with modern residential apartments, hotels, offices, branded retail and dining outlets.

The demand segmentation for the Courtyard by Marriott Baltimore Property consists of 60% commercial, 15% meeting and group and 25% leisure demand, in line with the competitive set. Commercial demand within the immediate Harbor East neighborhood is driven by the presence of companies including Laureate, Morgan Stanley, Johns Hopkins Medicine, Oppenheimer & Co., Anthem Energy, Hogan Lovells, and the global headquarters for Legg Mason. Popular tourist attractions in the Inner Harbor area and neighboring areas include the Maryland Science Center, the Baltimore Maritime museum, Camden Yards and M&T Stadium. The primary competitive set for the Courtyard by Marriott Baltimore Property consists of four hotels which collectively contain an aggregate of 553 rooms, which are presented in the below chart.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
Courtyard by Marriott Baltimore Property	205	2000	2,610	68.5%	$172.58	$118.18
Fairfield Inn & Suites Baltimore Downtown Inner Harbor	155	2009	2,542	75%	$135.00	$101.25
Hampton Inn & Suites Baltimore Inner Harbor	116	2004	931	77%	$155.00	$119.35
Hilton Garden Inn Baltimore Inner Harbor	183	2007	2,000	73%	$165.00	$120.45
SpringHill Suites Baltimore Inner Harbor	99	2007	500	77%	$145.00	$111.65
(1)	Source: Appraisal and hospitality research report

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

The Courtyard by Marriott Providence Property is located in downtown Providence, Rhode Island. Access to the hotel via car is provided by Memorial Boulevard in downtown Providence, and the property is also accessible via public transit through Rhode Island Public Transit Authority (“RIPTA”), which operates a system of trolleys available throughout the city and the InterLink system. InterLink is directly connected to T.F. Green Airport, located 9 miles to the south of Providence. Other modes of transportation available include Amtrak and bus service via the Greyhound and Peter Pan bus lines at Kennedy Plaza in downtown Providence.

The demand segmentation for the Courtyard by Marriott Providence Property consists of 50% commercial, 35% meeting and group and 15% leisure demand, in line with the competitive set. Commercial demand within downtown Providence is driven as a result of Providence’s position as the economic hub of the southern New England region. Several nationally and globally known companies are based in providence, including GTECH Corporation, Citizens Bank, Textron, Gilbane Inc. and RDW Group. Other organizations with a substantial presence in the area include Bank of America, Verizon and Boston Consulting Group. Meeting and group demand is driven by the hotel’s close proximity to the Dunkin Donuts Center and Rhode Island Convention Center, as well as by groups traveling to and from one of the area’s colleges, which include Brown University, Johnson & Wales and Providence College, among others. Providence’s historic nature draws visitors from destinations within driving distance, such as Boston and New York, and other leisure attractions include Providence Children’s Museum, Roger Williams Park Zoo and the Providence Place Mall. The primary competitive set for the Courtyard by Marriott Providence Property consists of four hotels which collectively contain an aggregate of 1,053 rooms, which are presented in the below chart.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
Courtyard by Marriott Providence Property	216	2000	3,500	78.8%	$135.80	$106.95
Hilton Providence	274	1969	8,500	73%	$135.00	$98.55
Marriott Providence Downtown	351	1975	11,000	75%	$145.00	$108.75
Providence Biltmore Hotel	292	1922	19,000	65%	$125.00	$81.25
Wyndham Garden Hotel Providence India Point	136	1989	2,000	62%	$110.00	$68.20
(1)	Source: Appraisal and hospitality research report

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 1/31/2014	U/W	U/W per Room
Occupancy	72.3%	73.5%	74.5%	74.8%	74.8%
ADR	$138.92	$143.00	$150.94	$151.42	$151.42
RevPAR	$100.48	$105.17	$112.42	$113.27	$113.27

Room Revenue	$15,440,885	$16,161,209	$17,274,562	$17,405,956	$17,405,956	$41,344
F&B Revenue	1,386,850	1,406,140	1,195,077	1,250,337	1,358,544	3,227
Other Revenue	228,400	168,821	147,222	150,736	150,736	358
Total Revenue	$17,056,135	$17,736,170	$18,616,861	$18,807,029	$18,915,236	$44,929
Operating Expenses	4,055,239	4,361,352	4,794,142	4,804,858	4,833,582	11,481
Undistributed Expenses	4,960,868	4,952,382	5,288,281	5,314,295	5,314,295	12,623
Gross Operating Profit	$8,040,028	$8,422,436	$8,534,438	$8,687,876	$8,767,359	$20,825
Total Fixed Charges	2,770,128	2,454,873	2,685,713	2,709,179	2,674,674	6,353
Net Operating Income	$5,269,900	$5,967,563	$5,848,725	$5,978,697	$6,092,685	$14,472
FF&E	512,000	532,000	551,000	560,000	756,609	1,797
Net Cash Flow	$4,757,900	$5,435,563	$5,297,725	$5,418,697	$5,336,075	$12,675

Property Management.    The ARC Marriott Hotel Portfolio Properties are managed by Crestline Hotels & Resorts, LLC, under a sub-management agreement with American Realty Capital Hospitality Properties, LLC. Both Crestline Hotels & Resorts, LLC, which is partially owned by AR Capital, and American Realty Capital Hospitality Properties, LLC are borrower affiliates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

Lockbox / Cash Management.    The ARC Marriott Hotel Portfolio Loan is structured with a hard lockbox and in place cash management. All credit card receipts shall be deposited by credit card processing companies directly into the clearing account controlled by the lender, and all non-credit card receipts are required to be deposited into the clearing account by the borrowers within three business days of receipt. All funds in the clearing account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or upon the commencement of a Low Debt Service Period. A “Low Debt Service Period” will commence if at the end of any calendar quarter the debt service coverage ratio is less than 1.40x, and will end if the debt service coverage ratio is at least 1.45x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $619,028 into a tax reserve account and (ii) $1,775,000 into a PIP reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $167,606, into a tax reserve account and (ii) 4.0% of the prior month’s gross revenues into a monthly FF&E reserve account. The borrowers will also be required to deposit 1/12 of the annual insurance premiums into an insurance reserve on a monthly basis if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Other Unsecured Debt of the Sponsor.   In connection with its acquisition of the ARC Marriott Hotel Portfolio Properties, and certain other interests in other properties, the sponsor has outstanding unsecured promissory notes in the aggregate original principal amount of $63,074,057 payable to the seller of the ARC Marriott Hotel Portfolio Properties (the “Subordinate Debt”), which are subject to a subordination and standstill agreement providing no enforcement rights for the benefit of the seller prior to the Trigger Date (hereinafter defined). The unsecured promissory notes are required to be repaid by the sponsor within 10 business days after the sponsor raises common equity in an aggregate amount equal to at least $150,000,000 (such date, the “Trigger Date”).

Partial Release.   After the prepayment lockout expiration date, the borrowers may in conjunction with an arm’s length sale to an unrelated third party (or any proposed purchaser that (y) does not own, directly or indirectly, 10% or more of the direct or indirect equity interests in any borrower or guarantor and (z) is not otherwise an affiliate of any borrower or guarantor), obtain the release of either the Courtyard by Marriott Baltimore Property or the Courtyard by Marriott Providence Property, provided, among other things set forth in the ARC Marriott Hotel Portfolio Loan documents, (i) the debt service coverage ratio after giving effect to such release is no less than the greater of (a) the debt service coverage ratio immediately preceding such sale and (b) 2.69x, (ii) the LTV ratio after giving effect to such release is no more than the lesser of (a) the LTV ratio immediately preceding such sale and (b) 59.5%, (iii) the borrowers provide defeasance collateral in an amount equal to the greater of (a) 100% of the net sales proceeds with respect to such released property and (b) 115% of the allocated loan amount for such property and (iv) no event of default under the ARC Marriott Hotel Portfolio Loan documents has occurred and is continuing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Maryland and Rhode Island	Collateral Asset Summary – Loan No. 5 ARC Marriott Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,500,000 59.5% 2.69x 13.4%

WESTSIDE
HISTORIC JONESTOWN
LITTLE ITALY
FELLS POINT
CITY CENTER
Baltimore
Inner Harbor
HARBOR EAST
OTTERBEIN
CAMDEN YARDS
INNER HARBOR
HARBOR POINT
Patapsco River
CHARM CIRCULATOR
METRO
Baltimore Maritime Museum

Providence
Station Park
Providence Place
GTECH Corporation
Rhode Island Convention Center
Dunkin' Donuts Center
Burnside Park
Memorial Park
Woonasquatucket River
CARTIFACT

ARC MARRIOTT HOTEL PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Courtyard by Marriott Baltimore	1000 Aliceanna Street	Baltimore	MD	21202
2	Courtyard by Marriott Providence	32 Exchange Terrace	Providence	RI	02903

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Stephen T. Conley, Jr.; Jeffrey Eisenberg
Borrower:	Mountain View Holdings, LP; Sunnyvale Holdings, LP
Original Balance:	$37,000,000
Cut-off Date Balance:	$37,000,000
% by Initial UPB:	3.1%
Interest Rate:	4.8900%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$97,333	$24,333
Insurance:	$0	Springing
FF&E:	$0	1/12 of 4.0% of annual gross income
Required Repairs:	$50,396	NAP
Other(3):	$80,000	NAP

Financial Information
Cut-off Date Balance / Room:	$123,746
Balloon Balance / Room:	$106,778
Cut-off Date LTV:	64.1%
Balloon LTV:	55.3%
Underwritten NOI DSCR(4):	1.89x
Underwritten NCF DSCR(4):	1.69x
Underwritten NOI Debt Yield:	12.0%
Underwritten NCF Debt Yield:	10.8%
Underwritten NOI Debt Yield at Balloon:	14.0%
Underwritten NCF Debt Yield at Balloon:	12.5%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Sunnyvale & Mountain View, California
Year Built / Renovated:	1977, 1984 / 2014
Total Rooms:	299
Property Management:	Joie de Vivre Hospitality, LLC
Underwritten NOI:	$4,456,873
Underwritten NCF:	$3,985,234
Appraised Value:	$57,700,000
Appraisal Date:	March 11, 2014

Historical NOI(5)
Most Recent NOI:	$4,539,746 (T-12 March 31, 2014)
2013 NOI:	$4,157,165 (December 31, 2013)
2012 NOI:	$3,683,750 (December 31, 2012)
2011 NOI:	$2,811,678 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	76.7% (March 31, 2014)
2013 Occupancy:	74.3% (December 31, 2013)
2012 Occupancy:	74.1% (December 31, 2012)
2011 Occupancy:	68.8% (December 31, 2011)
(1)	Partial Release is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The other reserve is for Zoning Protection Insurance (“ZPI”). See “Initial Reserves” herein.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.43x and 2.17x, respectively.
(5)
From 2011 to T-12 February 2014, as provided by the hospitality research reports, the portfolio RevPAR grew approximately 42.7% while the competitive set grew approximately 33.3%. Additionally the Silicon Valley Hotel Portfolio Properties are currently undergoing an approximately $1.4 million renovation (approximately $4,565 per room).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

Property Summary
Property	Location	# of Rooms	Year Built / Renovated	Allocated Loan Amount	Allocated Loan %	Appraised Value	Occupancy(1)
Wild Palms Hotel	Sunnyvale, CA	208	1977 / 2014	$21,225,000	57.4%	$33,100,000	73.9%
Hotel Avante	Mountain View, CA	91	1984 / 2014	$15,775,000	42.6%	$24,600,000	83.2%
Total / Wtd. Avg.		299		$37,000,000	100.0%	$57,700,000	76.7%
(1)	Occupancy based on the borrowers’ operating statements as of March 31, 2014.

Historical Occupancy, ADR, RevPAR(1)
	2012			2013			T-12 3/31/2014
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Wild Palms Hotel	71.5%	$102.07	$72.93	71.0%	$117.72	$83.61	73.9%	$119.74	$88.43
Hotel Avante	80.3%	$167.14	$134.18	81.8%	$174.27	$142.52	83.2%	$177.09	$147.27
Total / Wtd. Avg.	74.1%	$121.87	$91.57	74.3%	$134.93	$101.54	76.7%	$137.20	$106.34
(1)	Source: borrower provided operating statements

The Loan.    The Silicon Valley Hotel Portfolio loan (the “Silicon Valley Hotel Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in two limited service hotel properties located in Sunnyvale, California and Mountain View, California (the “Silicon Valley Hotel Portfolio Properties”)  with an original principal balance of $37.0 million. The Silicon Valley Hotel Portfolio Loan has a 10-year term and amortizes on a 30-year schedule after an initial 24 month interest only period.  The Silicon Valley Hotel Portfolio Loan accrues interest at a fixed rate equal to 4.8900% and has a cut-off date balance of $37.0 million.  Loan proceeds were used to retire existing debt of approximately $31.4 million, fund upfront reserves, pay closing costs and return approximately $5.0 million of equity to the sponsors. Based on the appraised value of $57.7 million as of March 11, 2014, the cut-off date LTV is 64.1% with remaining implied equity of $20.7 million.  The most recent financing of the Silicon Valley Hotel Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$37,000,000	100.0%	Loan Payoff	$31,376,175	84.8%
			Reserves	$227,729	0.6%
			Closing Costs	$426,269	1.2%
			Return of Equity	$4,969,827	13.4%
Total Sources	$37,000,000	100.0%	Total Uses	$37,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Mountain View Holdings, LP and Sunnyvale Holdings, LP are each Delaware limited partnerships structured to be bankruptcy-remote, each with two independent directors in their organizational structures. The sponsors of the borrowers and the nonrecourse carveout guarantors are Stephen T. Conley, Jr and Jeffrey Eisenberg.

Stephen T. Conley, Jr. is the founder and former CEO of Joie de Vivre Hospitality, LLC, a manager and owner of boutique hotels. During his 24 years as CEO, Joie de Vivre Hospitality, LLC grew to become the largest boutique hotel company in the United States. Mr. Conley was honored in 2012 with the Pioneer Award by the International Society of Hospitality Consultants, which recognizes individuals making an outstanding contribution, achievement and or improvement in the hospitality industry.

Jeffrey Eisenberg is the founder and CEO of Eisenberg Partners, LLC. Eisenberg Partners, LLC currently owns a portfolio of six boutique hotels in San Francisco and the surrounding area. Mr. Eisenberg was previously a Partner at AREA Property Partners, a leading global alternative asset manager with approximately $74.0 billion of assets under management. Prior to joining AREA Property Partners, he was a Partner and Managing Director in the Acquisitions Group of Starwood Capital Group, where he originated and completed several transactions ranging from $375-$600 million in size.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

The Properties.  The Silicon Valley Hotel Portfolio Properties consist of two limited service hotel properties totaling 299 rooms. The Wild Palms Hotel property is located in Sunnyvale, California while the Hotel Avante property is located in Mountain View, California.  The Wild Palms Hotel property was built in 1977 and currently undergoing renovation, while the Hotel Avante property was built in 1984 and is also currently undergoing renovation.  The Silicon Valley Hotel Portfolio Properties were acquired by the sponsors in 2000. The Wild Palms Hotel property was purchased for approximately $15.5 million and the Hotel Avante property was purchased for approximately $7.7 million, for a total of approximately $23.2 million. Subsequent to the acquisition, the borrowers invested approximately $6.8 million and $1.9 million into the Wild Palms Hotel property and the Hotel Avante property, respectively, to renovate and reposition the Silicon Valley Hotel Portfolio Properties to a Joie de Vivre Hospitality, LLC brand.

The Silicon Valley Hotel Portfolio Properties are located in close proximity to El Camino Real which is one of Silicon Valley’s primary thoroughfares and runs from San Francisco south to the California border. Each guest room at both hotels include LCD television, iPad docking station with alarm clock, high speed internet access, a mini refrigerator, Sleep Number Beds and a work desk. The Silicon Valley Hotel Portfolio Properties also include corporate meeting space, a full-service business center, fitness center, complimentary breakfast, an outdoor pool, laundry and dry cleaning.

Wild Palms Hotel - The Wild Palms Hotel is a 208 room limited service hotel in Sunnyvale, California. The room mix consists of five different room types, with the rooms averaging approximately 397 sq. ft. The ADR at the Wild Palms Hotel property has increased 32.9% from year end 2011 to its current ADR as of March 31, 2014 of $119.74, while the RevPAR and occupancy have increased 54.8% to $88.43 and 16.5% to 73.9% respectively. Currently the Wild Palms Hotel property is undergoing a renovation of approximately $500,000 to install new carpet in common areas and guest rooms, as well as replacement of soft goods in the guest rooms. Since 2011 and including the current renovation, the borrower has invested over $900,000 (approximately $4,394 per room) into upgrades at the Wild Palms Hotel property.

The Wild Palms Hotel property realizes 71.2% of its occupied room nights from corporate clients, which accounts for 67.9% of the revenue at the Wild Palms Hotel property for fiscal year 2013. Corporate clients at the property include large public companies such as Google, Yahoo!, HP, Apple, Juniper Networks and Amazon. The remaining demand segmentation consists of transient (18.4%) and groups (10.4%).

Hotel Avante - The Hotel Avante is a 91 room limited service hotel in Mountain View, California. The room mix consists of six different room types, with the rooms averaging approximately 442 sq. ft. The ADR at the Hotel Avante property has increased 15.1% from year end 2011 to its current ADR as of March 31, 2014 of $177.09, while the RevPAR and occupancy have increased 18.0% to $147.27 and 2.6% to 83.2% respectively. Currently the Hotel Avante property is undergoing a renovation of approximately $865,000 to install new carpet in common area and guest rooms, as well as replacement of all case and soft goods in the guest rooms. Since 2011 and including the current renovation, the borrower has invested over $1.1 million (approximately $12,472 per room) into upgrades at the Hotel Avante property.

The Hotel Avante property realizes 78.7% of its occupied room nights from corporate clients, which results in 76.8% of the revenue at the Hotel Avante property for fiscal year 2013. Corporate clients at the property include large public companies such as Google, Intuit, Symantec, LinkedIn, Microsoft, Yahoo and AOL. The remaining demand segmentation consists of transient (12.4%) and groups (8.9%).

The chart below depicts the top 10 corporate accounts at the Hotel Avante property and the Wild Palms Hotel property.

Top Corporate Accounts(1)
Wild Palms Hotel					Hotel Avante
Rank	Client	# of Nights	% of Total Nights	ADR	Rank	Client	# of Nights	% of Total Nights	ADR
1	Google	5,644	7.4%	$112.00	1	Google	5,644	17.0%	$189.00
2	Yahoo!	2,657	3.5%	$109.00	2	Intuit	2,296	6.9%	$185.00
3	HP	1,609	2.1%	$99.00	3	Google Recruiting	2,020	6.1%	$189.00
4	Apple	1,286	1.7%	$119.00	4	Symantec	847	2.6%	$192.00
5	Ooyala	1,205	1.6%	$109.00	5	LinkedIn	568	1.7%	$199.00
6	Juniper Networks	964	1.3%	$119.00	6	Mozilla	238	0.7%	$199.00
7	Amazon	741	1.0%	$104.00	7	Microsoft	293	0.9%	$157.00
8	NetApp	658	0.9%	$109.00	8	Yahoo	153	0.5%	$189.00
9	Arista Networks	613	0.8%	$109.00	9	AOL	138	0.4%	$189.00
10	Broadcom	555	0.7%	$115.00	10	Neustar	101	0.3%	$209.00
(1)    Source: borrower provided information for year end 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

Environmental Matters. The Phase I environmental reports dated March 21, 2014 recommended no further action at the Silicon Valley Hotel Portfolio Properties except for the development and implementation of Asbestos Operation and Maintenance Plans at the Silicon Valley Hotel Portfolio Properties, which are already in place.

The Market. The Silicon Valley Hotel Portfolio Properties consist of the Avante Hotel property located in Mountain View, California and the Wild Palms Hotel property located in Sunnyvale, California. The Silicon Valley Hotel Portfolio Properties are located approximately three miles apart in Santa Clara County, in the center of Silicon Valley. The Silicon Valley Hotel Portfolio Properties are centrally located in close proximity to El Camino Real, which serves as Silicon Valley’s primary thoroughfare. The Silicon Valley Hotel Portfolio Properties are located on the San Francisco Peninsula, 10 miles northwest of downtown San Jose and 40 miles south of San Francisco. Santa Clara County is served by several major freeways including Interstates 280, 680, and 880, and Highways 85, 87, 101 and 237, providing access to San Jose, San Francisco and Los Angeles. The Silicon Valley Hotel Portfolio Properties are both less than eight miles from the San Jose International Airport.

Silicon Valley is home to 14 Fortune 500 technology firms, seven of which are in the Fortune 100, including Cisco, Apple, Google, Hewlett-Packard, Oracle, Intel, Symantec, eBay, and Yahoo. The portfolio’s largest corporate accounts include Yahoo!, Google and Symantec, which are all located within five miles of each property. In addition, other major companies with national or regional headquarters located near the properties include: Lockheed Martin (5.0 miles), Honeywell (5.0 miles) and Northrop Grumman (3.0 miles).

Wild Palms Hotel - The Wild Palms Hotel property is located in Sunnyvale, California, which as of 2012 had a total population of 146,200 with a median household income of $96,884. The competitive set for the Wild Palms Hotel property consists of seven hotels totaling 817 rooms, within six miles of the Wild Palms Hotel property. The Wild Palms Hotel property competes with hotels located in Sunnyvale, Santa Clara and San Jose. The competitive hotels are generally midscale properties, accommodating primarily commercial demand. The local competitive set includes hotels such as Maple Tree Inn Sunnyvale, Country Inn & Suites Sunnyvale, Holiday Inn Express & Suites Santa Clara Silicon Valley, Quality Inn & Suites Sunnyvale and Quality Inn Sunnyvale Civic Center. As of March 31, 2014, the Wild Palms Hotel property was reported as having occupancy, ADR and RevPAR of 73.9%, $119.74 and $88.43, respectively.

Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Wild Palms Hotel			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2014	73.7%	$119.61	$88.17	73.4%	$116.02	$85.21	100.4%	103.1%	103.5%
2013	72.1%	$118.04	$85.10	73.9%	$113.23	$83.64	97.6%	104.2%	101.7%
2012	72.4%	$102.56	$74.28	70.4%	$102.91	$72.44	102.8%	99.7%	102.5%
2011	62.8%	$91.06	$57.22	65.8%	$95.79	$63.07	95.4%	95.1%	90.7%
(1)	Source: Hospitality research reports

Hotel Avante - The Hotel Avante property is located in Mountain View, California, which as of 2012 had a total population of 76,600 with a median household income of $92,987, approximately 63.0% above the national average. The competitive set for the Hotel Avante property consists of five hotels totaling 731 rooms, within four miles of the Hotel Avante property. The Hotel Avante property competes with hotels located in Mountain View, Palo Alto and Los Altos. The competitive hotels are a combination of midscale and extended-stay properties, accommodating primarily commercial demand. The local competitive set includes hotels such as Hilton Garden Inn Mountain View, Residence Inn Palo Alto Los Altos, Crowne Plaza Palo Alto and Dinah’s Garden Hotel Palo Alto. As of March 31, 2014, the Hotel Avante property was reported as having occupancy, ADR and RevPAR of 83.2%, $177.09 and $147.27, respectively.

Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Hotel Avante			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2014	81.8%	$177.71	$145.34	81.7%	$199.08	$162.67	100.1%	89.3%	89.3%
2013	81.2%	$175.40	$142.41	81.1%	$195.33	$158.48	100.1%	89.8%	89.9%
2012	79.6%	$168.36	$133.95	80.4%	$177.39	$142.55	99.0%	94.9%	94.0%
2011	80.2%	$155.51	$124.76	78.0%	$161.35	$125.84	102.8%	96.4%	99.1%
(1)	Source: Hospitality research reports

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2012	2013	T-12 3/31/2014	U/W	U/W per Room
Occupancy	68.8%	74.1%	74.3%	76.7%	73.0%
ADR	$113.00	$123.51	$136.67	$138.67	$145.18
RevPAR	$77.71	$91.57	$101.54	$106.34	$106.05

Room Revenue	$8,481,263	$10,020,735	$11,081,196	$11,605,093	$11,573,623	$38,708
F&B Revenue	95,150	$97,909	116,553	117,634	111,876	374
Other Revenue	52,336	89,528	89,633	110,292	105,470	353
Total Revenue	$8,628,749	$10,208,172	$11,287,381	$11,833,018	$11,790,969	$39,435
Operating Expenses	2,883,913	3,208,808	3,387,066	3,454,657	3,438,173	11,499
Undistributed Expenses(2)	2,933,158	3,315,613	3,743,150	3,838,616	3,895,922	13,030
Net Operating Income	$2,811,678	$3,683,750	$4,157,165	$4,539,746	$4,456,873	$14,906
FF&E(3)	345,150	408,327	451,495	473,321	471,639	1,577
Net Cash Flow(4)	$2,466,528	$3,275,423	$3,705,670	$4,066,425	$3,985,234	$13,329
(1)	All fields in the Cash Flow Analysis represent all 299 rooms at both the Wild Palms Hotel property and the Hotel Avante property.
(2)	The Silicon Valley Hotel Portfolio Properties do not have a franchise agreement or associated fee. The aggregate U/W marketing and management expenses total 11.6% of gross revenue.
(3)	An FF&E reserve of 4.0% of total revenue was applied to each of the historical cash flows and the U/W cash flow.
(4)
From 2011 to T-12 February 2014, as provided by the hospitality research reports, the portfolio RevPAR grew approximately 42.7% while the competitive set grew approximately 33.3%. Additionally the Silicon Valley Hotel Portfolio Properties are currently undergoing an approximately $1.4 million renovation (approximately $4,565 per room).

Property Management.    The Silicon Valley Hotel Portfolio Properties are managed by Joie de Vivre Hospitality, LLC. Joie de Vivre Hospitality, LLC, which was founded in 1987 by Stephen T. Conley, Jr. (one of the sponsors of the Silicon Valley Hotel Portfolio Loan) and represents California’s largest boutique hotel collection. Currently, Joie de Vivre Hospitality, LLC manages over 30 hotels in 19 cities.

Lockbox / Cash Management.    The Silicon Valley Hotel Portfolio Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default or (ii) the failure by the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.10x until the debt service coverage ratio is at least equal to 1.15x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $97,333 into a tax reserve account, (ii) $50,396 into a required repairs reserve account and (iii) $80,000 into a Zoning Protection Insurance (“ZPI”) reserve account.

The ZPI reserve account was established to enable the lender to purchase zoning protection insurance in the event the borrowers do not obtain a conditional use permit (as required in connection with the rebuilding of the Hotel Avante property in the event of a significant casualty) by April 17, 2015.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $24,333, into a tax reserve account and (ii) 1/12 of 4.0% of annual gross income as determined by lender, which currently equates to $38,777, into an FF&E reserve account. Additionally, the borrowers will be required to deposit monthly insurance reserves upon (i) an event of default, (ii) the failure by the borrowers to maintain an acceptable blanket insurance policy, (iii) the failure by the borrowers to pay annual insurance premiums in advance or (iv) the failure by the borrowers to provide evidence of a renewal policy two days prior to its then current expiration date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

Partial Release.  After the expiration of the prepayment lockout period and in connection with an arm’s length sale to an independent third party, the borrower may obtain the release of either property  provided that, among other things, the loan is partially defeased in an aggregate amount equal to the greatest of (i) 90.0% of the net sales proceeds of the released property, (ii) $21,050,000 for the Hotel Avante property (133.4% of the allocated loan amount), (iii) $23,350,000 for the Wild Palms Hotel property (110.0% of the allocated loan amount) and (iv) the amount necessary to satisfy (a) a NCF debt yield, after giving effect to such release, equal to or exceeding the greater of 11.0% and the NCF debt yield immediately prior to such release, (b) an LTV ratio, after giving effect to such release, that is less than or equal to the lesser of 64.1% and the LTV ratio immediately prior to such release and (iii) a DSCR, after giving effect to such release, that is equal to or exceeding the greater of 1.74x and the DSCR immediately prior to such release. Notwithstanding the foregoing, the borrowers are prohibited from obtaining the release of the Wild Palms Hotel property if a casualty of the Hotel Avante property has occurred (i) before April 17, 2015 or (ii) prior to the borrower obtaining a conditional use permit or lender obtaining zoning protection insurance.

New Construction. The borrowers may construct a free standing conference center on the Wild Palms Hotel property provided, among other things, (i) the cost does not exceed $2,000,000, (ii) the borrowers provide lender with a construction budget, construction schedule and plans and specifications, (iii) the borrowers post with lender a letter of credit or completion bond in an amount equal to 115% of the construction budget, (iv) the construction will not materially and adversely affect the Wild Palms Hotel property including the income from such property and the borrowers’ ability to satisfy the debt service and (v) construction must be completed within two years of commencement and at least 12 months prior to the maturity date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sunnyvale, California Mountain View, California	Collateral Asset Summary – Loan No. 6 Silicon Valley Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,000,000 64.1% 1.69x 12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Irwin Ackerman
Borrower:	Acklinis Yonkers Realty, LLC
Original Balance:	$37,000,000
Cut-off Date Balance:	$36,900,961
% by Initial UPB:	3.1%
Interest Rate:	4.1635%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	240 months
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement(2):	$0	$7,282
Required Repairs(3):	$104,664	NAP
Recent Leasing(4):	$360,000	$0
Other:	$82,500	$834
Ground Rent:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$84
Balloon Balance / Sq. Ft.:	$52
Cut-off Date LTV:	49.2%
Balloon LTV:	30.0%
Underwritten NOI DSCR:	1.72x
Underwritten NCF DSCR:	1.60x
Underwritten NOI Debt Yield:	12.7%
Underwritten NCF Debt Yield:	11.8%
Underwritten NOI Debt Yield at Balloon:	20.8%
Underwritten NCF Debt Yield at Balloon:	19.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral(5):	Leasehold
Location:	Yonkers, NY
Year Built / Renovated:	1953, 1968 / 2005
Total Sq. Ft.:	436,906
Property Management:	Ackerman Property Management, L.L.C.
Underwritten NOI:	$4,684,364
Underwritten NCF:	$4,365,015
Appraised Value:	$75,000,000
Appraisal Date:	February 27, 2014

Historical NOI(6)
Most Recent NOI:	$5,600,869 (T-12 January 31, 2014)
2013 NOI:	$6,009,814 (December 31, 2013)
2012 NOI:	$5,272,568 (December 31, 2012)
2011 NOI:	$6,012,749 (December 31, 2011)

Historical Occupancy(6)
Most Recent Occupancy(7):	99.5% (March 5, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	93.2% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Subject to a cap of $150,000.
(3)	Required Repairs represents 125.0% of the immediate required repairs identified by the property condition report including asphalt pavement, sidewalk and ramp repair and roof repair.
(4)	Recent Leasing reserve includes $300,000 for owed tenant improvements and $60,000 of free rent outstanding under the Alamo Drafthouse Cinema lease.
(5)	The Yonkers Gateway Center Property is subject to a ground lease expiring May 31, 2060. See “Ground Lease” herein.
(6)
The decrease in Historical NOI and Historical Occupancy from 2011 to 2012 was primarily due to four tenants that vacated their spaces in 2012, resulting in occupancy decreasing from 100.0% in 2011 to 93.2% in 2012.  All vacant spaces were re-tenanted in 2012 and 2013 resulting in occupancy increasing to 100.0% for 2013.  The decrease in NOI from 2013 to T-12 January 31, 2014 was primarily the result of a contractual increase in ground rent.  The decrease in NOI from T-12 January 31, 2014 to Underwritten NOI was primarily the result of a renegotiated ground lease resulting in an increase in ground rent and a 5.0% underwritten vacancy.

(7)
Most Recent Occupancy includes one tenant, Ashley Stewart, which filed for bankruptcy protection in March 2014 and has been underwritten as vacant.  The Yonkers Gateway Center Property is currently 98.7% occupied excluding Ashley Stewart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% Total of U/W Base Rent	Lease Expiration

Collateral Anchors
Burlington Coat Factory	NR/B3/NR	196,000(2)	44.9%	$3.00	8.4%	6/29/2034
Pathmark	NR/NR/NR	50,085	11.5%	$14.22	10.1%	3/31/2015(3)
Best Buy	BB-/Baa2/BB	42,226	9.7%	$32.00	19.3%	1/31/2017(4)

Theater
Alamo Drafthouse Cinema	NR/NR/NR	25,596	5.9%	$17.98	6.6%	6/30/2023(5)

Major Tenants
DSW(6)	NR/NR/NR	22,000	5.0%	$33.88	10.6%	11/30/2018(7)
PetSmart	NR/NR/BB+	19,056	4.4%	$25.30	6.9%	1/31/2021(8)
Pier One	NR/NR/NR	11,250	2.6%	$35.00	5.6%	2/28/2023(9)
Subtotal		52,306	12.0%	$30.99	23.1%

In-line Tenants (<10,000 sq. ft.)		68,693	15.7%	$33.26	32.6%
Total Occupied Collateral(10)		434,906	99.5%	$16.14	100.0%

Vacant		2,000	0.5%
Total Collateral		436,906	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Bob’s Discount Furniture of NY, LLC currently subleases 62,930 sq. ft. located on the second level of the Burlington Coat Factory space for $15.89 PSF, which will increase to $18.27 PSF commencing May 1, 2014.  In addition, Starbucks Corporation subleases 1,500 sq. ft. located on the northwest corner of the ground floor level of the Burlington Coat Factory space for $57.50 PSF.

(3)	Pathmark has three, five-year renewal options with nine months prior notice.
(4)	Best Buy has three, five-year renewal options with 13 months prior notice.
(5)	Alamo Drafthouse Cinema has two, five-year renewal options with 12 months prior notice.
(6)	DSW reported 2013 gross sales of $11.7 million, or approximately $534 PSF, 114.5% above DSW’s reported national average sales per store of $249 PSF for the trailing 12 months ended November 2, 2013.
(7)	DSW has two, five-year renewal options with 12 months notice.
(8)	PetSmart has three, five-year year renewal options with approximately six months prior notice.
(9)	Pier One has two, five-year renewal options with approximately nine months prior notice and additional renewal option expiring July 30, 2034 with approximately nine months prior notice.
(10)
Total Occupied Collateral includes one tenant, Ashley Stewart, which filed for bankruptcy protection in March 2014 and has been underwritten as vacant.  The Yonkers Gateway Center Property is currently 98.7% occupied excluding Ashley Stewart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	3,024	0.7%	3,024	0.7%	$22.00	0.9%	0.9%
2015(2)	3	54,245	12.4%	57,269	13.1%	$15.85	12.3%	13.2%
2016	2	7,800	1.8%	65,069	14.9%	$42.76	4.8%	18.0%
2017	6	56,358	12.9%	121,427	27.8%	$34.12	27.4%	45.4%
2018	5	31,933	7.3%	153,360	35.1%	$34.58	15.7%	61.1%
2019	1	2,600	0.6%	155,960	35.7%	$22.00	0.8%	61.9%
2020	1	9,114	2.1%	165,074	37.8%	$38.00	4.9%	66.8%
2021	1	19,056	4.4%	184,130	42.1%	$25.30	6.9%	73.7%
2022(3)	2	11,490	2.6%	195,620	44.8%	$23.46	3.8%	77.5%
2023	3	39,846	9.1%	235,466	53.9%	$23.24	13.2%	90.7%
2024	0	0	0.0%	235,466	53.9%	$0.00	0.0%	90.7%
Thereafter	2	199,440	45.6%	434,906	99.5%	3.26	9.3%	100.0%
Vacant	NAP	2,000	0.5%	436,906	100.0%	NAP	NAP
Total / Wtd. Avg.	27	436,906	100.0%			$16.14	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

(2)	Tenants expiring in 2015 include Pathmark (11.5% of NRA; 10.1% of U/W Base Rent), which is currently 59.4% below the appraiser’s concluded market rent of $35.00 per sq. ft.
(3)
The year 2022 includes one tenant, Ashley Stewart, which filed for bankruptcy protection in March 2014 and has been underwritten as vacant.  The Yonkers Gateway Center Property is currently 98.7% occupied excluding Ashley Stewart.

The Loan.    The Yonkers Gateway Center loan (the “Yonkers Gateway Center Loan”) is a fixed rate loan secured by the borrower’s leasehold interest in a 436,906 sq. ft. anchored retail center located at 2500 Central Park Avenue in Yonkers, New York (the “Yonkers Gateway Center Property”) with an original principal balance of $37.0 million.  The Yonkers Gateway Center Loan has a 10-year term and amortizes on a 20-year schedule.  The Yonkers Gateway Center Loan accrues interest at a rate of 4.1635% and has a cut-off date balance of approximately $36.9 million.  Loan proceeds, along with approximately $1.1 million in equity from the sponsor, were used to retire existing debt of approximately $36.9 million, pay closing costs and fund upfront reserves.  Based on the appraised value of $75.0 million as of February 27, 2014, the cut-off date LTV ratio is 49.2%.  The most recent financing of the Yonkers Gateway Center Property was included in the MSC 2005-HQ6 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$37,000,000	97.2%	Loan Payoff	$36,915,874	96.9%
Sponsor Equity	$1,084,037	2.8%	Closing Costs	$620,998	1.6%
			Reserves	$547,164	1.4%
Total Sources	$38,084,037	100.0%	Total Uses	$38,084,037	100.0%

The Borrower / Sponsor.    The borrower, Acklinis Yonkers Realty, LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower is Irwin Ackerman, a New Jersey based real estate developer who has controlled, managed and developed approximately 1.0 million sq. ft. of commercial properties in New York and New Jersey and has 40 years of real estate experience,  including four anchored retail centers totaling over 1.0 million sq. ft. located throughout New Jersey.  The sponsor purchased the Yonkers Gateway Center Property in 1983.

The Property.    The Yonkers Gateway Center Property is comprised of two multi-tenant buildings and two free-standing buildings totaling 436,906 sq. ft.  The front two-story retail building contains 311,139 sq. ft. and is occupied by Burlington Coat Factory, Best Buy, DSW and a variety of national in-line tenants.  Burlington Coat Factory occupies the first level of the building and subleases the upper level to Bob’s Discount Furniture of NY, LLC, which has two grade level entrances.  The rear building contains 81,115 sq. ft. and is currently occupied by Pathmark and a variety of smaller retail and food service tenants.  The fourth largest tenant, Alamo Drafthouse Cinema, occupies a 25,596 sq. ft. free-standing building located on the northeast corner of the Yonkers Gateway Center Property that was renovated in 2012 and 2013.  The sixth largest tenant, PetSmart, occupies a 19,056 sq. ft. free-standing building located between the front and rear building on the south side of the Yonkers Gateway Center Property that was redeveloped in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Vehicular access to the Yonkers Gateway Center Property is provided by three entrances from Central Park Avenue, which has an average daily traffic count of 50,913.  Additionally, the Yonkers Gateway Center Property contains 1,690 parking spaces.

The Yonkers Gateway Center Property has averaged an occupancy rate of approximately 99.0% since 2000.  Nine tenants comprising 273,456 sq. ft. (62.6% of NRA) have been at the Yonkers Gateway Center Property for more than 20 years, specifically Burlington Coat Factory and Pathmark, which have been the Yonkers Gateway Center Property for 37 years and 29 years, respectively.  Six in-line tenants at the Yonkers Gateway Center Property reported sales for 2013, which yielded weighted average sales of $387 PSF.  Below is a summary of the Yonkers Gateway Center Property annual occupancy since 2004.

Historical Occupancy
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
99.7%	96.3%	98.9%	100.0%	100.0%	100.0%	99.0%	100.0%	93.2%	100.0%

Environmental Matters.    The Phase I environmental report dated March 10, 2014 recommended the continuation of the current semi-annual groundwater monitoring program and vapor extraction system operation already in place at the Yonkers Gateway Center Property in accordance with New York State Department of Environmental Conservation approval and the implementation of an asbestos operations and maintenance plan, which is already in place.  The estimated cost of the semi-annual groundwater monitoring program and the continuation of the vapor extraction system operation is $10,000 per year, which has been underwritten.  See “Ongoing Reserves” herein.

The Market.    The Yonkers Gateway Center Property is located on Central Park Avenue in the city of Yonkers, New York, the primary retail corridor of Westchester County and fourth largest city in New York State.  Yonkers benefits from a diverse network of public transportation including four train stations along the Metro-North line and the Bee-line bus system that travels in and around Yonkers and to White Plains and New York City.  The city contains Westchester’s largest mall, the Cross County Shopping Center, a 1.2 million sq. ft. open-air and enclosed retail center located 4.2 miles south of the Yonkers Gateway Center Property, and an abundance of retail establishments located north and south of the mall.  The Yonkers Gateway Center Property is also located proximate to mid- and high-density residential and retail developments that reside adjacent to main roadways that provide access to the Yonkers Gateway Center Property.

The Yonkers Gateway Center Property is located on Central Park Avenue (Route 100), a densely populated shopping corridor extending north through the cities of Yonkers, Greensburg and White Plains.  It comprises the second greatest concentration of retail development in southern Westchester County with more than 2.5 million sq. ft. of retail development.  At the base of Central Park Avenue is the Yonkers Raceway – Empire City Casino.  The appraiser concluded a trade area encompassing three miles around the Yonkers Gateway Center Property, which contains a 2013 population of 122,038 and a 2013 average household income of $157,507.

The City of Yonkers is located in the Southwest submarket of the Westchester retail market.  As of Q4 2013, the Southwest retail submarket contained a total inventory of approximately 11.5 million sq. ft. with a vacancy rate and quoted asking rental rate of 4.8% and $30.55 PSF, respectively.  The Yonkers Gateway Center Property is 99.5% occupied as of March 5, 2014 with an underwritten base rent of $16.14 PSF. Burlington Coat Factory and Pathmark’s in place rents of $3.00 PSF and $14.22 PSF, respectively, are approximately 70.0% and 59.4%, respectively, below the appraiser’s concluded market rents of $10.00 PSF and $35.00 PSF, respectively.  The chart below summarizes four competitive properties within the appraiser’s concluded competitive set excluding properties below 100,000 sq. ft. and above 1.0 million sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Yonkers Gateway Center Property Competitive Set(1)
Name	Yonkers Gateway Center	Central Plaza Shopping Center	Kohls Shopping Center	Midway Shopping Center	Highridge Plaza

Distance from Subject	NAP	0.2 miles	0.4 miles	0.5 miles	1.9 miles
City, State	Yonkers, NY	Yonkers, NY	Yonkers, NY	Scarsdale, NY	Yonkers, NY
Property Type	Anchored Retail	Neighborhood Center	Community Center	Community Center	Neighborhood Center
Year Built / Renovated	1953, 1968 / 2005	1970 / NAP	1982 / NAP	1958 / 2003	1977 / 1994
Total Occupancy(2)(3)	99.5%	98.5%	100.0%	100.0%	93.1%
Anchor Size (Sq. Ft.)(2)	366,213	177,000	154,591	69,821	41,767
Total Size (Sq. Ft.)(2)	436,906	269,053	154,591	267,400	100,092
Anchor Tenants(2)	Burlington Coat Factory, Pathmark, Best Buy, Alamo Drafthouse Cinema, DSW, PetSmart, Pier One	Barnes & Noble Booksellers, Mandee, Modell’s	Kohl’s, Petco	Shop Rite Supermarket, CVS Pharmacy, Planet Fitness Gym	Pathmark
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated March 5, 2014.
(3)
Total Occupancy includes one tenant, Ashley Stewart, which filed for bankruptcy protection in March 2014 and has been underwritten as vacant.  The Yonkers Gateway Center Property is currently 98.7% occupied excluding Ashley Stewart.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 1/31/2014	U/W	U/W PSF
Base Rent	$6,462,105	$6,167,925	$6,810,441	$6,889,944	$7,018,129	$16.06
Value of Vacant Space	0	0	0	0	44,000	0.10
Gross Potential Rent	$6,462,105	$6,167,925	$6,810,441	$6,889,944	$7,062,129	$16.16
Total Recoveries	3,418,032	2,994,980	3,147,843	3,224,600	3,184,756	7.29
Total Other Income	87,233	71,707	95,031	97,174	95,000	0.22
Less: Vacancy(1)	0	0	0	0	(512,344)	(1.17)
Effective Gross Income	$9,967,370	$9,234,612	$10,053,315	$10,211,718	$9,829,540	$22.50
Total Operating Expenses(2)	3,954,621	3,962,044	4,043,501	4,610,849	5,145,177	11.78
Net Operating Income(3)	$6,012,749	$5,272,568	$6,009,814	$5,600,869	$4,684,364	$10.72
TI/LC	0	0	0	0	230,891	0.53
Capital Expenditures	0	0	0	0	88,458	0.20
Net Cash Flow	$6,012,749	$5,272,568	$6,009,814	$5,600,869	$4,365,015	$9.99

(1)	U/W Vacancy represents 5.0% of Gross Potential Rent and Total Recoveries. The Yonkers Gateway Center Property is 99.5% physically occupied and has maintained an average occupancy of 99.0% since 2000.
(2)
U/W ground rent based on the average ground lease payment over the term of the Yonkers Gateway Center Loan.  In place ground rent is currently $1.8 million per year through December 31, 2023, which increases to $2.4 million per year commencing January 1, 2024.  See “Ground Lease” herein.

(3)
The decrease in Net Operating Income from 2011 to 2012 was primarily due to four tenants that surrendered their spaces in 2012, resulting in occupancy decreasing from 100.0% in 2011 to 93.2% in 2012.  All vacant spaces were re-tenanted in 2012 and 2013 resulting in occupancy increasing to 100.0% for 2013.  The decrease in Net Operating Income from 2013 to T-12 January 31, 2014 was primarily the result of a contractual increase in ground rent.  The decrease in Net Operating Income from T-12 January 31, 2014 to U/W Net Operating Income was primarily the result of a renegotiated ground lease resulting in an increase in ground rent and a 5.0% underwritten vacancy.

Property Management.    The Yonkers Gateway Center Property is managed by Ackerman Property Management, L.L.C., an affiliate of the borrower.

Lockbox / Cash Management.    The Yonkers Gateway Center Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Cash Trap Period (as defined below).

All excess cash will remain in the lender controlled account after the application of cash management and held as additional collateral for the Yonkers Gateway Center Loan during a Cash Trap Period. A “Cash Trap Period” will exist (i) during an event of default under the loan documents, (ii) upon a bankruptcy action of the borrower, principal, guarantor or property manager or (iii) upon the failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Initial Reserves.    At closing, the borrower deposited (i) $104,664 into an immediate repairs reserve, (ii) $300,000 into an Alamo TI reserve for outstanding tenant improvement obligations owed to the Alamo Drafthouse Cinema tenant, (iii) $82,500 into a condemnation insurance reserve account to be used by the borrower to purchase condemnation insurance as required under the ground lease and (iv) $60,000 into a free rent reserve for outstanding free rent owed to the Alamo Drafthouse Cinema tenant.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit (i) $7,282 into a replacement reserve escrow, subject to a cap of $150,000 and (ii) $834 into an environmental monitoring escrow to be used for previously enacted ongoing groundwater monitoring.  Additionally, the borrower will be required to deposit 1/12 of annual real estate taxes, 1/12 of annual insurance premiums and the monthly ground rent due for the following month upon (i) an event of default, (ii) the ground lease is no longer in full force and effect, (iii) with respect only to real estate tax and insurance premium deposits, the borrower is no longer required to pay all taxes or fails to maintain an insurance policy acceptable to lender, (iv) the borrower has not provided evidence of payment prior to each escrow’s required respective delivery date or (v) the commencement of a Cash Trap Period.

Current Mezzanine Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Lease.   There are two parcels of land that comprise the Yonkers Gateway Center Property – Parcel A and Parcel B.  Parcel A is subject to a ground lease with G & C Yonkers Realty, LLC, New York limited liability company (“G & C Yonkers”), an unaffiliated third party (the “Ground Lease”). Parcel B is subject to (i) the Ground Lease and (ii) an over lease between G & C Yonkers, as lessee, and an affiliate of the borrower, as lessor.  Lender has a fee and leasehold mortgage on Parcel B at the Yonkers Gateway Center Property, which mortgage is executed by both the borrower and the borrower-affiliate. The Ground Lease commenced August 1, 1959, was amended March 1, 2014 for an additional 26 year term with no extension options and expires May 31, 2060. The annual ground rent is currently $1.8 million through December 31, 2023.  Annual ground rent will then increase to approximately $2.365 million through December 31, 2033 and reset every ten years thereafter to the greater of fair market value or the minimum guaranteed rent from the previous period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

Site plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Central Park Avenue Yonkers, NY 10710	Collateral Asset Summary – Loan No. 7 Yonkers Gateway Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,900,961 49.2% 1.60x 12.7%

CARTIFACT
Yonkers Gateway Center
2500 Central Park Avenue
Yonkers, NY 10710
Elmsford
White Plains
Ardsley
Dobbs Ferry
Hastings-on-Hudson
Scarsdale
Yonkers
Tuckahoe
Bronxville
New Rochelle
Larchmont
Mt Vernon
Pelham
Riverdale
Hudson River
Long Island Sound
Cross Westchester Expy
Sprainbrook Pkwy
Bronx River Pkwy
Hutchinson River Pkwy
New England Thruway
Ferncliff Cemetery
White Plains Mall
Westchester Mall
Galleria At White Plains
Vernon Hills Shopping Center
Cross County Shopping Center
Yonkers Raceway
St John's Riverside Hospital
St Joseph's Medical Center
New York
Newark
Manhattan
Queens
Brooklyn
Bronx
Hempstead

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Norman Jemal; Douglas Jemal
Borrower(1):	Various
Original Balance:	$35,000,000
Cut-off Date Balance:	$35,000,000
% by Initial UPB:	2.9%
Interest Rate:	4.5160%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2019
Amortization:	Interest only first 12 months; 300 months thereafter
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection(3):	L(24), D(31), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$249,728	$62,432
Insurance:	$17,963	$1,283
Replacement:	$0	$3,977
TI/LC:	$0	$7,648
Required Repairs:	$18,938	NAP
Leasing(5):	$1,626,056	Springing
Initial Common Charge:	$26,322	Springing
Tenant Cash Trap:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$191
Balloon Balance / Sq. Ft.:	$173
Cut-off Date LTV:	65.5%
Balloon LTV:	59.5%
Underwritten NOI DSCR(6):	1.37x
Underwritten NCF DSCR(6):	1.31x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.8%
Underwritten NOI Debt Yield at Balloon:	10.1%
Underwritten NCF Debt Yield at Balloon:	9.7%
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	School / Office / Retail
Collateral:	Fee Simple
Location:	Washington, DC; Bladensburg, MD; Landover, MD
Year Built / Renovated(7):	Various / Various
Total Sq. Ft.:	183,557
Property Management:	Douglas Development Corp.; Michael Management, Inc.
Underwritten NOI:	$3,209,136
Underwritten NCF:	$3,072,302
Appraised Value:	$53,410,000
Appraisal Date:	January 2014

Historical NOI(8)
2013 NOI:	$1,245,884 (December 31, 2013)
2012 NOI:	$1,091,512 (December 31, 2012)
2011 NOI:	$815,956 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	98.2% (March 31, 2014)
2013 Occupancy:	98.2% (December 31, 2013)
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)	See “The Borrower / Sponsor” herein for a description of the borrowers.
(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)	Partial release is permitted. See “Partial Release” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	Leasing reserves include tenant obligations, rent collections and tenant occupancy reserves.
(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.00x and 1.92x, respectively.
(7)	Since 2012, three of the five properties have been built or renovated.
(8)
The 6896 Laurel Street NW Property was acquired and renovated in 2013-2014 by the sponsors. EF International executed a lease in December 2013 to operate at the property as an international language school and is expected to open for business by May 2014. The 711 D Street NW Property was reconstructed in 2012. As such, 2013 NOI excludes the 6896 Laurel Street NW Property and 2011-2012 NOI excludes the 6896 Laurel Street NW Property and 711 D Street NW Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

Property Summary
Property Name	Location	Property Type	Total Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
6896 Laurel Street NW	Washington, DC	School	69,735	1939 / 2013-2014	$15,500,000	$22,090,000	100.0%
711 D Street NW	Washington, DC	Office / Retail	14,007	2012 / NAP	$5,950,000	$9,190,000	100.0%
4821 Annapolis Road	Bladensburg, MD	Retail	34,179	1944 / 2013	$5,050,000	$8,860,000	90.2%
910 F Street NW	Washington, DC	Retail	7,410	2006 / NAP	$4,500,000	$6,250,000	100.0%
425 Brightseat Road	Landover, MD	Office	58,226	1987 / NAP	$4,000,000	$7,020,000	100.0%
Total / Wtd. Avg.			183,557		$35,000,000	$53,410,000	98.2%
(1)	As of March 31, 2014.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Property	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Major Tenant
EF International Language Schools, Inc.(2)	NR/NR/NR	6896 Laurel Street NW	69,735	38.0%	$24.54	38.9%	4/30/2024

Office Tenants
State of Maryland(3)	AAA/Aaa/AAA	425 Brightseat Road	45,000	24.5%	$16.65	17.0%	2/28/2020
Prince George’s County Maryland(4)	AAA/Aaa/AAA	425 Brightseat Road	13,226	7.2%	$20.34	6.1%	6/30/2014
The Public Policy Fund, Inc.(5)	NR/NR/NR	711 D Street NW	5,860	3.2%	$52.79	7.0%	2/28/2023
Total Major Office Tenants			64,086	34.9%	$20.72	30.2%
Remaining Office Tenants(6)			4,517	2.5%	$47.11	4.8%
Total Office Tenants			68,603	37.4%	$22.45	35.0%

Retail Tenants
Gussini Fashion & Shoes	NR/NR/NR	4821 Annapolis Road	10,500	5.7%	$12.36	2.9%	8/31/2017
Value Furniture	NR/NR/NR	4821 Annapolis Road	6,994	3.8%	$12.24	1.9%	6/30/2021
District of Pi Restaurant(7)	NR/NR/NR	910 F Street NW	5,960	3.2%	$56.78	7.7%	12/31/2021
Total Major Retail Tenants			23,454	12.8%	$23.61	12.6%
Remaining Retail Tenants(8)			18,413	10.0%	$32.40	13.6%
Total Retail Tenants			41,867	22.8%	$27.48	26.1%

Total Occupied Collateral			180,205	98.2%
Vacant			3,352	1.8%
Total			183,557	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
EF International has one, seven-year extension option. A full excess cash flow sweep will occur if (i) EF International is the subject of a bankruptcy action, (ii) EF International “goes dark,” vacates or discontinues its operations at its space or (iii) EF International is delinquent on rent payment for a period greater than 30 days.

(3)
State of Maryland has one, five-year extension option and has the option to terminate its lease at any time. A full excess cash flow sweep will occur if State of Maryland exercises its termination option due to non-appropriation of funds.

(4)
Prince George’s County is in negotiation with the borrower to renew its lease. The borrowers deposited $268,982 into a Prince George’s County tenant reserve account, which represents one year of base rent.

(5)	The Public Policy Fund, Inc. has one, five-year extension option.
(6)	Comprised of one tenant located at the 711 D Street NW Property.
(7)	District of Pi has one, five-year extension option.
(8)	Comprised of nine tenants located at three of the five DC Mixed Use Portfolio V Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014(2)	1	13,226	7.2%	13,226	7.2%	$20.34	6.1%	6.1%
2015	1	1,843	1.0%	15,069	8.2%	$25.65	1.1%	7.2%
2016	0	0	0.0%	15,069	8.2%	$0.00	0.0%	7.2%
2017	2	11,781	6.4%	26,850	14.6%	$14.36	3.8%	11.0%
2018	2	3,012	1.6%	29,862	16.3%	$28.60	2.0%	13.0%
2019	3	7,851	4.3%	37,713	20.5%	$36.14	6.4%	19.4%
2020(3)	2	46,450	25.3%	84,163	45.9%	$17.84	18.8%	38.2%
2021	2	12,954	7.1%	97,117	52.9%	$32.73	9.6%	47.9%
2022	0	0	0.0%	97,117	52.9%	$0.00	0.0%	47.9%
2023	2	9,723	5.3%	106,840	58.2%	$39.02	8.6%	56.5%
2024(4)	2	73,365	40.0%	180,205	98.2%	$26.10	43.5%	100.0%
Thereafter	0	0	0.0%	180,205	98.2%	$0.00	0.0%	100.0%
Vacant	NAP	3,352	1.8%	183,557	100.0%	NAP	NAP
Total / Wtd. Avg.	17	183,557	100.0%			$24.43	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Prince George’s County’s lease expires in 2014. The tenant is in negotiation with the borrower to renew its lease. The borrowers deposited $268,982 into a Prince George’s County tenant reserve account, which represents one year of base rent.

(3)
Leases expiring in 2020 include State of Maryland, which has one, five-year extension option and the option to terminate its lease at any time. A full excess cash flow sweep will occur upon State of Maryland exercising its termination option due to non-appropriation of funds.

(4)
Leases expiring in 2024 include EF International, which has one, seven-year extension option. A full excess cash flow sweep will occur if (i) EF International is the subject of a bankruptcy action, (ii) EF International “goes dark,” vacates or discontinues its operations at its space or (iii) EF International is delinquent on rent payment for a period greater than 30 days.

The Loan.  The DC Mixed Use Portfolio V loan (the “DC Mixed Use Portfolio V Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in five properties consisting of a mixed use property occupied by an international school focusing on language training, a mixed use office/retail property, two retail properties and an office property located in Washington, DC, Bladensburg, Maryland and Landover, Maryland (each a “Property” and collectively, the “DC Mixed Use Portfolio V Properties”) with an original principal balance of $35.0 million.  The DC Mixed Use Portfolio V Loan has a five-year term and amortizes on a 25-year schedule after an initial one-year interest only period. The DC Mixed Use Portfolio V Loan accrues interest at a fixed rate equal to 4.5160% and has a cut-off date balance of $35.0 million. Loan proceeds along with approximately $0.9 million of sponsor equity were used to retire existing debt of approximately $32.0 million, fund reserves and pay closing costs. Based on the appraised value of approximately $53.4 million as of January 2014, the cut-off date LTV is 65.5% and the remaining implied equity is approximately $18.4 million. The most recent prior financing of the DC Mixed Use Portfolio V Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	97.4%	Loan Payoff	$32,036,455	89.1%
Sponsor Equity	$936,143	2.6%	Closing Costs	$1,960,680	5.5%
			Reserves	$1,939,008	5.4%
Total Sources	$35,936,143	100.0%	Total Uses	$35,936,143	100.0%

The Borrower / Sponsor.    The borrowers, Jemal’s WTU L.L.C, Jemal’s Hardware Store L.L.C., Jemal’s Ventana Retail L.L.C., Jemal’s 425 Brightseat L.L.C. and Jemal’s Bladensburg Limited Partnership are structured to be bankruptcy-remote, each with two independent directors in its organizational structure.  The sponsors of the borrowers and the nonrecourse carve-out guarantors are Norman Jemal and Douglas Jemal.

Norman Jemal and Douglas Jemal are the principals of Douglas Development Corporation, a Washington, DC based local real estate owner/operator since 1985.  Between 1990 and 2007, Douglas Development Corporation expanded its commercial portfolio from less than 250,000 sq. ft. to nearly 9.0 million sq. ft. and its portfolio from 15 properties to more than 180 in the Washington, DC metropolitan area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

The Properties. The DC Mixed Use Portfolio V Properties consist of five properties, including a mixed use property occupied by an international school focused on language training, a mixed use office/retail property, two retail properties and an office property, totaling 183,557 sq. ft. located in Washington, DC, Bladensburg, Maryland and Landover, Maryland leased to 17 tenants. Office space represents approximately 37.4% of the total occupied net rentable area (“NRA”) (68,603 sq. ft.) and retail represents approximately 22.8% of the total occupied NRA (41,867 sq. ft.). Excluding EF International (38.0% of NRA) and the State of Maryland (24.5% of NRA), no individual tenant occupies more than 7.2% of the total DC Mixed Use Portfolio V Properties’ NRA. The DC Mixed Use Portfolio V Property’s largest office tenant, State of Maryland, currently leases 45,000 sq. ft. and the largest retail tenant, Gussini Fashion & Shoes, currently leases 10,500 sq. ft. (5.7% of NRA).

Property Overview

6896 Laurel Street NW (38.0% of NRA, 38.9% of U/W Base Rent)
The 6896 Laurel Street NW Property is a four-story, 69,735 sq. ft. mixed use property comprised of classrooms on the first two floors and dormitory-style residential suites on the upper two floors. Renovated in 2013-2014, the sponsor invested approximately $2.1 million and has a total cost basis of approximately $20.4 million. According to the borrower, EF International has invested approximately $3.0 million into the space.

711 D Street NW (7.6% of NRA, 16.5% of U/W Base Rent)
The 711 D Street NW Property is a four-story, 14,007 sq. ft. mixed use office/retail property occupied by three tenants. Having acquired the property in 2004, the sponsor reconstructed the property in 2012 into a four-story structure with ground floor retail and office space on the upper floors. Since 2011, the sponsor has spent in excess of $3.0 million on building renovations and tenant improvements and has a total cost basis of approximately of $9.9 million.

4821 Annapolis Road (18.6% of NRA, 12.0% of U/W Base Rent)
The 4821 Annapolis Road Property is a 34,179 sq. ft. retail strip center property occupied by nine tenants. Originally built in 1944, the sponsor acquired the property in 1994 and most recently renovated the property in 2013. The sponsor’s total cost basis is approximately $1.4 million. Since 2008, the property has maintained an average occupancy of approximately 89.5%.

910 F Street NW (4.0% of NRA, 9.5% of U/W Base Rent)
The 910 F Street NW Property is a 7,410 sq. ft. retail center occupied by two tenants. The sponsor acquired the property in 2004 and reconstructed the property in 2006. The sponsor has a total cost basis of approximately $5.1 million. The property is a condominium unit as the ground level retail portion of The Ventana, a 63-unit, 12-story residential and commercial condominium building.

425 Brightseat Road (31.7% of NRA, 23.1% of U/W Base Rent)
The 425 Brightseat Road Property is a two-story, 58,226 sq. ft. suburban office property occupied by two tenants. The sponsor acquired the property in 1997 and has a total cost basis of approximately $2.9 million.

Environmental Matters. The Phase I environmental reports completed in January 2014 recommended the development and implementation of Asbestos Operation and Maintenance Plans at all DC Mixed Use Portfolio V Properties, which are in place.  The Phase I environmental report for the 6896 Laurel Street NW Property recommended the investigation of an underground storage tank at the property.  The borrower purchased a $3.0 million environmental policy in order to address potential environmental concerns and conditions at the 6896 Laurel Street NW Property.

Major Tenants.

School Tenancy

EF International Language Schools, Inc. (69,735 sq. ft., 38.0% of NRA, 38.9% of U/W Base Rent)
EF International Language Schools, Inc. (“EF International”) is a wholly owned subsidiary of EF Education First (“EF”), an international educational company offering programs such as language training, educational travel, academic degrees and cultural exchanges. Founded in 1965, EF operates 500 schools and offices in over 52 countries with over 35,000 employees. In particular, EF International operates 13 schools in the United States, including the EF US flagship location in Tarrytown, New York that has an annual enrollment of over 2,000 students. EF International is located at the 6896 Laurel Street NW Property and occupies 100.0% of the property NRA. EF International executed a 10.4-year lease in December 2013 with one, seven-year extension option.

Office Tenancy

The DC Mixed Use Portfolio V Properties contain 68,603 sq. ft. of office space (37.4% of NRA), which is 100.0% occupied by four tenants. U/W office rent accounts for 35.0% of U/W Base Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

State of Maryland (45,000 sq. ft., 24.5% of NRA, 17.0% of U/W Base Rent)
The State of Maryland operates Maryland’s Department of Human Resources at the 425 Brightseat Road Property and occupies 77.3% of the property NRA. The state utilizes the space to offer a variety of social service programs, including food stamps, as the sole location in Prince George’s County. The 425 Brightseat Road Property represents one of the agency’s 24 offices. The State of Maryland has been a tenant at the 425 Brightseat Road Property since 2000 and most recently executed a 10-year lease in March 2010 with one, five-year extension option. The State of Maryland may terminate its lease at any time.

Prince George’s County Maryland (13,226 sq. ft., 7.2% of NRA, 6.1% of U/W Base Rent)
Prince George’s County Maryland (“Prince George’s County”) operates its Department of Social Services and Health Departments at the 425 Brightseat Road Property and occupies 22.7% the property NRA. The space serves as one of three offices for Family Investment Services and is the only office for Community Services. Prince George’s County has been a tenant at the 425 Brightseat Road Property since 2000 and most recently executed a five-year lease in July 2009.

The Public Policy Fund, Inc. (5,860 sq. ft., 3.2% of NRA, 7.0% of U/W Base Rent)
The Public Policy Fund, Inc. operates as The Alliance for American Manufacturing (“AAM”) at the 711 D Street NW Property and occupies 41.8% of the property NRA. AAM is a non-profit, non-partisan advocacy group for the American manufacturing sector and United Steelworkers. The Public Policy Fund, Inc. executed a 10.3-year lease in July 2012 with one, five-year extension option.

Retail Tenancy

The DC Mixed Use Portfolio V Properties contain 41,867 sq. ft. of occupied retail space (22.8% of NRA).  The retail space is currently 92.6% occupied by 12 tenants with U/W retail rent accounting for 26.1% of U/W Base Rent. No tenant represents more than 5.7% of NRA or 7.7% of U/W Base Rent.

Gussini Fashion & Shoes (10,500 sq. ft., 5.7% of NRA, 2.9% of U/W Base Rent)
Gussini Fashion & Shoes (“Gussini”) is part of a small chain of local stores specializing in affordable and trendy fashions. Gussini has been at the 4821 Annapolis Road Property since 1997 and currently occupies 30.7% of the property’s NRA.  Gussini executed a five-year extension option in September 2012.

Value Furniture (6,994 sq. ft., 3.8% of NRA, 1.9% of U/W Base Rent)
Value Furniture is a part of a family of furniture companies, which includes 125 stores in 18 states and five distribution centers. Value Furniture has been at the 4821 Annapolis Road Property since 2001 and currently occupies 20.5% of the property’s NRA. Value Furniture executed a 10-year extension option in July 2011.

District of Pi Restaurant (5,960 sq. ft., 3.2% of NRA, 7.7% of U/W Base Rent)
District of Pi Restaurant (“District of Pi”) is an award-winning pizzeria with an additional five restaurants in Missouri. District of Pi currently occupies 80.4% of the NRA at the 910 F Street NW Property. In December 2011, District of Pi executed a 10-year lease with one, five-year extension option.

The Market. The Washington Metropolitan Statistical Area (“MSA”) is one of the top ten largest MSAs in the country. In 2012, the MSA had a population of approximately 5.7 million. Additionally, the MSA reported an unemployment rate of 5.1% in February 2014, below the national rate of 7.0%. The Washington office market contained approximately 468.2 million sq. ft. of rentable building area with a vacancy rate of 14.1% and asking rents of $34.21 PSF as of Q4 2013. The Washington retail market contained approximately 220.5 million sq. ft. of rentable building area with a vacancy rate of 4.4% and asking rents of $24.26 PSF as of Q4 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

The DC Mixed Use Portfolio V Properties are located in three submarkets across the Washington MSA: the Takoma Park submarket, the East End submarket and the Landover/Capitol Heights submarket. Each property’s individual submarket is discussed in the table below.

Market Summary
Property Name	Submarket	Property Type	Market Rent(1)	Actual Rent	Market Vacancy (Office / Retail)(2)	Actual Vacancy (Office / Retail)
6896 Laurel Street NW	Takoma Park	School	$24.00(3)	$24.00	6.8%(4) / NAP	0.0% / NAP
711 D Street NW	East End	Office / Retail	$50.55(5)	$50.92(5)	9.9% / 5.7%	0.0% / 0.0%
4821 Annapolis Road	Landover/Capitol Heights	Retail	$22.00	$16.85	NAP / 5.2%	NAP / 9.8%
910 F Street NW	East End	Retail	$55.00	$54.93	NAP / 5.7%	NAP / 0.0%
425 Brightseat Road	Landover/Capitol Heights	Office	$20.00	$16.33	20.8% / NAP	0.0% / NAP
(1)	Source: Appraisal
(2)
The appraiser concluded a vacancy rate of 5.0% for all of the properties, excluding the 425 Brightseat Road Property. For the 425 Brightseat Road Property, the appraiser concluded a vacancy rate of 10.0%.

(3)	Based on four comparable charter school leases in the MSA.
(4)	Represents office vacancy in the Takoma Park submarket.
(5)	Represents weighted average of office and retail rents.

Property Submarkets

6896 Laurel Street NW
The 6896 Laurel Street NW Property is a single tenant school located in the Takoma Park neighborhood of Washington, DC, approximately 0.5 miles from the Takoma Park Metro Station. With the immediate area consisting of single family homes and office properties, the office submarket reported a vacancy rate of 6.8% in Q4 2013, outperforming the Washington MSA rate of 14.1%. Recent developments in the area include the $36.0 million Takoma Central project, a mixed use development with 156 apartments and ground-floor retail. Additionally, the appraiser concluded that the in-place rent for the school is in-line with market rent of $24.00 PSF based on comparable charter school leases.

711 D Street NW
The 711 D Street NW Property is a mixed use office/retail property located in the East End submarket of Washington, DC, approximately a half-block from the Archives Metro Station. Local attractions include The Verizon Center, a sports and entertainment arena, and City Center DC, a newly constructed 10-acre neighborhood that includes 2.5 million sq. ft. of mixed-use development. In 2013, the East End office submarket contained approximately 49.1 million sq. ft. of rentable building area with a vacancy rate of 9.9% and the East End retail submarket contained approximately 1.9 million sq. ft. of rentable building area with a vacancy rate of 5.7%. In 2013, the population and average household income within a three-mile radius of the property were 311,080 and $106,179, respectively. The appraiser concluded that the in-place rents for the retail and office spaces are in-line with market rents of $55.00 PSF and $49.00 PSF, respectively.

4821 Annapolis Road
The 4821 Annapolis Road Property is a retail strip center located in Bladensburg, Maryland within the Landover/Capitol Heights submarket. In Q4 2013, the Landover/Capitol Heights retail submarket had an inventory of approximately 3.9 million sq. ft. of rentable building area with a vacancy rate of 5.2%, lower than the prior year’s rate of 7.7%. The appraiser concluded that the in-place rents are approximately 23.4% below market rents of $22.00 PSF.

910 F Street NW
The 910 F Street NW Property is a retail center located in the East End submarket of Washington, DC, approximately one block from the Gallery Place Chinatown Metro Station. In 2013, the population and average household income within a three-mile radius of the property were 319,466 and $106,948, respectively. In Q4 2013, the East End retail submarket had an inventory of approximately 1.9 million sq. ft. of rentable building area with a vacancy rate of 5.7%. The appraiser concluded that the in-place rents are in-line with market rents of $55.00 PSF.

425 Brightseat Road
The 425 Brightseat Road Property is a suburban office property located in Landover, Maryland within the Landover/Capitol Heights submarket. Situated near the intersection of Interstate 495 (Capitol Beltway) and Route 50, the property is approximately 11.0 miles from the Washington, DC CBD. In Q4 2013, the Landover/Capitol Heights office submarket had an inventory of approximately 3.6 million sq. ft. of rentable building area with a vacancy rate of 20.8%. Since 2003, the 425 Brightseat Road Property has been 100.0% occupied. The appraiser concluded that the in-place rents are approximately 18.4% below market rents of $20.00 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2012	2013	U/W	U/W PSF
Base Rent	$1,496,983	$1,786,612	$2,190,643	$4,020,395	$21.90
Value of Vacant Space	0	0	0	458,777	2.50
Gross Potential Rent	$1,496,983	$1,734,995	$2,042,589	$4,479,172	$24.40
Total Recoveries	114,156	169,904	196,783	818,272	4.46
Total Other Income	1,723	5,258	1,727	0	0.00
Less: Vacancy(2)	0	0	0	(458,777)	(2.50)
Effective Gross Income	$1,612,862	$1,910,157	$2,241,099	$4,838,667	$26.36
Total Operating Expenses	796,906	818,645	995,216	1,629,530	8.88
Net Operating Income	$815,956	$1,091,512	$1,245,884	$3,209,136	$17.48
TI/LC	0	0	0	91,779	0.50
Capital Expenditures	16,106	0	25,648	45,056	0.25
Net Cash Flow	$799,850	$1,091,512	$1,220,236	$3,072,302	$16.74

(1)
The 6896 Laurel Street NW Property was acquired and renovated in 2013-2014 by the sponsors. EF International executed a lease in December 2013 to operate at the property as an international language school and is expected to open for business by May 2014. The 711 D Street NW Property was reconstructed in 2012. As such, the 2013 financials exclude the 6896 Laurel Street NW Property and 2011-2012 financials exclude the 6896 Laurel Street NW Property and 711 D Street NW Property.

(2)
U/W vacancy represents an economic vacancy of 8.7% of Base Rent and Total Recoveries. The appraiser concluded a vacancy rate of 5.0% for all of the properties, excluding the 425 Brightseat Road Property. For the 425 Brightseat Road Property, the appraiser concluded a vacancy rate of 10.0%.

Property Management.    All of the DC Mixed Use Portfolio V Properties other than the 425 Brightseat Road Property are managed by Douglas Development Corp., an affiliate of the borrowers. The 425 Brightseat Road Property is managed by Michael Management, Inc.

Lockbox / Cash Management.    The DC Mixed Use Portfolio V Loan is structured with a hard lockbox and in place cash management.  All excess cash will be deposited into a lender controlled account upon a Cash Trap Period. A “Cash Trap Period” will occur upon (i) an event of default, (ii) the failure by the borrowers after two consecutive calendar quarters to maintain a DSCR of 1.10x or (iii) an EF Cash Trap Period, a PG County Cash Trap Period or a State of Maryland Cash Trap Period (item (iii), collectively, a “Tenant Cash Trap Period”). Funds swept in connection with a Tenant Cash Trap Period are deposited into a tenant cash trap reserve account, subject to a cap of (a) $900,000 if solely caused by a State of Maryland Cash Trap Period, (b) $264,520 if solely caused by a PG County Cash Trap Period, or (c) $1,164,520 if caused solely by a State of Maryland Cash Trap Period and PG County Cash Trap Period.

An “EF Cash Trap Period” will occur if (i) EF International is the subject of a bankruptcy action, (ii) EF International “goes dark,” vacates or discontinues its operations at its space or (iii) EF International is delinquent on rent payment for a period greater than 30 days.

A “PG County Cash Trap Period” will occur if the Prince George’s County tenant terminates its lease by exercising its termination right due to the non-appropriation of funds.

A “State of Maryland Cash Trap Period” will occur if the State of Maryland tenant terminates its lease by exercising its termination right due to the non-appropriation of funds.

Initial Reserves.    At closing, the borrowers deposited (i) $249,728 into a tax reserve account, (ii) $17,963 into an insurance reserve account, (iii) $18,938 into a required repairs reserve account, (iv) 278,940 into an EF International free rent reserve account, which represents the remaining four months of EF International’s partial rent abatement through August 2014, (v) $917,640 into an EF International occupancy reserve account, (vi) 268,982 into a Prince George’s County tenant reserve account, which represents one year of Prince George’s County’s base rent, (vii) $160,494 into a tenant obligations reserve account, which represents outstanding tenant improvement obligations related to the Neighborhood Restaurant Group XV, LLC tenant and (viii) $26,322 into an initial common charge reserve account, which represents six months of HOA dues at the 910 F Street NW Property.

Additionally, at closing, the borrower assigned a $956,000 EF International letter of credit to lender as additional collateral for the DC Mixed Use Portfolio V Loan. The letter of credit will be applied pursuant to the underlying lease and will be reduced as follows: $756,000 as of May 1, 2014, $556,000 as of June 1, 2014, $500,000 as of July 1, 2014, $300,000 as of July 1, 2017 and $0 as of December 1, 2023.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $62,432, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $1,283, into an insurance reserve account, (iii) 3,977 into a capital expenditure account and (iv) $7,648 into a TI/LC reserve account. Upon the occurrence of a Cash Trap Period, failure to provide evidence of payment or the balance of the common charge reserve account falling below six months of HOA dues, the borrowers will be required to deposit 1/12 of the estimated annual HOA dues at the 910 F Street NW Property into a common charge reserve account.

In the event that a partial release of the 6896 Laurel Street NW Property occurs (as described below under “Partial Release”), the monthly deposit into the TI/LC reserve account will be adjusted to an amount equal to the aggregate sq. ft. of the remaining properties, multiplied by $1.00, divided by 12.

In the event that a release occurs (as described below under “Partial Release”), the monthly deposit into the replacement reserve account will be reduced by an amount equal to 1/12 of the product of (i) the sq. ft. of the property(s) being released and (ii) with respect to (1) 6896 Laurel Street NW Property - $0.20, (2) 711 D Street NW Property - $0.27, (3) 4821 Annapolis Road Property - $0.39, (4) 910 F Street NW Property -  $0.26 and (5) 425 Brightseat Road Property - $0.27.

In the event that the borrowers fail to satisfy the EF Completion Conditions (as defined below) on or before May 31, 2014, the borrowers will be required to make monthly deposits (commencing June 2014) into the EF International occupancy reserve account so that the balance of (a) the cash funds then on deposit in the EF International occupancy reserve account and (b) the total remaining amount available to be drawn under the EF International letter of credit equal $1,673,640. Upon satisfaction of the EF Completion Conditions, the borrowers will not be required to make additional deposits into the EF International occupancy reserve account.

The “EF Completion Conditions” will mean, among other things, (i) no event of default is occurring, (ii) lender has received an officer’s certificate indicating (a) the EF International lease is in full force and effect and no default has occurred under the lease, (b) the borrowers’ work in connection with the construction under the EF International lease has been completed, (c) tenant improvements payable to EF International have been paid in full, (d) EF International has taken possession of and is occupying all of the space under its lease and (e) there are no offsets due to EF International under its lease (other than rent abatements as set forth in its lease).

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted provided, among other things, (i) the principal amount of the mezzanine loan will not exceed $5.0 million, (ii) the combined LTV is less than or equal to 65.3%, (iii) the combined DSCR is at least 1.316x, and (iv) the combined debt yield is at least 8.8%.

Partial Release. On any date after November 13, 2014 and prior to January 6, 2019, the borrowers may obtain the release of no more than two properties in conjunction with a bona fide third-party sale of such property, provided, among other things, (i) if two properties are released, one of the properties released is the 6896 Laurel Street NW Property, (ii) payment of the sum of (1) the yield maintenance premium and (2) the greatest of (x) (a) 100.0% of the amortized Allocated Loan Amount (as defined below) of the release property and (b) (i) 10.0% of the original Allocated Loan Amount with respect to such release property, if the aggregate released Allocated Loan Amount is less than or equal to 33.0% of the original principal amount of the loan, (ii) 20.0% of the Allocated Loan Amount with respect to such release property, if the aggregate released Allocated Loan Amount is greater than 33.0% and less than or equal to 66.0% of the original principal amount of the loan or (iii) 30.0% of the Allocated Loan Amount with respect to such release property, if the aggregate released Allocated Loan Amount is greater than 66.0% of the original principal amount of the loan, an amount such that, after giving effect to such partial release (y) the DSCR is the greater of (i) the DSCR immediately preceding the release and (ii) 1.35x and (z) the LTV ratio is no greater than the lesser of (i) the LTV immediately preceding the release and (ii) 60.3%. Notwithstanding the foregoing, the LTV test in clause (z) above will not apply in connection with the first partial release if the allocated loan amount with respect to such released property is less than 25.0% of the original principal amount of the loan. The “Allocated Loan Amounts” are as follows: 6896 Laurel Street NW - $15,500,000; 711 D Street NW - $5,950,000; 4821 Annapolis Road - $5,050,000; 910 F Street NW - $4,500,000; 425 Brightseat Road - $4,000,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Washington, DC Bladensburg, MD Landover, MD	Collateral Asset Summary – Loan No. 8 DC Mixed Use Portfolio V	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 65.5% 1.31x 9.2%

CARTIFACT
MARYLAND
Columbia Union College
Washington Adventist Hospital
Takoma Park
Walter Reed Army Medical Center
Washington, D.C
DISTRICT OF COLUMBIA
North Brentwood
Mt Rainier
Brentwood
Edmonston
MARYLAND
Cottage City
Bladensburg
Colmar Manor
Fort Lincoln Cemetery
Prince George's Hospital Center
Cheverly
DISTRICT OF COLUMBIA
Secret Service
Grand Hyatt
Marriott
Martin Luther King Library
Gallery Place
G STREET
St Patricks Church
National Museum of American Art
National Portrait Gallery
Verizon Center
F STREET
Courtyard Marriott
Intl Spy Museum
Hotel Monaco
Thurmond Arnold Bldg
Lincoln Square
Fords Theater
AARP
E STREET
Hotel Harrington
J Edgar Hoover FBI Bldg
Lansburgh Apts
Lansburgh Theatre
PENN QUARTER
PENNSYLVANIA AVENUE
INDIANA AVENUE
Old Post Office Pavilion
US Navy Memorial
Archives
801 Penn North
801 Penn South
Internal Revenue Service
US Dept of Justice
FDR Statue
National Archives
Woodmore Towne Centre
Arena Place Shopping Center
Fedex Field
Landover
The Boulevard at Capital Centre
Largo Town Center
Prince George's Community College
CENTRAL AVE
1
2
3
4
5

DC MIXED USE PORTFOLIO V

1	6896 Laurel Street NW	Washington, DC	20012
2	711 D Street NW	Washington, DC	20004
3	4821 Annapolis Road	Bladensburg, MD	20710
4	425 Brightseat Road	Landover, MD	20785
5	910 F Street NW	Washington, DC	20004

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Donald Hartman; Danuel R. Stanger; Jonathan Slager
Borrower:	ROC TX Indigo, LLC
Original Balance:	$33,500,000
Cut-off Date Balance:	$33,500,000
% by Initial UPB:	2.8%
Interest Rate:	4.7290%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Soft / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$370,833	$74,167
Insurance:	$176,341	$14,695
Replacement:	$0	$34,662
Required Repairs(2):	$2,000,000	NAP

Financial Information
Cut-off Date Balance / Unit:	$27,527
Balloon Balance / Unit:	$24,224
Cut-off Date LTV:	70.2%
Balloon LTV:	61.8%
Underwritten NOI DSCR(3):	1.73x
Underwritten NCF DSCR(3):	1.54x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	9.6%
Underwritten NOI Debt Yield at Balloon:	12.3%
Underwritten NCF Debt Yield at Balloon:	10.9%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Dallas, TX
Year Built / Renovated:	1983 / 2011-2012
Total Units:	1,217
Property Management:	Bridge Property Management, L.C.
Underwritten NOI:	$3,628,233
Underwritten NCF:	$3,212,287
Appraised Value:	$47,700,000
Appraisal Date:	March 3, 2014

Historical NOI(4)
Most Recent NOI:	$3,623,492 (T-3 February 28, 2014 Ann.)
2013 NOI:	$3,224,034 (December 31, 2013)
2012 NOI:	$2,727,302 (December 31, 2012)
2011 NOI:	$1,214,256 (December 31, 2011)

Historical Occupancy(4)
Most Recent Occupancy:	86.9% (March 1, 2014)
2013 Occupancy:	84.9% (December 31, 2013)
2012 Occupancy:	83.8% (December 31, 2012)
2011 Occupancy:	70.3% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Required Repairs represents $830,125 of required repairs and approximately $1.17 million of elective borrower capital improvements.
(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.26x and 2.00x, respectively.
(4)
The Indigo on Forest Property has undergone more than $6.0 million of capital improvements since acquisition in 2010.  The increase in Historical NOI and Historical Occupancy is primarily the result of increased rents and occupancy resulting from newly renovated units and common area improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	697	57.3%	622	89.2%	683	$559	$0.82
1 Bed / 1.5 Bath	47	3.9%	30	63.8%	794	$658	$0.83
2 Bed / 1 Bath	92	7.6%	78	84.8%	867	$694	$0.80
2 Bed / 2 Bath	380	31.2%	326	85.8%	982	$739	$0.75
3 Bed / 2 Bath	1	0.1%	1	100.0%	1,220	$1,150	$0.94
Total / Wtd. Avg.	1,217	100.0%	1,057	86.9%	795	$630	$0.79
(1)	Based on a rent roll dated March 1, 2014.

The Loan.    The Indigo on Forest loan (the “Indigo on Forest Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 1,217-unit garden apartment complex located at 9669 Forest Lane in Dallas, Texas (the “Indigo on Forest Property”) with an original and cut-off date principal balance of $33.5 million. The Indigo on Forest Loan has a 10-year term and amortizes on a 30-year schedule after an initial interest only period of 36 months. The Indigo on Forest Loan accrues interest at a fixed rate equal to 4.7290%. Loan proceeds were used to retire existing debt of approximately $22.6 million, fund upfront reserves of approximately $2.5 million, pay closing costs of approximately $0.4 million and return equity of approximately $7.9 million. Based on the appraised value of $47.7 million as of March 3, 2014, the cut-off date LTV ratio is 70.2%. The most recent prior financing of the Indigo on Forest Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$33,500,000	100.0%	Loan Payoff	$22,645,656	67.6%
			Reserves	$2,547,174	7.6%
			Closing Costs	$431,927	1.3%
			Return of Equity	$7,875,243	23.5%
Total Sources	$33,500,000	100.0%	Total Uses	$33,500,000	100.0%

The Borrower / Sponsor.    The borrower, ROC TX Indigo, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Danuel R. Stanger, Jonathan Slager and Donald Hartman.  Danuel R. Stanger, Jonathan Slager and Donald Hartman are principals of Bridge Investment Group Partners, LLC (“Bridge IGP”), an SEC registered investment advisory firm whose principals have 24 years of experience in the multifamily, commercial office and senior housing real estate sectors.  Bridge IGP has acquired approximately 32,000 apartments units and over 1.4 million sq. ft. of commercial space since inception.

The Property.    The Indigo on Forest Property is a Class B, 1,217-unit garden-style multifamily property constructed in 1983 and renovated in 2011-2012, located at 9669 Forest Lane in Dallas, Texas. The Indigo on Forest Property is comprised of 130 two-story residential buildings, four leasing and clubhouse buildings and 1,987 parking spaces on an approximately 44.2 acre site.  The Indigo on Forest Property offers five different unit configurations with an average unit size of 795 sq. ft.  Additionally, the Indigo on Forest Property offers 11 swimming pools, four spas, four soccer fields, eight laundry facilities, a community classroom, children’s playgrounds and mail collection/distribution facilities.

The Indigo on Forest Property is divided into four individual neighborhoods separated by a boulevard.  These neighborhoods include The Landing (314 units, one fitness center, two pools, two laundry rooms and a large playground), The Bluff (309 units, leasing office, three pools, two laundry rooms and a soccer field), The Bend (284 units, three pools, two laundry rooms, one playground and one maintenance shop) and The Run, (310 units, one club room with a business center, three pools, two laundry rooms and a soccer field).

The sponsors acquired the Indigo on Forest Property in 2010 for approximately $25.0 million when it was approximately 47.7% occupied.  After the acquisition, the sponsors invested over $6.0 million in capital improvements, resulting in a total cost basis of more than $31.0 million.  Capital improvements included $2.5 million for unit renovations, approximately $2.9 million for roof and exterior repairs and $400,000 for common area improvements.  In addition, the borrower reserved $2.0 million upfront of which $830,125 is allocated for immediate repairs and the remaining $1.17 million is allocated for the borrower’s remaining planned capital improvements.  Through the aforementioned capital improvements, the borrower was able to increase NOI over time to approximately $1.2 million, $2.7 million and $3.2 million and improve occupancy to 70.3%, 83.8% and 84.9% in 2011, 2012 and 2013, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

The Indigo on Forest Property is located proximate to Interstate Highway 635 and U.S. Highway 75, which provide direct access to the Dallas central business district located approximately 10 miles to the southwest.  The Indigo on Forest Property is also easily accessed by the Dallas Area Rapid Transit (“DART”) with five stations located in close proximity to the Indigo on Forest Property.  DART connects to the Dallas mass-transit system, a growing transit network that moves approximately 250,000 people per day via light-rail trains and buses.

Environmental Matters.    The Phase I environmental report dated March 12, 2014 recommended no further action at the Indigo on Forest Property other than the continued implementation of the existing asbestos operations & maintenance plan.

The Market.    The Indigo on Forest Property is located in Dallas, Texas, which has experienced upward trending multifamily performance metrics from Q1 2012 to Q4 2013.  Annual rent growth for the Dallas/Fort Worth area as of Q4 2013 was 3.4%, which marks 13 consecutive quarters of annual gains.  This increase was fueled primarily by the pre-2000 product age category, which experienced a 3.1% increase in quarter-over-quarter rents.  Units built in the 1970’s and 1980’s achieved year-over-year rent growth of 4.5% while units built in the 1990’s experienced year-over-year rent growth of 2.3%.

The Indigo on Forest Property is located in the Dallas multifamily market, which contains 493,961 apartments units with an average occupancy of 94.6%.  The Northeast Dallas submarket, where the Indigo on Forest Property is located, contains 31,770 units with an average occupancy of 91.5%.  Demand for apartments in the Northeast Dallas submarket remains strong with average occupancy increasing from 89.2% in Q1 2012 to 91.5% in Q4 2013.  The 2013 population within a five-mile radius of the Indigo on Forest Property is 400,990 with a median household income of $46,246.

The appraiser identified five competitive properties located within one mile of the Indigo on Forest Property in the Northeast Dallas submarket containing 1,460 units.  The Indigo on Forest Property’s competitive set exhibited a weighted average occupancy of 92.8% and an average rent of $617 per unit, in line with the Indigo on Forest Property’s average rent of $637 per unit.  The appraiser concluded a stabilized occupancy of 88.0% and a market rent of $685 per unit, in line with the Indigo on Forest Property’s current occupancy of 86.9% and average rent of $630.  The Indigo on Forest Property competitive set is summarized below.

Competitive Set(1)
Name	Indigo on Forest Property (2)	Deerfield	Forest Cove I and II	Sienna Palms	Chesapeake	Hunting Ridge
Distance from Subject	NAP	0.3 miles	0.4 miles	0.6 miles	0.6 miles	0.9 miles
Year Built	1983	1979	1981	1980	1982	1982
Total Occupancy	86.9%	95%	90%	90%	94%	95%
No. of Units	1,217	256	456	152	128	468
Avg. Rent Per Unit	$630	$614	$620	$672	$755	$561
(1)	Source: Appraisal
(2)	Based on a rent roll dated March 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-3 2/28/2014 Ann.	U/W	U/W per Unit
Gross Potential Rent	$6,337,152	$7,236,269	$7,651,456	$9,386,328	$7,713
Total Other Income	916,108	948,425	932,696	948,425	779
Less: Vacancy & Credit Loss (1)	0	0	0	(1,734,872)	(1,426)
Effective Gross Income	$7,253,260	$8,184,694	$8,584,152	$8,599,881	$7,066
Total Operating Expenses	4,525,958	4,960,660	4,960,660	4,971,648	4,085
Net Operating Income	$2,727,302	$3,224,034	$3,623,492	$3,628,233	$2,981
Capital Expenditures	0	0	0	415,946	342
Net Cash Flow(2)	$2,727,302	$3,224,034	$3,623,492	$3,212,287	$2,640

(1)	Vacancy & Credit Loss represents 18.5% of Gross Potential Rent and is based on physical vacancy T-3 annualized collections. In place vacancy at the Indigo on Forest Property is 13.1%.
(2)
The Indigo on Forest Property has undergone more than $6.0 million of capital improvements since acquisition in 2010.  The increase in Net Cash Flow is primarily the result of increased occupancy and rents resulting from newly renovated units and common area improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

Property Management.    The Indigo on Forest Property is managed by Bridge Property Management, L.C., an affiliate of the sponsor.  Bridge Property Management, L.C. acts as Bridge-IGP’s in-house property management affiliate, which includes 75 property managers, 110 leasing agents and over 660 on-site personnel providing property maintenance and operations in over 40 submarkets across the United States.

Lockbox / Cash Management.    The Indigo on Forest Loan is structured with a soft lockbox and springing cash management. The borrower is required to deposit all rents and other payments into the lockbox account controlled by the lender.  The funds are then returned to an account controlled by the borrower.  Upon the occurrence of a Cash Management Period, all funds in the lockbox account are to be swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.  A “Cash Management Period” will occur upon (i) the commencement of a Cash Trap Period (as defined below) or (ii) if the debt service coverage ratio falls below 1.20x for two preceding calendar quarters.

A “Cash Trap Period” will commence upon (i) any event of default or (ii) if the debt service coverage ratio falls below 1.25x for two preceding calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $370,833 into a tax reserve account, (ii) $176,341 into an insurance reserve account and (iii) $2,000,000 into a required repairs reserve account for $830,125 of immediate required repairs and approximately $1.17 million of elective borrower capital improvements.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $74,167, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $14,695, into an insurance reserve account and (iii) $34,662 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

Site plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9669 Forest Lane Dallas, TX 75243	Collateral Asset Summary – Loan No. 9 Indigo on Forest	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 70.2% 1.54x 10.8%

Indigo on Forest
9669 Forest Lane
Dallas, TX 75243
Justin
Lewisville
Frisco
Flower Mound
Plano
Richardson
Roanoke
Carrollton
Garland
North Richland Hills
DFW
FTW
DAL
Irving
Dallas
Fort Worth
Arlington
Grand Prairie
Hutchins
Duncanville
Midlothian
Alvarado
Waxahachie
Hebron
Plano
PRESIDENT GEORGE BUSH TURNPIKE
FRANKFORD RD
CAMPBELL RD
Carrollton
Addison
Coppell
Richardson
SPRING VALLEY RD
Galleria Dallas
Farmers Branch
LBJ FWY
FOREST LN
JOHN CARPENTER FWY
Las Colinas Medical Center
University Park
DALLAS FORT WORTH INTERNATIONAL AIRPORT
National Scouting Museum
DART
DART (2014)
Highland Park
DALLAS LOVE FIELD
DALLAS NORTH TWY
AIRPORT FWY
Irving
Irving Mall
Irving City Hall
Irving Public Library
HARRY HINES BLVD
Dallas
CBD
Verizon Theatre at Grand Prairie
Grand Prairie
DALLAS NAVAL AIR STATION
Cockrell Hill
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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6151 Forest Hill Boulevard West Palm Beach, FL 33415	Collateral Asset Summary – Loan No. 10 Casa del Monte MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,923,959 59.5% 1.73x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6151 Forest Hill Boulevard West Palm Beach, FL 33415	Collateral Asset Summary – Loan No. 10 Casa del Monte MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,923,959 59.5% 1.73x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GECC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	James L. Bellinson		Collateral:	Fee Simple
Borrower:	Casa Del Monte MHP, LLC		Location:	West Palm Beach, FL
Original Balance:	$31,000,000		Year Built / Renovated:	1974 / NAP
Cut-off Date Balance:	$30,923,959		Total Pads:	657
% by Initial UPB:	2.6%		Property Management:	Riverstone Communities, LLC
Interest Rate:	4.6200%		Underwritten NOI:	$3,330,735
Payment Date:	1st of each month		Underwritten NCF:	$3,297,885
First Payment Date:	April 1, 2014		Appraised Value:	$52,000,000
Maturity Date:	March 1, 2024		Appraisal Date:	January 15, 2014
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(91), O(3)		2013 NOI:	$3,314,650 (December 31, 2013)
Lockbox / Cash Management:	Springing Soft / Springing		2012 NOI:	$3,389,775 (December 31, 2012)
			2011 NOI:	$3,161,135 (December 31, 2011)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$263,800	$52,760	Most Recent Occupancy:	99.5% (February 10, 2014)
Insurance:	$16,564	$4,141	2013 Occupancy:	96.1% (December 31, 2013)
Replacement:	$0	$2,738	2012 Occupancy:	96.5% (December 31, 2012)
Required Repairs:	$122,813	NAP	2011 Occupancy:	94.3% (December 31, 2011)
			(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information
Cut-off Date Balance / Pad:	$47,068
Balloon Balance / Pad:	$38,312
Cut-off Date LTV:	59.5%
Balloon LTV:	48.4%
Underwritten NOI DSCR:	1.74x
Underwritten NCF DSCR:	1.73x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.7%
Underwritten NOI Debt Yield at Balloon:	13.2%
Underwritten NCF Debt Yield at Balloon:	13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6151 Forest Hill Boulevard West Palm Beach, FL 33415	Collateral Asset Summary – Loan No. 10 Casa del Monte MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,923,959 59.5% 1.73x 10.8%

The Loan.    The Casa del Monte MHC loan (the “Casa del Monte MHC Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 657-pad manufactured housing community located at 6151 Forest Hill Boulevard in West Palm Beach, Florida (the “Casa del Monte MHC Property”) with an original principal balance of $31.0 million. The Casa del Monte MHC Loan has a 10-year term and amortizes on a 30-year schedule. The Casa del Monte MHC Loan accrues interest at a fixed rate equal to 4.6200% and has a cut-off date balance of approximately $30.9 million. Loan proceeds were used to pay off the existing loan’s outstanding principal balance of approximately $20.7 million, fund upfront reserves of approximately $0.4 million, pay closing costs of approximately $0.2 million and return equity to the sponsor. Based on the appraised value of $52.0 million as of January 15, 2014, the cut-off date LTV ratio is 59.5%. The most recent prior financing of the Casa del Monte Property was included in the GECMC 2004-C3 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,000,000	100.0%	Payoff of Existing Debt	$20,707,586	66.8%
			Reserves	$403,177	1.3%
			Closing Costs	$164,359	0.5%
			Return of Equity	$9,724,878	31.4%
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

The Borrower / Sponsor.    The borrower, Casa Del Monte MHP, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. Casa Del Monte Mobile Home Park, LLC, a single purpose Florida limited liability company is the sole equity member and Riverstone Communities, LLC, a Michigan limited liability company acts as the managing member. James L. Bellinson is the sponsor and nonrecourse carve-out guarantor and owner of Riverstone Communities, LLC.  The borrower acquired the property in May 2003.

The Property.    The Casa del Monte MHC Property is an all-age manufactured housing community consisting of 657 pads on 92.99 acres and is located in West Palm Beach, Florida.  The Casa del Monte MHC Property was developed in 1974 and all pad sites can accommodate multi-section homes. Casa del Monte MHC Property amenities include two clubhouses, two swimming pools, a children’s playground, a vehicle storage lot, a basketball court, shuffleboard courts and a laundry facility.  General improvements consist of paved asphalt drives and one asphalt or concrete parking space at the manufactured home lot. All manufactured home lots have water, sewer, electrical, telephone, and cable TV hook-ups. The Casa del Monte MHC Property is serviced by municipal water and sanitary sewer. As of February 10, 2014, the Casa del Monte MHC Property was 99.5% occupied.

Environmental Matters.    The Phase I environmental report dated January 14, 2014 did not identify any recognized environmental condition or require further action other than the recommended removal of two aboveground petroleum storage tanks and implementation of an asbestos and lead based paint operation and maintenance plan. Borrower is obligated to remove the aboveground storage tanks and implement the O&M plan within 90 days following the closing of the Casa del Monte MHC Loan.

The Market.    The Casa del Monte MHC Property is located within the South Florida metropolitan statistical area, also known as the Miami metropolitan area, Florida metropolitan area (the “South Florida MSA”). The South Florida MSA is the most populous metropolis in the southeastern United States and the eighth most populous metropolitan area in the United States. The largest employers in the South Florida MSA include healthcare employers such as HCA East Florida Division and Baptist Health South Florida, retail employers such as the Publix Super Markets and Winn-Dixie Stores and education employers such as University of Miami. All modes of transportation converge in the South Florida MSA, providing both domestic and international access. The three major airports, Miami International Airport, Fort-Lauderdale Hollywood International Airport and Palm Beach International Airport, combine to make the fourth largest domestic origin and destination in the United States. Miami is the primary transportation hub of the United States to the Caribbean Islands and Latin America.  In addition to the three international airports, Miami is also supported by numerous municipal airports in close proximity, four seaports as well as a considerable number of highways, U.S. routes and state roads as well as several public transportation systems.

In 2012, the South Florida MSA had a reported population of over 5.5 million and has experienced population growth of 0.3% per year over the past decade, a rate which is projected to continue through 2017. Approximately 29.4% of Florida’s total population lives within the South Florida MSA. In 2012, the South Florida MSA had a 32.8% renter occupied market, which is higher than the state of Florida at 28.4%.

The Casa del Monte MHC Property is located approximately three miles north of Palm Beach International Airport, six miles east of local area beaches and five miles west of the Mall at Wellington Green. The 2013 population within a three-mile radius of the Casa del Monte MHC Property was 122,598 and the average household income was $50,185. From 2013 to 2018, the population and average household income within the three-mile radius are projected to increase by approximately 5.2% and approximately 14.7%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6151 Forest Hill Boulevard West Palm Beach, FL 33415	Collateral Asset Summary – Loan No. 10 Casa del Monte MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,923,959 59.5% 1.73x 10.8%

The subsequent chart displays historical occupancies for the Casa del Monte MHC Property along with a comparison of average actual and market rent.

Historical Occupancy and Market Rent Summary
Property Name	City	Number of Pads	2012 Occupancy	2013 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Comparable Property Avg. Occupancy(2)	Comparable Property Rent(2)	Market Rent(2)
Casa del Monte MHC	West Palm Beach	657	96.5%	96.1%	99.5%	$611	94.5%	$460 - $649	$615
(1)	Based on occupied units as of February 10, 2014.
(2)	Source: Appraisal

Cash Flow Analysis.

		Cash Flow Analysis
	2011	2012	2013	U/W	U/W per Pad
Gross Potential Rent(1)	$4,365,979	$4,551,080	$4,614,607	$4,848,660	$7,380
Other Income	262,813	173,578	124,559	124,559	190
Utility Reimbursements	343,900	385,081	416,782	416,782	634
Less: Vacancy	0	0	0	(290,920)	(443)
Effective Gross Income	$4,972,692	$5,109,739	$5,155,948	$5,099,081	$7,761
Total Operating Expenses	1,811,557	1,719,964	1,841,298	1,768,346	2,692
Net Operating Income	$3,161,135	$3,389,775	$3,314,650	$3,330,735	$5,070
Capital Expenditures	0	0	0	32,850	50
Net Cash Flow	$3,161,135	$3,389,775	$3,314,650	$3,297,885	$5,020

(1)	U/W Gross Potential Rent is based on the in-place rent roll annualized.

Property Management.    The Casa del Monte MHC Property is managed by Riverstone Communities, LLC, an affiliate of the borrower. Riverstone Communities, LLC is a private company and was founded in 1998.  Riverstone Communities, LLC owns and operates over 50 manufactured housing communities in over 8 states, including over 35 communities in Florida.

Lockbox / Cash Management.    The Casa del Monte MHC Loan is structured with a springing soft lockbox and springing cash management.  Upon the occurrence and during the continuance of an event of default, the borrower or manager are required to deposit all rents and other payments received by the borrower or the property manager into a lender-controlled account.  Upon the occurrence and during the continuance of an event of default, borrower is not entitled to make any withdrawals from the lender-controlled account and lender may apply the funds deposited into the lender-controlled account to the payment of the amounts owing under the loan documents in any order in its sole discretion.

Initial Reserves.    At closing, the borrower deposited (i) $263,800 into a tax reserve account, (ii) $16,564 into a replacement reserve account and (iii) $122,813 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $52,760, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $4,141, into an insurance reserve account and (iii) $2,738 into a replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6151 Forest Hill Boulevard West Palm Beach, FL 33415	Collateral Asset Summary – Loan No. 10 Casa del Monte MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,923,959 59.5% 1.73x 10.8%

CARTIFACT
Casa del Monte MHC
6151 Forest Hill Boulevard
West Palm Beach, FL 33415
West Palm Beach
DOWNTOWN
Cityplace
Mangonia Park
St Mary's Medical Center
Rapids Water Park
Royal Palm Beach
Haverhill
PALM BEACH INTERNATIONAL AIRPORT
Cloud Lake
Lake Clarke Shores
Palm Springs
Greenacres
Lake Worth
Palm Beach State College-Lake Worth
PALM BEACH COUNTY PARK AIRPORT
Atlantis
South Palm Beach
Lantana
Manalapan
Hypoluxo
Ocean Ridge
Boynton Beach
Boynton Beach Mall
Northwood University
Cross County Plaza
Mall At Wellington Green
ATLANTIC OCEAN
FLORIDA'S TURNPIKE
OKEECHOBEE BLVD
BELVEDERE RD
FOREST HILL BLVD
SUMMIT BLVD
PURDY LN
10TH AVE N
LAKE WORTH RD
MELALEUCA LN
LANTANA RD
HYPOLUXO RD
GATEWAY BLVD
W BOYNTON BEACH BLVD
Palm Beach Gardens
Palm Beach
Wellington
Boynton Beach
Delray Beach
Boca Raton
Coral Springs
Pompano Beach
Sunrise
Fort Lauderdale
Weston
Pembroke Pines
Dania Beach
Hollywood
Aventura
Hialeah
Doral
Miami
Fontainebleau
Kendall

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Cuyahoga Falls & Euclid, OH	Collateral Asset Summary – Loan No. 11 Northeast Ohio Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,200,000 74.9% 1.31x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	The Suffolk Family Trust; RedRock Real Estate, LLC
Borrower:	BWIP Wyoga Towers Owner LLC; BWIP Wyoga Village Owner LLC; BWIP Richmond Hills Owner LLC
Original Balance:	$30,200,000
Cut-off Date Balance:	$30,200,000
% by Initial UPB:	2.5%
Interest Rate:	4.8110%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$225,500	$37,583
Insurance:	$26,667	$13,333
Replacement(3):	$0	Springing
Renovation(4):	$1,350,000	$0

Financial Information
Cut-off Date Balance / Unit:	$43,020
Balloon Balance / Unit:	$37,046
Cut-off Date LTV:	74.9%
Balloon LTV:	64.5%
Underwritten NOI DSCR(5):	1.42x
Underwritten NCF DSCR(5):	1.31x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.2%
Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Mid Rise Multifamily
Collateral:	Fee Simple
Location:	Cuyahoga Falls & Euclid, OH
Year Built / Renovated:	1966 - 1975 / 2006, 2010, 2014
Total Units:	702
Property Management:	APM Management LLC
Underwritten NOI:	$2,697,696
Underwritten NCF:	$2,487,096
Appraised Value:	$40,300,000
Appraisal Date:	February 18, 2014

Historical NOI
Most Recent NOI:	$2,685,833 (T-12 January 31, 2014)
2013 NOI:	$2,722,872 (December 31, 2013)
2012 NOI:	$2,889,825 (December 31, 2012)
2011 NOI:	$2,596,531 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	91.0% (March 3, 2014)
2013 Occupancy:	96.6% (September 30, 2013)
2012 Occupancy:	96.4% (December 31, 2012)
2011 Occupancy:	95.4% (December 31, 2011)
(1)
At any time during the term of the loan, the borrower may obtain the release of any property provided, among other things, the payment of the applicable yield maintenance premium in addition to a release amount equal to the greatest of (i) the Minimum Release Price for such property, (ii) 100% of the net sales proceeds and (iii) an amount that, after giving effect to such release results in (a) the DSCR of the remaining properties not less than the greater of 1.31x and the DSCR immediately preceding the release and (b) the NCF debt yield of the remaining properties not less than 8.25%. The “Minimum Release Price” is as follows: Richmond Hills property - $6,840,000; Towers at Wyoga Lake property - $14,750,000; Village at Wyoga Lake property - $16,510,000.

(2)
A soft lockbox and cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of any borrower, guarantor or affiliated manager or (iii) the failure by the borrowers to maintain a DSCR of at least 1.15x for two consecutive quarters.

(3)
The borrowers will be required to make monthly deposits of $17,550 to the replacement reserve beginning with the payment date following the earliest to occur of (i) an event of default, (ii) October 10, 2015 and (iii) the date on which the aggregate amount of the funds on deposit in the renovation reserve account and the replacement reserve account are less than $216,000.

(4)	The borrowers deposited $1.35 million into a renovation reserve account for future renovations, including exterior upgrades, new appliances, flooring, cabinets and countertops.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.83x and 1.69x, respectively.

TRANSACTION HIGHLIGHTS

■
Properties.  The Northeast Ohio Multifamily Portfolio is comprised of three mid rise apartment buildings, containing 702 units, located within the Cleveland metropolitan statistical area. The Towers at Wyoga Lake property and Village at Wyoga Lake property share amenities, including a 7,296 sq. ft. clubhouse with a billiards area, fitness center, kitchen, movie theater and pool. Laundry facilities are offered at all of the properties. As of March 3, 2014 the Village at Wyoga Lake property, Towers at Wyoga Lake property and Richmond Hills property were 87.9%, 91.7% and 93.9% occupied, respectively.

■
Market.  As of Q4 2014, the respective multifamily submarkets reported vacancy rates from 2.7% to 5.0%. Within a three mile radius of the Village at Wyoga Lake Property and Towers at Wyoga Lake property, the 2013 population and average household income was 32,394 and $76,288 respectively. Within a three mile radius of the Richmond Hills property, the 2013 population was 84,126.

■
Renovation.  The properties were recently renovated in 2006, 2010 and 2014.  Additionally, the borrowers deposited $1.35 million ($1,923 per unit) into a renovation reserve account for future renovations, including exterior upgrades, new appliances, flooring, cabinets and countertops.

■
Property Management.  APM Management LLC, headquartered near Cleveland, Ohio, has completed over $400.0 million of development projects, including the development and construction of more than 5,000 multifamily communities in Ohio, Pennsylvania, South Carolina, Indiana and Florida.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2712 Southwest Freeway Houston, TX 77098	Collateral Asset Summary – Loan No. 12 Crowne Plaza Houston River Oaks	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,750,000 75.0% 1.52x 12.4%

Mortgage Loan Information
Loan Seller:	JLC
Loan Purpose:	Refinance
Sponsor:	Pacifica Hosts, Inc.
Borrower:	ASDN Houston LLC
Original Balance:	$27,750,000
Cut-off Date Balance:	$27,750,000
% by Initial UPB:	2.3%
Interest Rate:	4.9800%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$199,000	$49,717
Insurance:	$93,722	$8,600
FF&E:	$0	1/12 of 4.0% of prior year’s gross revenues
Franchise Agreement Termination(2):	$0	Springing
PIP(3):	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$78,390
Balloon Balance / Room:	$58,582
Cut-off Date LTV:	75.0%
Balloon LTV:	56.0%
Underwritten NOI DSCR:	1.78x
Underwritten NCF DSCR:	1.52x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	10.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Houston, TX
Year Built / Renovated:	1983 - 1984 / 2009
Total Rooms:	354
Property Management:	Pacifica Hosts, Inc.
Underwritten NOI:	$3,451,601
Underwritten NCF:	$2,952,950
Appraised Value:	$37,000,000
Appraisal Date:	March 14, 2014

Historical NOI
2013 NOI:	$3,495,714 (December 31, 2013)
2012 NOI:	$2,764,337 (December 31, 2012)
2011 NOI:	$2,105,864 (December 31, 2011)
2010 NOI:	$1,310,263 (December 31, 2010)

Historical Occupancy
2013 Occupancy:	80.2% (December 31, 2013)
2012 Occupancy:	76.0% (December 31, 2012)
2011 Occupancy:	69.3% (December 31, 2011)
2010 Occupancy:	62.9% (December 31, 2010)
(1)
Cash management will be triggered upon (i) an event of default, (ii) if the DSCR falls below 1.05x until such time that the DSCR is at least 1.05x for two consecutive calendar quarters or (iii) a Franchise Agreement Cash Trap. A “Franchise Agreement Cash Trap” will commence (i) twelve months prior to the franchise agreement termination date (currently February 23, 2019) unless the term of the franchise agreement has been extended to terminate no earlier than February 23, 2029 or (ii) borrower’s receipt of written notice from franchisor terminating the franchise agreement.

(2)	Upon the occurrence of a Franchise Agreement Cash Trap, borrower is required to deposit an amount such that the aggregate undisbursed balance of the FF&E reserve account equals $1,000,000.
(3)
Upon borrower’s receipt of written notice from franchisor that a property improvement plan (“PIP”) is required at the property, borrower is required to deposit 110% of all budgeted and/or anticipated costs and expenses in connection with such PIP.

TRANSACTION HIGHLIGHTS

■
Location and Quality. The property is located in the west central portion of the city of Houston, Texas, at the northeast corner of the intersection of westbound US Highway 59 and Wake Forest Drive. The property is located on the Southwest Freeway approximately midway between the Galleria district and downtown Houston, less than one-quarter mile east of the Greenway Plaza office district and only four miles from Reliant Stadium, home to the Houston Texans. The property is currently ranked as the #7 hotel in Houston by TripAdvisor (out of 447 hotels).

■
Property Performance.  The property has consistently outperformed its competitive set in occupancy and RevPAR with occupancy penetration ranging between 122.0% and 131.8% and a RevPAR penetration ranging between 114.0% and 124.1% between 2010 and 2013. The property’s occupancy and RevPAR has steadily increased from 62.9% and $49.13 in 2010, respectively, to 80.2% and $78.42 in 2013, respectively.

■
Experienced Sponsorship. The borrower and sponsor are affiliates of Pacifica Companies, LLC (“Pacifica”), and both are controlled by Pacifica’s Chairman and founding principal, Mr. Ashok Israni.  Pacifica is a privately held real estate company serving as a developer, owner, investor and investment manager of real estate investments throughout the United States, Mexico and India.  The company was founded in 1978 and is headquartered in San Diego, California.  Pacifica’s real estate portfolio is valued in excess of $2.5 billion and includes hotels, mixed use projects, development projects, master planned communities, office, industrial, retail shopping centers, assisted living communities, multifamily communities and single-family communities. The company currently has over 80 executives in their San Diego, California headquarters and employs nearly 3,000 employees in the United States and Asia.  Pacifica currently owns and operates 30 hotels in the United States under brands such as the Marriott, Hilton and Holiday Inns.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Los Angeles, CA	Collateral Asset Summary – Loan No. 13 LA Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,350,000 74.7% 1.24x 8.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Zachary D. Robbins
Borrower:	Descanso Artiste; Argyle Restoration Partnership; 1516 Normandie Investments; Normandie 7 Associates; Oxford Resurrection Partnership; 1516 Hobart Investments; Brick Resurrection on Cherokee
Original Balance:	$27,350,000
Cut-off Date Balance:	$27,350,000
% by Initial UPB:	2.3%
Interest Rate:	5.0790%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection(2):	L(25), D(91), O(4)
Lockbox / Cash Management(3):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$29,167	$29,167
Insurance:	$0	$8,013
Replacement(4):	$0	$6,771
Required Repairs:	$62,500	NAP

Financial Information
Cut-off Date Balance / Unit:	$84,154
Balloon Balance / Unit:	$77,717
Cut-off Date LTV:	74.7%
Balloon LTV:	69.0%
Underwritten NOI DSCR(5):	1.28x
Underwritten NCF DSCR(5):	1.24x
Underwritten NOI Debt Yield:	8.3%
Underwritten NCF Debt Yield:	8.0%
Property Information
Single Asset / Portfolio:	Portfolio of seven properties
Property Type:	Mid Rise Multifamily
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1926 - 1935 / 2011
Total Units:	325
Property Management:	7th St. Associates, Inc.
Underwritten NOI:	$2,282,502
Underwritten NCF:	$2,201,252
Appraised Value:	$36,600,000
Appraisal Date:	March 2014

Historical NOI
Most Recent NOI:	$2,692,519 (T-12 February 28, 2014)
2013 NOI:	$2,639,843 (December 31, 2013)
2012 NOI:	$2,510,718 (December 31, 2012)
2011 NOI:	$2,347,880 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	97.8% (March 10, 2014)
2013 Occupancy:	92.6% (December 31, 2013)
2012 Occupancy:	96.0% (December 31, 2012)
2011 Occupancy:	98.2% (December 31, 2011)
(1)
Mezzanine debt is permitted provided, among other things, (i) the combined LTV does not exceed 75.0%, (ii) the combined 30-year amortizing DSCR is at least 1.25x and (iii) the combined debt yield is at least 8.5%.

(2)
After the expiration of the lockout period, the borrower may obtain the release of no more than two individual properties (other than the 2017 Argyle Avenue property and the 1746 North Cherokee property) provided, among other things, (i) the borrower partially defeases in an amount equal to the greater of (a) 100.0% of the net sales proceeds or (b) 115.0% of the amortized allocated loan amount, (ii) the LTV ratio of the remaining properties is not greater than the lesser of 65.0% and the LTV ratio immediately preceding the release, (iii) the DSCR ratio of the remaining properties is not less than the greater of 1.50x and the DSCR immediately preceding the release and (iv) the debt yield of the remaining properties is at least 8.5% for the first release and 9.0% for the second release.

(3)
Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor or affiliated manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.10x for two consecutive quarters, unless, within five days of such event, the borrower provides a letter of credit in an amount that is the difference between the outstanding principal balance and the amount necessary to achieve a DSCR of 1.20x.

(4)	The replacement reserve is subject to a cap of $350,000.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.62x and 1.56x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property.  Constructed between 1926 and 1935, the LA Multifamily Portfolio properties consist of seven mid rise, multifamily properties located throughout Los Angeles, California. Six of the seven properties contain rent stabilized units.

▪
Market.  As of Q4 2013, the Los Angeles County multifamily submarket vacancy was 3.1%, below the national rate of 4.1% and the West region’s rate of 3.5%. In 2013, Los Angeles County had an estimated population of approximately 10.0 million. Within a three mile radius of each property, the 2013 average household income ranged from approximately $52,018 to $75,336.

▪	Historical Occupancy. Since 2003, the LA Multifamily Portfolio properties have had an average occupancy of approximately 97.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2828 Marblevista Boulevard Columbus, OH 43204	Collateral Asset Summary – Loan No. 14 Marble Cliff Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,625,000 73.7% 1.32x 8.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	Matthew Skvarla; David Spies; Keith Rubenstein; Philip M. Welch
Borrower:	Marble Cliff Commons Apartments, LLC
Original Balance:	$26,625,000
Cut-off Date Balance:	$26,625,000
% by Initial UPB:	2.2%
Interest Rate:	4.9490%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$344,000	$57,333
Insurance:	$49,970	$3,844
Replacement:	$0	$6,417
Required Repairs:	$38,832	NAP
O&M:	$40,000	$0

Financial Information
Cut-off Date Balance / Unit:	$96,467
Balloon Balance / Unit:	$88,915
Cut-off Date LTV:	73.7%
Balloon LTV:	67.9%
Underwritten NOI DSCR(2):	1.36x
Underwritten NCF DSCR(2):	1.32x
Underwritten NOI Debt Yield:	8.7%
Underwritten NCF Debt Yield:	8.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Columbus, OH
Year Built / Renovated:	2002 / NAP
Total Units:	276
Property Management:	Somerset Apartment Management, LLC
Underwritten NOI:	$2,319,749
Underwritten NCF:	$2,250,749
Appraised Value:	$36,120,000
Appraisal Date:	March 6, 2014

Historical NOI
Most Recent NOI:	$2,624,585 (T-12 January 31, 2014)
2013 NOI:	$2,621,232 (December 31, 2013)
2012 NOI:	$2,607,484 (December 31, 2012)
2011 NOI:	$2,353,918 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	91.3% (April 3, 2014)
2013 Occupancy:	89.1% (December 29, 2013)
2012 Occupancy:	96.0% (December 30, 2012)
2011 Occupancy:	95.7% (December 25, 2011)
(1)
A soft lockbox, in-place cash management and an excess cash flow sweep will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager or (iii) failure by the borrower to maintain a DSCR of at least 1.10x at the end of two consecutive calendar quarters.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.74x and 1.68x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property.  The property is a Class A, 276 unit garden multifamily property consisting of 33 one and two-story apartment buildings and 618 parking spaces.  Apartment amenities include private patios and balconies, gas fireplaces, attached garages, walk-in closets and large floor plans.  Community amenities include a club house, ¾ acre pond, dog park and resort-style outdoor swimming pool.

▪
Sponsorship. The guarantors, Matthew Skvarla, David Spies, Keith Rubenstein and Philip M. Welch represent part of the executive management team of Somerset Partners, a private investment firm with commercial and multifamily property investments throughout the United States.  Since 2001, Somerset Partners has invested approximately $1.6 billion in 14 transactions.  Somerset Partners currently has 4,500 units under management as of January 2014 and has acquired and managed more than 15,000 units since 2002.

▪	Acquisition Financing. The sponsors purchased the property for $35.5 million, resulting in the investment of approximately $8.8 million of new borrower cash equity.

▪
Market.  The property is located in the Hilliard submarket of Columbus, Ohio.  The 2013 median population and household income within a three-mile radius were 76,490 and $49,871, respectively. As of Q4 2013, the Hilliard submarket exhibited an occupancy rate of 95.0% and average asking rents of $835 per unit.

▪	Occupancy History. The property has maintained an average occupancy greater than 95.0% since January 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Highland Avenue Seekonk, MA 02771	Collateral Asset Summary – Loan No. 15 The Seekonk Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 68.7% 1.47x 8.7

Mortgage Loan Information
Loan Seller:	GECC
Loan Purpose:	Refinance
Sponsor:	Francis Greenburger
Borrower:	Seekonk Shopping Center Equities II LLC
Original Balance:	$23,000,000
Cut-off Date Balance:	$23,000,000
% by Initial UPB:	1.9%
Interest Rate:	3.8900%
Payment Date:	1st of each month
First Payment Date:	April 1, 2014
Maturity Date:	March 1, 2019
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(26), D(31), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$49,210
Insurance:	$6,038	$3,034
Replacement:	$0	$2,906
TI/LC(2):	$0	$4,031
Hobby Lobby Rent(3):	$60,278	$0
Big Lots(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$103
Balloon Balance / Sq. Ft.:	$97
Cut-off Date LTV:	68.7%
Balloon LTV:	64.9%
Underwritten NOI DSCR(5):	1.53x
Underwritten NCF DSCR(5):	1.47x
Underwritten NOI Debt Yield:	8.7%
Underwritten NCF Debt Yield:	8.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Seekonk, MA
Year Built / Renovated:	1991 - 1993 / 2012
Total Sq. Ft.:	224,078
Property Management:	Time Equities, Inc.; The Discovery Group Inc.
Underwritten NOI:	$1,992,429
Underwritten NCF:	$1,909,179
Appraised Value:	$33,500,000
Appraisal Date:	January 14, 2014

Historical NOI
Most Recent NOI:	$1,760,315 (T-12 January 31, 2014)
2013 NOI:	$1,807,247 (December 31, 2013)
2012 NOI:	$1,465,302 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	96.7% (March 1, 2014)
2013 Occupancy:	87.0% (December 31, 2013)
2012 Occupancy:	92.7% (December 31, 2012)
(1)
Cash management will be triggered upon (i) an event of default or (ii) a “Big Lots Trigger Event” meaning Big Lots has not renewed its lease for a term of at least five years on or before 1) August 31, 2016 (five months prior to its current expiration date) and 2) five months prior to any subsequent expiration date.

(2)	The TI/LC reserve is subject to a cap of $145,119.
(3)
The Hobby Lobby Rent reserve account is held by lender until lender receives written evidence that Hobby Lobby is in physical occupancy of its leased space and has commenced paying all of its unabated rent.  Hobby Lobby is in physical occupancy of its leased space, has opened for business and commenced paying rent on April 1, 2014.

(4)	Upon the occurrence of a Big Lots Trigger Event the borrower will deposit $19,334 monthly into the Big Lots reserve account.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.20x and 2.10x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property. The property is a seven-building retail center totaling 224,078 sq. ft. located in Seekonk, Massachusetts.  The property was 96.7% occupied by nine tenants as of March 1, 2014.  The property is anchored by BJ’s Wholesale Club (48.8% of NRA and includes a gas station) under an initial 20-year lease term expiring August 2032.  The BJ’s Wholesale Club lease contains five, five-year renewal options.  Other notable tenants include Hobby Lobby (19.0% of NRA; March 2024 expiration) and Big Lots (12.3% of NRA; January 2017 expiration).  No other tenant comprises more than 8.0% of NRA.  2012 property renovations included tenant relocations, additional space added, partial roof installation, gut renovations, new signage and parking striping and paving.

▪
Location / Market.  The property is located in Seekonk, Massachusetts, approximately 37 miles south of Boston and four miles east of Providence, Rhode Island.  The property is situated along Route 6, a densely developed commercial corridor that is improved with a variety of retail.  The five-mile radius population is 193,444 with an average household income of $67,467.  The property is located within the Route 495 South submarket as delineated by CoStar according to the appraiser.  The submarket occupancy was 94.4% as of Q3 2013.  The appraiser reported five directly competitive multi-tenant retail properties with an average occupancy of 93.9%.

▪
Sponsorship. The loan sponsor and guarantor is Mr. Francis Greenburger.  Mr. Greenburger is the founder, Chairman, and CEO of Time Equities Inc., (“TEI”), a full service real estate company established in 1966 based in New York City.  TEI is a full service real estate company including development and asset and property management.  TEI owns approximately 20 million sq. ft. of commercial property in 25 states, five Canadian provinces and Germany. TEI’s portfolio includes office, industrial and retail properties, as well as over 3,500 multifamily apartment units and 131 commercial properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4535 Commerce Street Virginia Beach, VA 23462	Collateral Asset Summary – Loan No. 16 Westin Virginia Beach	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,700,000 67.9% 1.68x 13.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor(1):	Daniel A. Hoffler; Louis S. Haddad; American Realty Capital Hospitality Trust, Inc.
Borrower:	TCA Block 7 Hotel, L.L.C.
Original Balance:	$20,700,000
Cut-off Date Balance:	$20,700,000
% by Initial UPB:	1.7%
Interest Rate:	5.1300%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$253,530	$31,422
Insurance(3):	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Common Charges(4):	$0	Ongoing

Financial Information
Cut-off Date Balance / Room:	$87,712
Balloon Balance / Room:	$72,433
Cut-off Date LTV(5):	67.9%
Balloon LTV:	56.0%
Underwritten NOI DSCR:	2.03x
Underwritten NCF DSCR:	1.68x
Underwritten NOI Debt Yield:	13.3%
Underwritten NCF Debt Yield:	11.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Virginia Beach, VA
Year Built / Renovated:	2007 / NAP
Total Rooms:	236
Property Management:	Crestline Hotels & Resorts, LLC
Underwritten NOI:	$2,743,259
Underwritten NCF:	$2,276,160
“As-is” Appraised Value:	$30,500,000
“As-is” Appraisal Date:	April 1, 2014
“As Stabilized” Appraised Value(5):	$33,000,000
“As Stabilized” Appraisal Date(5):	April 1, 2016

Historical NOI
Most Recent NOI:	$2,509,787 (T-12 February 28, 2014)
2013 NOI:	$2,531,065 (December 31, 2013)
2012 NOI:	$2,386,923 (December 31, 2012)
2011 NOI:	$1,752,653 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	70.0% (February 28, 2014)
2013 Occupancy:	69.9% (December 31, 2013)
2012 Occupancy:	76.0% (December 31, 2012)
2011 Occupancy:	75.0% (December 31, 2011)
(1)
American Realty Capital Hospitality Trust, Inc. is also affiliated with the sponsor under the mortgage loan identified on Annex A-1 as ARC Marriott Hotel Portfolio, which has a Cut-off Date Balance of $45.5 million.

(2)
Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.20x on the last day of any calendar quarter, until the DSCR is at least 1.25x for two consecutive calendar quarters or (iii) if the borrower fails to deposit the environmental insurance deductible deposit amount into the insurance account at the time any claim arises under the environmental insurance policy.

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account if an acceptable blanket insurance policy is no longer in place.
(4)	On each monthly payment date, the borrower is required to deposit an amount equal to the monthly amount set forth in the approved annual budget for common charges.
(5)	The “As Stabilized” LTV ratio is 62.7% based on a stabilized ADR of $148 with a stabilized occupancy of 71.0%.

TRANSACTION HIGHLIGHTS
▪
Property. The Westin Virginia Beach property consists of a 15-story full service hotel with 236 guestrooms, approximately 11,200 sq. ft. of meeting space, a restaurant, business center, fitness center and an indoor swimming pool. The hotel is located in a mixed-use development that includes a 735-space parking ramp, multiple retail spaces and a conference center. In addition, floors 16-30 of the building include 120 condominium units, which are not part of the collateral.

▪
Experienced Management. Crestline Hotels & Resorts, LLC (“Crestline”) has a portfolio of managed properties that includes more than 46 hotels, resorts, conference centers and convention hotels with over 7,700 rooms in 12 states and the District of Columbia.  Crestline, through the newly formed REIT, American Realty Capital Hospitality Trust, Inc., also owns an approximately 30.5% equity interest in the Westin Virginia Beach property.

▪
Location.  The city of Virginia Beach has approximately 5.5 million overnight tourists each year with an estimated $1.3 billion in tourism revenue. The Westin Virginia Beach property is located in the Town Center, with accessibility to Norfolk, Chesapeake, the Norfolk Naval Base and the Virginia Beach Convention Center. The Westin Virginia Beach property is located on a main street development, with business, retail and dining options adjacent to the hotel.  In addition, the Sandler Center for the Performing Arts is located directly next to the hotel.

▪	Performance. The 2013 Occupancy, ADR and RevPAR penetration rates were 111%, 106% and 118%, respectively. In addition, penetration rates have been at or above 99% since 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Winter Springs, Brandon, Winter Garden and Hobe Sound, FL	Collateral Asset Summary – Loan No. 17 ART Florida Multifamily Portfolio 2	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 71.7% 1.37x 9.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Arbor Realty SR, Inc.
Borrower:
Turkscap Apartments, LLC; Turkscap Apartments III, LLC; Mosswood Apartments, LLC; Mosswood Apartments II, LLC; Winter Woods Apartments, LLC; Winter Woods Apartments II, LLC; Mark Landing Apartments, LLC

Original Balance:	$20,000,000
Cut-off Date Balance:	$20,000,000
% by Initial UPB:	1.7%
Interest Rate:	4.9090%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$35,000	$17,500
Insurance:	$21,325	$10,663
Replacement:	$0	$10,475
Required Repairs:	$18,344	NAP

Financial Information
Cut-off Date Balance / Unit:	$47,733
Balloon Balance / Unit:	$41,206
Cut-off Date LTV:	71.7%
Balloon LTV:	61.9%
Underwritten NOI DSCR(3):	1.47x
Underwritten NCF DSCR(3):	1.37x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	8.7%

Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Winter Springs, Brandon, Winter Garden and Hobe Sound, FL
Year Built / Renovated:	1977 - 1987 / 2011
Total Units:	419
Property Management:	Elon Property Management Company, L.L.C.
Underwritten NOI:	$1,872,776
Underwritten NCF:	$1,747,076
Appraised Value:	$27,900,000
Appraisal Date:	March 2014

Historical NOI(4)
2013 NOI:	$1,767,889 (December 31, 2013)
2012 NOI:	$1,674,260 (December 31, 2012)
2011 NOI:	NAV
2010 NOI:	NAV

Historical Occupancy(4)
Most Recent Occupancy:	94.5% (February 2014)
2013 Occupancy:	94.4% (December 31, 2013)
2012 Occupancy:	82.6% (December 31, 2012)
2011 Occupancy:	NAV
(1)
On any date after the lockout period ends, the borrowers may obtain the release of an individual property by partially defeasing the mortgage loan by an amount equal to the greater of (i) 120.0% of the allocated loan amount (as defined below) and (ii) an amount such that (1) the LTV immediately following the release is no greater than 70.0% and (2) the DSCR following the release is at least 1.30x.

(2)
Cash management and a full excess cash flow sweep will be triggered upon (i) any event of default or (ii) failure by the borrowers to maintain a DSCR of at least 1.10x at the end of one calendar quarter.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.88x and 1.76x, respectively.
(4)	The sponsor acquired the ART Florida Multifamily Portfolio 2 properties in 2011. As such, Historical NOI and Historical Occupancy are unavailable prior to 2012.

TRANSACTION HIGHLIGHTS
▪
Properties.  The ART Florida Multifamily Portfolio 2 properties are comprised of four single-story garden style apartment communities, containing 419 units. The properties are located in Winter Springs, Brandon, Winter Garden and Hobe Sound, Florida. Since 2011, the sponsor has invested approximately $553,000 ($1,320 per unit) into the properties.

▪
Market.  As of Q4 2013, the respective multifamily submarkets reported vacancy rates ranging from 2.4% to 3.2%. In 2014, the estimated population and average household income within a three-mile radius of each property was, on average, approximately 51,552 and $72,274, respectively.

▪
Sponsorship. Arbor Realty SR, Inc., a subsidiary of Arbor Realty Trust, Inc. (“Arbor”) (NYSE:ABR), acquired the portfolio in 2011. Arbor is a REIT that invests in a diversified portfolio of multifamily and commercial real estate-related bridge and mezzanine loans and preferred equity. In January 2014, Arbor announced the funding of 31 multifamily loans for approximately $197.6 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

338 Third Avenue Brooklyn, NY 11215	Collateral Asset Summary – Loan No. 18 Park Slope Storage Deluxe	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 62.3% 1.38x 8.6%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor(1):	Steven J. Guttman
Borrower:	338 DE LLC
Original Balance:	$17,000,000
Cut-off Date Balance:	$17,000,000
% by Initial UPB:	1.4%
Interest Rate:	4.7000%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$36,619	$7,324
Insurance(3):	$34,203	Springing
Replacement:	$0	$878

Financial Information
Cut-off Date Balance / Sq. Ft.:	$242
Balloon Balance / Sq. Ft.:	$208
Cut-off Date LTV:	62.3%
Balloon LTV:	53.5%
Underwritten NOI DSCR(4):	1.39x
Underwritten NCF DSCR(4):	1.38x
Underwritten NOI Debt Yield:	8.6%
Underwritten NCF Debt Yield:	8.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Self Storage
Collateral:	Fee Simple
Location:	Brooklyn, NY
Year Built / Renovated:	1966 / 2012
Total Sq. Ft.:	70,225
Property Management:	Storage Deluxe Management Company, LLC
Underwritten NOI:	$1,469,115
Underwritten NCF:	$1,458,577
Appraised Value:	$27,300,000
Appraisal Date:	March 4, 2014

Historical NOI(5)
Most Recent NOI:	$1,339,043 (T-12 February 28, 2014)
2013 NOI:	$1,245,221 (December 31, 2013)
2012 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	75.1% (March 31, 2014)
2013 Occupancy:	77.8% (December 31, 2013)
2012 Occupancy:	65.2% (December 31, 2012)
(1)
Steven J. Guttman is also the sponsor under the mortgage loan identified on Annex A-1 to this Free Writing Prospectus as Woodside Avenue Storage Deluxe, which has a Cut-off Date Balance of $14,500,000.

(2)
A lockbox with in-place cash management will be established (i) upon and during the continuance of an event of default or (ii) if the DSCR falls below 1.10x at any time after the first anniversary of the funding of the loan.

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve account if an acceptable blanket policy is no longer in place.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.81x and 1.80x, respectively.
(5)	The property was converted to self storage in 2012 and began operations in March 2012. As such, 2012 NOI is not applicable and not available.

TRANSACTION HIGHLIGHTS
▪
Collateral.  The property consists of 1,444 storage units (of which 1,425 are climate-controlled) across 70,225 sq. ft. in a four-story building located at the border of the Park Slope neighborhood of Brooklyn, New York.  The building is accessible via two loading areas, each served by an elevator. Project amenities include key-code access, surveillance cameras, security alarms, fire sprinklers, interior climate control units and exterior drive-up units.

▪
Location/Market. Park Slope is a residential neighborhood in Brooklyn, New York. It has a population of approximately 131,000 and an average household income of approximately $117,000 within a one-mile radius. In addition, the property’s signage is visible from over one mile away.

▪
Tax Abatement. The property received an Industrial Commercial Abatement Program (“ICAP”) property tax abatement for 25 years beginning with the 2014/15 tax year. The abatement freezes the assessment on structural improvements made to the building for 16 years and then phases out in 10 percentage increments in years 2030 through 2040.

▪
Experienced Sponsorship. The sponsor is Steven J. Guttman, the founder of Storage Deluxe Management Company, LLC (“Storage Deluxe”), which is a Manhattan-based owner, developer, and manager of self storage properties. Over the past 13 years, Storage Deluxe has developed and constructed 34 self storage facilities, one fine art storage facility and one luxury car storage facility. Altogether, these assets comprise approximately 2.4 million sq. ft. across 40,000 units. Currently, Storage Deluxe manages seven facilities which comprise 9,350 units, with an additional six properties under construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6 Avon Parkway Liverpool, NY 13090	Collateral Asset Summary – Loan No. 19 Brookwood on the Green	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 63.5% 1.49x 10.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Robert C. Morgan
Borrower:	Morgan Brookwood DE, LLC
Original Balance:	$16,000,000
Cut-off Date Balance:	$16,000,000
% by Initial UPB:	1.3%
Interest Rate:	5.0000%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	Interest only for first 18 months; 360 months thereafter
Additional Debt(1):	$2,000,000 Mezzanine Loan
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management:	Soft / In Place

Reserves
	Initial	Monthly
Taxes:	$104,657	$34,886
Insurance(2):	$0	Springing
Replacement:	$0	$7,083
Required Repairs(3):	$140,063	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$47,059	$52,941
Balloon Balance / Unit:	$40,227	$46,109
Cut-off Date LTV:	63.5%	71.4%
Balloon LTV:	54.3%	62.2%
Underwritten NOI DSCR(4):	1.58x	1.26x
Underwritten NCF DSCR(4):	1.49x	1.19x
Underwritten NOI Debt Yield:	10.2%	9.0%
Underwritten NCF Debt Yield:	9.6%	8.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Liverpool, NY
Year Built / Renovated:	1965 / NAP
Total Units:	340
Property Management:	Morgan Management, LLC
Underwritten NOI:	$1,624,573
Underwritten NCF:	$1,539,573
Appraised Value:	$25,200,000
Appraisal Date:	January 23, 2014

Historical NOI
Most Recent NOI:	$1,714,777 (T-7 December 31, 2013 Ann.)
2012 NOI:	$1,354,708 (December 31, 2012)
2011 NOI:	$1,291,976 (December 31, 2011)
2010 NOI:	$1,138,119 (December 31, 2010)

Historical Occupancy
Most Recent Occupancy:	95.0% (January 22, 2014)
2012 Occupancy:	NAV
2011 Occupancy:	NAV
2010 Occupancy:	NAV
(1)	The mezzanine loan is coterminous with the mortgage loan with an interest rate of 13.0000% per annum and is interest only for its entire term.
(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)
The engineering report identified certain immediate repairs, estimated to cost $112,050. As a result of NY lien law concerns, in lieu of funding a reserve with respect to such costs, $140,063 (i.e., 125% of engineer’s cost estimate) was funded to a borrower account at closing, with respect to which the borrower will have unrestricted access to pay for such required repairs or otherwise, subject only to springing lender control of such account following the occurrence of an event of default. The loan documents obligate the borrower to complete the identified required repair items within 180 days of loan closing and guarantor has guaranteed the lender’s losses related to a breach of such covenant.

(4)
Based on amortizing debt service payments on the mortgage loan. Using the current interest only payments on the mortgage loan, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.00x and 1.90x, respectively for the mortgage loan and 1.51x and 1.43x, respectively for the total debt.

TRANSACTION HIGHLIGHTS

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Asset Quality.  Constructed in 1965, the property consists of 34 apartment buildings with layouts that include single-story, two-story, townhouse-style and two-story stacked flat units over garages. The sponsor purchased the property in 2013 and is in the process of completing extensive repairs and renovations to the property which have included pool repairs, new siding, roof repairs, new boiler installation, appliance replacement, landscaping improvements and exterior lighting installation. Additionally, 204 units (60.0% of the total) have been remodeled with new flooring, new cabinets and new appliances.

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Location.  The property is located approximately five miles northwest of the Syracuse central business district. The region is served by multiple major roadways including Interstates 90 (the New York State Thruway) and 81 and Routes 481 and 690. Mass bus transit is provided via Centro along major thoroughfares. Trailways and Greyhound bus service is provided via the bus terminal in downtown Syracuse. Amtrak service throughout the New York region is provided via the downtown Syracuse station. Hancock International Airport is located approximately 6.6 miles east of the property, directly off of Interstate 81.

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Sponsorship.  Robert C. Morgan is the founder of Morgan Management, LLC, the property manager of the property. Morgan Management, LLC has owned and operated a residential and commercial real estate portfolio since 1976. After originally focusing on manufactured housing communities, Morgan Management, LLC’s real estate portfolio now includes RV resorts, residential apartment communities, self storage facilities, commercial office buildings and shopping plazas.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7119-7125 East Shea Boulevard and 10392 North Scottsdale Road Scottsdale, AZ 85254	Collateral Asset Summary – Loan No. 20 Scottsdale Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,125,000 59.8% 2.38x 11.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Basil Christopoulos
Borrower:	Trojan Development Associates III, LLC
Original Balance:	$15,125,000
Cut-off Date Balance:	$15,125,000
% by Initial UPB:	1.3%
Interest Rate:	4.5500%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest Only
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$13,480
Insurance:	$14,956	$1,917
Replacement(3):	$0	$1,992
TI/LC(4):	$0	$5,211
Required Repairs:	$36,876	NAP
Lease Sweep(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$218
Balloon Balance / Sq. Ft.:	$218
Cut-off Date LTV:	59.8%
Balloon LTV:	59.8%
Underwritten NOI DSCR(6):	2.49x
Underwritten NCF DSCR(6):	2.38x
Underwritten NOI Debt Yield:	11.5%
Underwritten NCF Debt Yield:	11.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Scottsdale, AZ
Year Built / Renovated:	1985, 1989, 1999 / 2008
Total Sq. Ft.:	69,482
Property Management:	C&H Development Co.
Underwritten NOI:	$1,738,345
Underwritten NCF:	$1,661,915
Appraised Value:	$25,300,000
Appraisal Date:	February 27, 2014

Historical NOI
2013 NOI:	$1,631,908 (December 31, 2013)
2012 NOI:	$1,702,820 (December 31, 2012)
2011 NOI:	$1,564,557 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	94.5% (February 12, 2014)
2013 Occupancy:	97.2% (December 31, 2013)
2012 Occupancy:	98.4% (December 31, 2012)
2011 Occupancy:	92.6% (December 31, 2011)
(1)
Borrower will be permitted in connection with a sale to obtain a mezzanine loan from an approved mezzanine lender provided that (i) the combined LTV does not exceed 59.8%, (ii) the combined DSCR will not be less than 2.30x and (iii) the combined NCF debt yield will not be less than 10.8%.

(2)
Cash management will be triggered (i) upon and during the continuance of an event of default, (ii) if the DSCR falls below 1.15x, (iii) if a mezzanine loan is outstanding or (iv) upon the commencement of a Lease Sweep Period. A “Lease Sweep Period” will commence during the first to occur of (a) the date 12 months prior to the earliest stated expiration date (including the stated expiration of any renewal term) of a Lease Sweep Lease or the date required under a Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option thereunder, if such renewal has not been so exercised, (b) the date that a Lease Sweep Lease (or a material portion thereof) is surrendered, cancelled, or terminated prior to its then current expiration date, (c) the date that any tenant under a Lease Sweep Lease goes dark and fails to provide evidence of its intention to re-occupy its space, and any tenant under a Lease Sweep Lease gives notice that it intends to go dark, (d) an occurrence of an event of default under a Lease Sweep Lease or (e) the occurrence of a Lease Sweep Tenant Party Insolvency Proceeding (as defined in the loan documents).  A “Lease Sweep Lease” is defined as the Fresh & Easy lease, the BevMo! lease, or any replacement lease that covers 14,000 or more rentable sq. ft.

(3)	The replacement reserve is subject to a cap of $95,616.
(4)	The TI/LC reserve is subject to a cap of $150,000.
(5)	The borrower is required to deposit all excess cash into a lease sweep reserve during a Lease Sweep Period.
(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.88x and 1.80x, respectively.

TRANSACTION HIGHLIGHTS

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Collateral and Tenancy.  The property is a 69,482 sq. ft. grocery-anchored retail center located in North Scottsdale, Arizona, approximately six miles from downtown Scottsdale. As of February 12, 2014, the property is 94.5% leased to 21 tenants, with Fresh & Easy (20.7% of NRA; lease exp. 6/2023) and BevMo! (20.4% NRA; lease exp. 11/2022) being the major tenants. Other national tenants include Avis Rent a Car, H&R Block, Jersey Mike’s, Sleep America LLC, Mutual of Omaha and The UPS Store. The Sponsor acquired the Property in June 2007 for $17.97 million and has since spent over $5.4 million in capital improvements and tenant improvements.

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Location/Market. The property is located at the intersection of North Scottsdale Road and East Shea Boulevard (over 75,000 vehicles per day), in the Phoenix/Scottsdale metropolitan statistical area. Average household income within a three-mile radius of the property for 2013 was $94,481.

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Sponsorship. The sponsor is Basil Christopoulos, the President of C&H Development Co., a real estate development firm that specializes in the investment of retail projects in the Bay Area, North Scottsdale and high-end areas of Los Angeles. Since early 1990s, Mr. Christopoulos and C&H Development Co. have developed nearly 500 retail centers. Mr. Christopoulos currently has eight properties under ownership / management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Jefferies LLC, CastleOak Securities, L.P. and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-CCRE17 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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